UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Ally Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ally Notice of Annual Meeting of Shareholders and Proxy Statement • 2026

ally

A Message from the
Chairman of Our Board and
Our CEO

March 18, 2026

Franklin W. Hobbs Independent Chairman of the Board

Dear Fellow Shareholders,

On behalf of your Board of Directors and management team, we thank you for your investment in Ally Financial. We invite you to join our Annual Meeting, which will be held virtually at 9:00 a.m. Eastern Time on May 6, 2026. Your vote matters, and we encourage you to cast it early.

As we reflect on 2025, we are proud of the forward momentum we have built and continue to build through a refreshed strategy supported by disciplined execution. Our leadership team launched our "Focused. Forward." strategy—refining our priorities, simplifying our business, and further positioning Ally to deliver long-term value. This strategy was developed with the support of our actively engaged Board and rooted in feedback received from our shareholders over the course of the prior year.

Our "Focused. Forward." strategy reflects a deliberate evolution in how we allocate resources—focusing on the areas where Ally is best positioned to lead and create sustainable growth. It also reinforces what has defined Ally for more than a century: a willingness to evolve, challenge convention, and lead through change.

Executing with Focus

In 2025, we took decisive actions to simplify our business and sharpen our focus on what we do best. With this in mind, we ceased mortgage originations, closed on the sale of our credit card operations, reduced interest rate risk by repositioning a portion of our securities portfolio, maintained a disciplined approach to expense and capital management, and announced the resumption of share repurchases. These steps reflect a clear commitment to concentrate our efforts on areas where Ally has enduring competitive advantages—our Dealer Financial Services, Corporate Finance, and Ally Bank businesses.

Together, these businesses drove improved returns in 2025 over the prior year and position the Company to deliver sustainable mid-teens returns over time. Our return on equity of 6.0% and earnings per share of $2.37 translated to a Core ROTCE(a) of 10.4%, up 45% year over year, and Adjusted EPS(a) of $3.81, up 62% year over year. Additionally, Ally delivered total shareholder return of approximately 30% for the year. These results underscore the impact of our new "Focused. Forward." strategy in driving sustainable growth and value creation.

Michael G. Rhodes

Chief Executive Officer
and Director

"We are pleased with our progress and even more confident in where we are heading, but we still have work to do. We are doubling down on our core franchises—they are driving improved results and setting us up for focused growth moving forward."

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Ally Financial Inc. • 1

Culture in Action

Our "Do It Right" culture remains a defining strength, fueling both execution and innovation across our organization while remaining grounded in integrity, care, and accountability. One of many examples of Ally's innovation is the enterprise-wide rollout of Ally.ai, our proprietary generative AI platform. The Board and management understand the potential power that AI can have in disrupting traditional processes. As such, Ally.ai empowers teammates to unlock new value, streamline workflows, and enhance productivity while building skills critical to the future of our work. The Board continues to oversee this rollout with a focus on responsible innovation, data integrity, and transparency—ensuring that technology serves both performance and risk objectives.

Responding to Shareholders

We are committed to maintaining an active and constructive dialogue with our shareholders and to continuously strengthening our governance and executive compensation practices. Throughout the past year, under the direction of the Compensation, Nominating, and Governance Committee, we enhanced our shareholder engagement program to ensure we are well positioned to obtain, evaluate, and thoughtfully incorporate shareholder feedback where appropriate. We engaged directly with a broad cross-section of our shareholder base to better understand their perspectives regarding all aspects of our corporate governance practices, with a specific focus on our executive compensation program following the outcome of last year’s Say-on-Pay vote. In response to our conversations with shareholders and as outlined in this Proxy Statement, we've continued to evolve our compensation program and build on the transparency we’ve provided over the past few years, including through the simplification of our 2026 Performance Scorecard.

Refreshing Our Board of Directors

As a Board, we are focused on ongoing refreshment to enable effective oversight of our strategy. In 2025, we welcomed Gunther Bright, Michelle Goldberg, and Allan Merrill, who collectively bring deep experience in financial services, public company leadership, and financial and venture capital markets to the Board. These directors' expertise will be instrumental as Ally continues to transform into a more focused, high-performing organization. With their appointments, the Board has added six new independent directors since 2022. Tracey Weber, who brings a wealth of experience in digital and technology across multiple industries, is also included on this year's slate of nominees. We also thank Marjorie Magner, who retired from the Board in December 2025, for her dedicated service. We wish her success in all future endeavors.

Looking Ahead

While we are pleased with our progress and even more confident in where we're heading, we still have work to do. We are focused on our core franchises that are driving improved results and setting us up for intentional growth moving forward. We've built a foundation that’s differentiated, resilient, scalable, and aligned with our long-term goals of becoming a stronger institution that is better positioned competitively, financially, and culturally. We see room for organic growth across each of our businesses over the years to come. Our momentum is real, and we are confident in our ability to sustain it over time.

As we enter 2026, Ally’s strengths—our "Focused. Forward." strategy, "Do It Right" culture, brand, and commitment to responsible innovation—position us to deliver consistent performance and long-term shareholder value. We are confident that the foundation we’ve built will enable Ally to continue leading through transformative change, just as it has for over a century.

On behalf of your Board of Directors and leadership team, thank you for your continued trust and partnership. We value the ongoing investment you have made in Ally.

Sincerely, Franklin W. Hobbs Independent Chairman of the Board Michael G. Rhodes Chief Executive Officer and Director

2 • 2026 Proxy Statement

Notice of Annual
Meeting of
Shareholders

MEETING DATE:	TIME:	RECORD DATE:	LOCATION:
Wednesday, May 6, 2026	9:00 a.m. Eastern Time	Friday, March 13, 2026	www.virtualshareholdermeeting.com/ALLY2026

Ally's Board is furnishing this Proxy Statement to solicit proxies on its behalf to be exercised at the 2026 Annual Meeting of Shareholders, and any postponements or adjournments thereof, and we are first making this Proxy Statement available on or about March 18, 2026, to the shareholders of record of our Common Stock at the close of business on March 13, 2026 (Record Date). This Proxy Statement and our annual report for the year ended December 31, 2025, will also be made available on our website at www.ally.com/about/investor/sec-filings/, free of charge, at or about the same time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 6, 2026.

This Proxy Statement, our annual report to shareholders for fiscal year 2025, and our Form 10-K for fiscal year 2025 are available electronically at www.proxyvote.com/ALLY.

Voting Matters & Recommendations

Item of Business	Board Recommendation	Rationale

1. Election of directors	FOR each director nominee	The Board has a slate of highly qualified and experienced nominees who represent a combined broad and deep set of experiences, skills, and backgrounds.

2. Advisory vote on executive compensation	FOR

Ally's executive compensation program is designed to have a strong link between pay and performance, with a substantial emphasis on long-term performance to align with shareholder interests.

The Company, in response to shareholder feedback and at the Board's direction, has continued expanding executive compensation disclosures and simplified its 2026 Performance Scorecard.

3. Ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for 2026	FOR	Following its annual review, the Audit Committee believes that Deloitte's continued service is in the Company's best interest.

4. Approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan	FOR

After considering Ally's anticipated future equity needs, our historic equity-compensation practices, and the advice of the CNGC's independent compensation consultant, the Board believes the revised plan is in the Company's best interest.

Ally Financial Inc. • 3

Item of Business	Board Recommendation	Rationale

5. Approval of the Ally Financial Inc. Employee Stock Purchase Plan	FOR

The Board believes it is appropriate to continue giving Ally employees the opportunity to purchase shares of our Common Stock at a discounted rate as this encourages employee ownership of our Common Stock and, therefore, is in the Company's best interest.

6. Shareholder Proposal to Reduce Threshold for Shareholders to Call Special Meetings, if properly presented	AGAINST	The Board does not believe this proposal is necessary as it previously instituted the right for shareholders to call a special meeting and set the required threshold to align with market practices.

7. Such other business as may properly come before the meeting		—

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of our Common Stock as of the Record Date will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The only voting securities of the Company are shares of our common stock, $0.01 par value per share (Common Stock), of which there were 307,918,244 as of the Record Date, and each share of common stock is entitled to one vote.

How to Vote

We provide shareholders several methods through which they are able to vote their shares.

Internet	QR Code	Telephone	Mail	Live Webcast
www.proxyvote.com/ ALLY	Scan the QR code on your proxy card or Notice of Internet Availability of Proxy Materials	See the phone number provided on your proxy card	See the address provided on your proxy card	www.virtualshareholdermeeting.com/ALLY2026

For further instructions on voting and how to attend the virtual Annual Meeting, please see the General Information About the Annual Meeting section of this Proxy Statement.

Regardless of whether you plan to attend this year's Annual Meeting, you are urged to vote. Your prompt action will aid the Company in reducing the expense of proxy solicitation.

By Order of the Board of Directors.

Hope D. Mehlman

Chief Legal and Corporate Affairs Officer and Corporate Secretary

March 18, 2026

4 • 2026 Proxy Statement

Table of
Contents

18	Proposal 1 — Election of Directors
	19	Board Composition
	21	Director Qualifications
	23	Board Responsibilities
	23	Director Independence
	24	Director Candidate Biographies

36	Corporate Governance
	36	Shareholder Engagement
	42	Director Recruitment and Refreshment
	45	The Board’s Leadership Structure
	45	Board Governance Practices
	48	Committees of the Board
	52	Management Succession Planning
	52	Risk Management Oversight
	56	Other Governance Matters

58	Director Compensation

61	Stock Ownership
	61	Security Ownership of Certain Beneficial Owners
	62	Security Ownership of Directors, Nominees, and Executive Officers

65	Pillars for Impact

69	Letter From the Compensation, Nominating, and Governance Committee

71	Compensation Discussion and Analysis
	72	2025 Company Performance Highlights
	75	Compensation Foundation
	77	Shareholder Engagement and Responsiveness
	82	Ally’s Executive Compensation Program
	90	2025 Individual Performance and Compensation Decisions
	102	Assessing Compensation Competitiveness
	104	Compensation Policies and Governance Practices
	107	Other
	107	Compensation Committee Report

108	Executive Compensation Tables
	108	Summary Compensation Table
	110	Grants of Plan-Based Awards in 2025
	111	Outstanding Equity Awards at 2025 Fiscal Year End
	112	Option Exercises and Stock Vested in 2025
	112	Nonqualified Deferred Compensation in 2025
	113	Potential Payments Upon a Termination
	119	Pay Ratio
	120	Pay Versus Performance

125	Proposal 2 — Advisory Vote on Executive Compensation
	125	Compensation Risk Assessment

126	Proposal 3 — Ratification of the Engagement of the Independent Registered Public Accounting Firm
	127	Fees of the Principal Independent Registered Public Accounting Firm
	128	Audit Committee Report

129	Proposal 4 — Approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan

142	Proposal 5 — Approval of the Ally Financial Inc. Employee Stock Purchase Plan

147	Proposal 6 — Shareholder Proposal

149	General Information About the Annual Meeting
	149	Meeting Admission
	150	Householding
	151	Voting Rights and Procedures
	154	Cautionary Notice About Forward-looking Statements and Other Terms

A-1	Appendix A — Non-GAAP Reconciliations

B-1	Appendix B — Ally Financial Inc. Incentive Compensation Omnibus Plan

C-1	Appendix C — Ally Financial Inc. Employee Stock Purchase Plan

Glossary of Commonly Used Terms

Ally Financial Inc. • 5

New For This Year's

Proxy Statement

During recent engagements, our shareholders expressed appreciation for the robust enhancements in disclosures and the design and flow of our 2025 Proxy Statement. Last year, we augmented the scope of disclosures, particularly with respect to:

•
The Board’s processes for director recruitment and refreshment;
•
Biographies for director nominees;
•
The Board’s risk oversight process with a subsection on technology, cybersecurity, and artificial intelligence oversight; and
•
Ally’s policies related to political engagement and disclosure.

In this year’s Proxy Statement, we carried forward these disclosures and further expanded to provide enhanced transparency on executive compensation and certain governance topics that were discussed in our most recent engagements with shareholders. These include:

•
An overview of the Board's actions to respond to our 2025 Say-on-Pay vote;
•
An overview of changes to our 2026 Performance Scorecard in response to shareholder feedback;
•
Additional detail on our year-round shareholder engagement program;
•
Additional disclosure related to the Board's oversight of artificial intelligence; and
•
Additional disclosure explaining director education.

We have been intentional in presenting this information to shareholders in an easily digestible, comprehensive manner by using new graphics and charts to further enhance and simplify the reader experience, including:

•
A Tear Sheet to highlight aspects of our Proxy Statement that we believe to be of interest to shareholders;
•
An illustration of our year-round engagement program and cycle to more clearly demonstrate our responsiveness to last year's Say-on-Pay results;
•
A timeline of enhancements to our Performance Scorecard for executive compensation;
•
Reformatted director nominee biographies to better highlight experiences and accomplishments; and
•
A more streamlined Proxy Summary to better highlight the contents of this year's Proxy Statement.

We are committed to ongoing shareholder engagement and will continue to seek feedback on our proxy disclosures and design to provide a best-in-class experience for shareholders. We encourage you to read our Proxy Statement in its entirety and to vote at our 2026 Annual Meeting.

6 • 2026 Proxy Statement

Proxy Statement
Tear Sheet

The following table provides information on key aspects of our policies and practices we believe to be of interest to shareholders, and shareholders should read the entire Proxy Statement before voting their shares:

Board Composition and Operations
Number of Director Nominees	12
Independence of Director Nominees	92% (11 of 12)
Board Committee Independence	100%
Independent Board Chair	Yes
Average Incumbent Director Nominee Age	66
Average Incumbent Director Nominee Tenure	7.1 years
Overall Diversity of Incumbent Director Nominees	27%
Board Voting Standard	Majority (if uncontested), Plurality (if contested)
Annual Elections for All Directors	Yes
Director Age or Term Limits	No
Director Resignation Policy	Yes
Overboarding Policy	Yes
Annual Board Self-Assessment Process	Yes
Director Onboarding and Ongoing Education	Yes
Number of Board Meetings Held in 2025	9
Number of Board and Committee Meetings Held in 2025	36
Executive Sessions with Only Independent Directors	Occurs regularly
Board Access to Management and Other Employees	Yes
Director Attendance at Least 75%	Yes

Shareholder Rights
Single-Class Voting Structure	Yes
Cumulative Voting	No
Right to Call Special Meeting	Yes, 25% ownership threshold
Right to Act by Written Consent	No
Board Authorized to Issue Blank-Check Preferred Stock	Yes, but Ally’s capital plan is submitted to the Federal Reserve
Poison Pill	No
Proxy Access Bylaw	Yes, 3% Common Stock ownership (up to 20 shareholders may aggregate shares) for 3 years needed to nominate up to the greater of 20% or 2 of the Board seats
Exclusive Forum Bylaw	No

Ally Financial Inc. • 7

Other Governance Highlights
Code of Conduct and Ethics	Yes (posted on ally.com)
Supplier Code of Conduct	Yes (posted on ally.com)
Year-Round Shareholder Engagement Program	Yes
Director Participation in Our Shareholder Engagement	Yes
Insider Trading Policy	Yes
Council of Institutional Investors	Member
International Corporate Governance Network	Member
Board Oversight of Strategy	Yes
Independent Auditor	Deloitte & Touche LLP

Compensation Practices
CEO Pay Ratio	106:1
Recoupment Policy	Yes
Employment Agreements for Executive Officers	No
Excessive Perquisites	No
Stock Ownership Guidelines	Yes (for executive officers); directors hold their shares until their Board service ends
Annual Assessment of Compensation Program	Yes
Pay for Performance	Yes
Double-Trigger Change-in-Control	Yes
True Excise Tax Gross-Ups	No
Anti-Hedging and Anti-Pledging Policies	Yes
Incentive Plans Encourage Excessive Risk Taking	No
Frequency of Say-on-Pay Advisory Vote	Annual
Next Say-on-Frequency Advisory Vote	2027
Independent Compensation Consultant	Frederic W. Cook & Co., Inc.

Corporate Information
Common Stock Symbol	ALLY
Stock Exchange	New York Stock Exchange
Shares of Common Stock Outstanding as of the Record Date	307,918,244
State of Incorporation	Delaware
Corporate Headquarters	Ally Detroit Center 500 Woodward Avenue, Floor 10 Detroit, Michigan 48226
Transfer Agent	Computershare
Corporate Website	ally.com
Investor Relations Website	ally.com/about/investor/

8 • 2026 Proxy Statement

Proxy

Summary

Business Overview
and Company Performance

Our Business

Ally (NYSE: ALLY) is a financial services company with the nation’s largest all-digital bank and an industry-leading auto financing business, driven by a mission to “Do It Right” and be a relentless ally for all stakeholders. The Company serves customers with deposits and securities brokerage and investment advisory services as well as automotive financing and insurance offerings. The Company also includes a seasoned corporate finance business that primarily offers senior-secured loans to private equity sponsor-owned U.S.-based middle-market companies and to well-established asset managers that mostly provide leveraged loans.

Dealer Financial Services Automotive Finance and Insurance	Ally Bank	Corporate Finance
We’re an independent provider of financing, leasing, commercial insurance, and vehicle protection products for dealers and consumers.	Our integrated, customer-centric digital banking experience allows customers to effortlessly manage Ally Bank deposit products and Ally Invest investment portfolios within a single platform.	Over 25-year history of providing financing solutions for the unique needs of middle market companies and highly regarded equity sponsors.

Our Strategic Priorities

In 2025, Ally launched a new "Focused. Forward." strategy to transform the Company through the power of focus—aimed at reducing complexity, strengthening the Company's foundation, and enhancing expense and capital discipline. The strategic shift refocused resources and capital on the core franchises that have relevant scale and clear differentiation within their respective marketplaces: Dealer Financial Services, Corporate Finance, and Ally Bank.

In alignment with the "Focused. Forward." strategy, our long-term strategic objectives are centered around:

1. Investing in our market-leading franchises and continuing to deliver a differentiated value proposition across Dealer Financial Services, Corporate Finance, and Ally Bank	2. Ensuring our culture remains aligned with a relentless focus on customers, communities, employees, and shareholders	3. Accepting risks that we can understand and effectively manage

4. Maintaining one of the most relevant and creatively disruptive brands in banking	5. Advancing technology that powers dealer and consumer centric products and services leveraging our ongoing investment in data and AI	6. Improving financial results and shareholder returns

Ally Financial Inc. • 9

In addition to the Company-wide strategic priorities, each of our distinct business lines have their own focuses, which are set forth in the following table.

Ally Business Line	Strategic Focus
Automotive Finance

Enhancing our market-leading position and delivering long-term growth in annual originations by continuing to strengthen dealer engagement, deepen strategic partnerships, and evolve our expansion strategies, while maintaining an appropriate level of risk appetite.

Insurance

Growing written premiums and delivering accretive returns by leveraging our automotive dealer network and driving efficiencies through process improvements and claims management, managing risk, and leveraging strategic reinsurance.

Corporate Finance

Expanding our portfolio by deepening our preexisting relationships with private equity sponsors and asset managers, while also establishing new relationships and reviewing potential opportunities in other markets and industries.

Ally Bank

Growing our base of customers who consider us their primary bank and prioritizing improvements to customer experiences and services. Additionally, we are focusing on providing investment solutions for our deposit customers that will help grow and diversify their portfolios while deepening our overall relationships and providing stability to our deposits portfolio through Ally Invest.

Financial and Operational Performance Highlights

In 2025, full year results reflected strong operational and financial momentum across our core businesses, underscoring the disciplined execution of the "Focused. Forward." strategy and the compounding benefit of a more focused, streamlined organization. Financial and operational results are described within the CD&A. Below is a summary of key performance highlights:

$2.37 GAAP EPS	$1,051M GAAP Pre-Tax	6.0% Return on Equity	$7.9B GAAP Net Revenue	3.47% NIM ex. OID(b)
$3.81 Adj. EPS(a) up 62% year over year	$1,628M Core Pre-Tax(a) up 55% year over year	10.4% Core ROTCE(a) up 45% year over year	$8.5B Adjusted Net Revenue(a) up 3% year over year	10.2% CET1 up 40bps year over year

Auto Finance	Insurance	Ally Bank	Corporate Finance
$43.7B Consumer Originations up 11% year over year	$1.5B Insurance Written Premium Volume up 2% year over year	3.5M Total Deposit Primary Customers up 5% year over year	$12.9B Held-For-Investment Outstandings up 35% year over year

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

(b) This is calculated using a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

10 • 2026 Proxy Statement

Proposal 1 - Election of Directors

The Board recommends that you vote FOR the election of each director nominee. See information beginning on page 18 for further information.

Overview of Board of Directors Nominees

The Compensation, Nominating, and Governance Committee (CNGC) has recommended, and the Board has nominated, the following 12 director candidates for election at the Annual Meeting to hold office until the next Annual Meeting of Shareholders in 2027. Each has agreed to be nominated and named in this Proxy Statement and to serve if elected.

Nominee/Principal Occupation	Age	Director Since	Ally Board Committee Membership

Gunther T. Bright Former Executive Officer, American Express	67	2025	• Risk

William H. Cary Former Executive Officer, General Electric	66	2016	• Audit (Chair) • CNGC

Mayree C. Clark Former Executive Officer, Morgan Stanley	69	2009	• Audit • CNGC

Kim S. Fennebresque Former Chairman and CEO, Cowen Group	75	2009	• CNGC (Chair) • Technology

Thomas P. Gibbons Former CEO, Bank of New York Mellon Corporation	69	2023	• Risk (Chair) • Technology

Michelle J. Goldberg Former Partner, Ignition Partners	56	2025	• Audit

Franklin W. Hobbs Independent Chair Former President and CEO, Ribbon Communications	78	2009	• CNGC

Allan P. Merrill CEO and Chairman, Beazer Homes USA	59	2025	• Audit

David Reilly Chief Development Officer, World Wide Technology	62	2022	• Audit • Technology

Michael G. Rhodes CEO, Ally Financial Inc.	60	2024

Brian H. Sharples Former Chairman and CEO, HomeAway	65	2018	• Risk • Technology (Chair)

Tracey D. Weber Senior Vice President and General Manager, Expedia Brand and Portfolio Brands	58	N/A	N/A

Independent Director Audit committee financial expert Risk management expert under the Federal Reserve's Regulation YY

Ally Financial Inc. • 11

Balanced Tenure

4 incumbent nominees with < 2 years tenure

4 incumbent nominees with 2–10 years tenure

3 incumbent nominees with > 10 years tenure

The Board believes the director nominees currently reflect the appropriate size of the Board and that they possess the right mix of perspectives, backgrounds, skills, and experiences in order to fulfill the Board’s duties and oversee Ally’s corporate strategy. Further, the CNGC strives to achieve a balance of tenures on the Board. Such tenures are reflected in the graphic to the left.

The Board regularly assesses its composition and governance structure. For more information on each nominee, refer to the Director Qualifications section in this Proxy Statement. For more information on the director recruitment and refreshment process, refer to the Director Recruitment and Refreshment section.

Overview of Director Skills

Each year, the directors complete a skills assessment so that the CNGC has a complete view of the skills represented on the Board. The following chart summarizes the results of the most recent assessment with respect to incumbent nominees.

See the director-by-director skills matrix within the Director Qualifications section for more detailed information on each director's particular skills.

12 • 2026 Proxy Statement

Corporate Governance Highlights

The Board understands strong corporate governance practices are critical to Ally achieving its strategic objectives and maintaining the trust and confidence of its shareholders, regulators, customers, and other key stakeholders. Key governing documents are available on the Company’s website at www.ally.com/about/investor/policies-charters/.

Highlights of our Corporate Governance Practices

Board and Meeting Practices

•
Annual election of all directors
•
All of our director nominees are independent, other than our CEO
•
Independent Board Chair
•
All Board committee members are independent
•
An appropriate mix of skills, backgrounds, ages, and tenures are represented on the Board
•
Board and committee executive sessions are held regularly
•
No director attended less than 75% of meetings of the Board and the Board committees on which they serve last year
•
Overboarding policy applicable to directors
•
Self-assessment of the Board and Board committees is conducted annually
•
Directors routinely engage with regulators
•
Director compensation program is reviewed annually

Shareholder Rights

•
Our Bylaws provide shareholders with a proxy access right
•
Majority voting standard applies to uncontested director elections
•
Shareholders have the right to call a special meeting
•
Single-class voting structure
•
No poison pill or other anti-takeover device

Other Best Practices

•
We maintain a year-round engagement program to build strong, long-term relationships with shareholders
•
A significant portion of director compensation is delivered in the form of Director DSUs, which do not settle until a director’s service on our Board concludes
•
Risk culture overseen by the Risk Committee
•
Focus on AI and technology, which is overseen by the Technology Committee

Year-Round Shareholder Engagement

Ally has established a robust, year-round shareholder engagement program, through which we engage in dialogue and seek shareholder perspectives on matters to inform decision-making. Our ongoing engagement includes interactions with all types of shareholders including equity analysts, institutional investors, prospective buyers, and smaller shareholders. These engagements include regular participation by several members of our executive leadership, including the CEO, CFO, and Chief Legal and Corporate Affairs Officer. Under Ally’s Governance Guidelines, shareholders may also reach out to members of the Board directly. See Communications Between Shareholders, Other Interested Parties, and the Board for additional information. Our shareholders also have an opportunity to provide feedback at our annual shareholder meeting. The following demonstrates some of the ways we interact with our shareholders:

How We Engage Directly With Shareholders	How We Publicly Report to Shareholders
• Governance Forums and Conferences	• Annual Report
• Governance-Focused Meetings, Calls, and In-Person Engagements	• Proxy Statement
• Investor Relations-Focused Meetings and Roadshows	• Other SEC Filings (e.g., 10-K, 10-Q, and 8-K)
• Quarterly Earnings Calls	• People, Purpose, and Impact Report
• Investor-Led Presentations to the Board	• Press Releases and Other Announcements
• Industry Working Groups	• Investor Relations and Corporate Website
• Communication with our Largest Shareholders on Certain Governance Updates	• Other Governance-Focused Documents (e.g., Governance Guidelines and Code of Conduct & Ethics)
• Annual Meeting of Shareholders

Ally Financial Inc. • 13

The activities from the above chart translated into many touch points throughout the prior year. The following summarizes our 2025 total engagement results:

2025 Engagement
~190 Equity Investors Engaged	~100 Shareholders (~75% O/S engaged)	~70 Shareholders Where Engagements Included any of the CNGC Chair, CEO, or CFO (~65% O/S engaged)	~20 Industry Conferences and Non-Deal Roadshows

Note: Represents reported holdings as of December 2025.

In 2025 as part of our year-round engagement program, we conducted two rounds of formal governance-focused engagement with members from Legal, Human Resources, and Investor Relations, both prior to our May Annual Meeting and again in early fall. Many of these discussions focused on our compensation-related practices and disclosures. See Responsiveness to Prior Year Say-On Pay-Vote section within this Proxy Statement for details on the actions we took in response to shareholder feedback following our 2025 Say-on-Pay vote. The following represent the results of our governance-focused engagements:

Note: Represents reported holdings of the percentage of outstanding share ownership as of time of engagement.

See the Shareholder Engagement and CD&A sections to see how we continue strengthening our engagement activities and some of the actions we took in response to shareholder feedback.

14 • 2026 Proxy Statement

Proposal 2 - Advisory Vote on Executive Compensation

The Board recommends that you vote FOR this Proposal. See information beginning on page 69 for further information.

Executive Compensation Highlights

Ally’s executive compensation program is designed to have a strong link between pay and performance, with a substantial emphasis on long-term performance to align with shareholder interests. Ally’s program, as designed by the CNGC, uses a scorecard approach to establish performance expectations, to assess performance, and to inform compensation to ensure that incentive compensation drives performance in a manner that prioritizes safety and soundness and appropriately manages risk, which is essential to long-term value creation in highly regulated financial institutions. The CNGC continues to believe that this holistic approach to determining total incentive compensation appropriately provides flexibility to navigate the dynamics of a fluid macroeconomic environment while incentivizing NEOs to focus on risk management and execution of our long-term strategic priorities. Once approved, each NEO’s total incentive compensation is allocated across annual cash incentive, performance stock units, and restricted stock units, according to a formulaic mix that is significantly weighted towards long-term compensation. In light of discussions with shareholders, we have made some enhancements to the 2026 Performance Scorecard that are described in the CD&A, while keeping in place the overall structure, which we believe best serves Ally's business.

2025 Performance Scorecard and Compensation Decisions

The CNGC determined that the overall 2025 Performance Scorecard achieved "above target" performance, and the overall Company incentive pool was funded above target. In making this determination, the CNGC considered how 2025 performance served to strengthen Ally’s foundation. Beyond achieving the financial targets established at the start of the year, Ally management’s deliberate actions resulted in a stronger company, better positioned for earnings growth and resilience in the years ahead. A variety of management’s decisions, including the sale of Ally Credit Card, repositioning the securities portfolio, strategic issuance of credit risk transfers, and maintaining expense discipline, all supported higher earnings and capital levels as well as a reduction in interest rate and credit risk. This execution occurred while also growing core loan portfolios across Retail Auto and Corporate Finance more than 5% year over year reflecting the momentum in place. Ultimately, 2025 performance led to the achievement of financial guidance set in January and culminated in the authorization of a $2B share repurchase program. Furthermore, the CNGC took into account that 2025 performance resulted in approximately 30% shareholder return (TSR), compared to the S&P Financial Index TSR of 15%, as well as three-year TSR of 106%, compared to the S&P Financial Index TSR of 68%. Overall, 2025 was an important step for Ally and signaled the inflection where the new "Focused. Forward." strategy began translating into improved financial results, shareholder returns, and a stronger outlook.

The 2025 Performance Scorecard and performance outcomes are detailed in the CD&A, along with context for performance within each of the pillars that was considered by the CNGC in assessing overall achievement.

Frequency of Advisory Vote on Executive Compensation

At the 2021 Annual Meeting, shareholders approved our proposal to provide shareholders with this advisory voting opportunity on an annual basis. The next advisory vote on the frequency of future Say-on-Pay votes will be held at our 2027 Annual Meeting.

Ally Financial Inc. • 15

Timeline of Key Actions Regarding our 2025 Say-on-Pay Vote

Timeframe	Actions Taken

Before Ally's 2025 Say-on-Pay Vote

Winter and Spring 2025

•
Incorporated feedback from our fall 2024 shareholder engagement into our 2025 compensation program and CD&A disclosure, including:
•
Adjusting certain business indicator metrics for 2025 to align with Ally’s evolving business priorities and discussions with shareholders
•
Continuing to provide robust disclosure on the CNGC’s process of determining NEO payouts aligned to the performance for the year under review based on pre-set performance targets
•
Providing clear disclosure in the CD&A on leadership transitions and related awards, including new-hire awards granted to make NEOs whole for certain forgone compensation and forfeited awards at former employers
•
Reached out to shareholders representing 73% of shares outstanding and engaged with shareholders representing 37% of shares outstanding to discuss matters related to our Say-on-Pay vote

Response Following Ally's 2025 Say-on-Pay Vote

Summer and Fall 2025

•
CNGC evaluated the outcome of the 2025 Say-on-Pay vote and directed management to execute a comprehensive process to respond to the vote
•
Reached out to investors representing 74% of shares outstanding and engaged with investors representing 49% of shares outstanding to better understand their perspectives on our executive compensation program
•
Relayed shareholder feedback to the Board for the CNGC’s consideration

Fall 2025 – Spring 2026

•
Incorporated shareholder feedback into our proxy drafting to include clearer and more robust disclosures
•
In response to shareholder feedback, simplified our 2026 Performance Scorecard by:
•
Reducing the number of financial metrics and business indicators (previously known as "The What") and simplifying the prior risk, consumer, and culture indicators (previously known as "The How") into ongoing health indicators
•
Enhancing disclosure to provide the threshold and maximum goals for financial metrics and business indicators within the Performance Scorecard
•
Adding structure to provide that scorecard metrics account for 75% of each NEO’s final payout and individual contributions account for 25% of each NEO’s final payout
•
Incorporated Core ROTCE as a financial metric within the Performance Scorecard in recognition of the importance of the Company’s ability to generate an attractive return on capital
•
Updated the threshold and target components of the 2026 Performance Stock Units (PSU) awards to increase alignment between performance and pay and to enhance the rigor of goals in recognition of the ongoing improvements in Ally’s financial performance
•
Updated the relative TSR benchmark for the 2026 PSU awards from our compensation peer group to the S&P Financials Index to reduce the risk that a small number of peers or M&A activity disproportionately influences outcomes

Additional detail on what we heard from shareholders and our responsiveness actions can be found in the Shareholder Engagement and CD&A sections. A timeline of responsiveness actions over the past few years is found within the CD&A.

16 • 2026 Proxy Statement

Proposal 3 - Ratification of the Engagement of the Independent Registered Public Accounting Firm

The Board recommends that you vote FOR this Proposal. See information beginning on page 126 for further information.

Shareholders are being requested to ratify Deloitte as the Company’s independent auditor for 2026. The Board and Audit Committee believe that the continued retention of Deloitte to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders. The Audit Committee will reconsider Deloitte’s appointment if not ratified by the shareholders. Even if the selection is ratified, the Audit Committee, at its discretion, may select a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our shareholders.

Proposal 4 - Approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan

The Board recommends that you vote FOR this Proposal. See information beginning on page 129 for further information.

The Incentive Compensation Omnibus Plan has been designed to build upon the effectiveness of prior plans and incorporates the best governance practices to further align our equity-compensation program with the interests of our shareholders.

Proposal 5 - Approval of the Ally Financial Inc. Employee Stock Purchase Plan

The Board recommends that you vote FOR this Proposal. See information beginning on page 142 for further information.

The purpose of the Employee Stock Purchase Plan is to provide employees with an opportunity to purchase shares thereby further aligning the interests of our employees with those of our shareholders.

Proposal 6 - Shareholder Proposal

The Board recommends that you vote AGAINST this Proposal. See information beginning on page 147 for further information.

Shareholders are being requested to vote on a shareholder proposal, if properly presented.

Ally Financial Inc. • 17

Proposal 1
Election of
Directors

The Board recommends that you vote FOR the election of each director nominee.

Gunther T. Bright	William H. Cary	Mayree C. Clark	Kim S. Fennebresque	Thomas P. Gibbons	Michelle J. Goldberg
Franklin W. Hobbs	Allan P. Merrill	David Reilly	Michael G. Rhodes	Brian H. Sharples	Tracey D. Weber

As part of its ongoing refreshment strategy, the Board works with a third-party search firm to assist it with identifying and evaluating potential candidates for directorship. Using the desired skills and qualifications provided by the Board, the search firm identified several candidates. After a thorough review and analysis of the candidates, Gunther Bright and Allan Merrill were appointed to the Board based on the complementary skills they could contribute to the Board. Similarly, Tracey Weber, who was also recommended by the search firm using the criteria provided by the Board, is being included on this year's slate of nominees for the additive skills she can bring to the Board's oversight role. All other nominees are standing for reelection.

The CNGC and the Board strive to complement the institutional knowledge of more seasoned directors with fresh perspectives brought by newer directors and believe that the mix of perspectives and backgrounds of our nominees contributes to enhancing the efficacy of the Board, increasing the fundamental value of our Company, and creating long-term value for shareholders. See the Director Recruitment and Refreshment section in this Proxy Statement for more information on the Board's refreshment practices.

As noted above, following the 2025 Annual Meeting, the Board appointed two new directors, Gunther Bright and Allan Merrill, each of whom bring extensive experience that is complementary of the skills and backgrounds that were already represented on the Board, and Tracey Weber, who brings a great depth in digital and technology across multiple industries, is also included on the slate of directors to be voted on. Additionally, we announced Marjorie Magner's retirement from the Board in December 2025. Since joining the Board in 2010, she has been an invaluable addition to the Board where she brought sound advice and oversight. The Board thanks her for her contribution.

18 • 2026 Proxy Statement

Board Composition

The Board believes that the number of nominees is appropriate at the present time based on its assessment of the need for particular talents or other qualities; the benefits associated with a mix of perspectives, skills, and backgrounds; the availability of qualified candidates; the workloads and needs of the Board’s committees; and other relevant factors. The Board also assesses whether its composition, governance structure, and practices support Ally’s safety and soundness as a financial institution and its ability to promote compliance with applicable law while taking into account its asset size, complexity, scope of operations, risk appetite, risk capacity, and changes in these factors. All seats on the Board are up for election annually. The CNGC has recommended, and the Board has nominated, the following 12 director candidates for election at the Annual Meeting to hold office until the next annual meeting of shareholders in 2027. Each has agreed to be nominated and named in this Proxy Statement and to serve if elected. The nominees in the following chart comprise all the current directors of Ally, except for Tracey Weber, who is first being voted on by shareholders as part of the 2026 Annual Meeting.

Nominee/Principal Occupation	Age	Director Since	Audit Committee	CNGC	Risk Committee	Technology Committee

Gunther T. Bright Former Executive Officer, American Express	67	2025			▪

William H. Cary Former Executive Officer, General Electric	66	2016	Chair	▪

Mayree C. Clark Former Executive Officer, Morgan Stanley	69	2009	▪	▪

Kim S. Fennebresque Former Chairman and CEO, Cowen Group	75	2009		Chair		▪

Thomas P. Gibbons Former CEO, Bank of New York Mellon Corporation	69	2023			Chair	▪

Michelle J. Goldberg Former Partner, Ignition Partners	56	2025	▪

Franklin W. Hobbs Independent Chair Former President and CEO, Ribbon Communications	78	2009		▪

Allan P. Merrill CEO and Chairman, Beazer Homes USA	59	2025	▪

David Reilly Chief Development Officer, World Wide Technology	62	2022	▪			▪

Michael G. Rhodes CEO, Ally Financial Inc.	60	2024

Brian H. Sharples Former Chairman and CEO, HomeAway	65	2018			▪	Chair

Tracey D. Weber Senior Vice President and General Manager, Expedia Brand and Portfolio Brands	58	N/A

Number of meetings in 2025			9	7	6	5

Independent Director Audit committee financial expert Risk management expert under the Federal Reserve's Regulation YY

Ally Financial Inc. • 19

Under Delaware law and our Bylaws, each director will hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, or removal. The Company has adopted a director resignation policy providing that, if an incumbent director nominee fails to receive a majority of the votes cast in an uncontested election, the director must promptly tender a notice of resignation to the Company’s Chief Executive Officer (CEO) or Corporate Secretary, which will become effective only upon acceptance by the Board. The CEO or the Corporate Secretary, as applicable, will relay a copy of the notice to the Chair of the Board and the Chair of the CNGC. The CNGC will make a recommendation to the Board as to whether the resignation should be accepted or rejected or whether other action should be taken. The affected director will not take part in any deliberations or actions of the CNGC or the Board relating to the resignation. Within 90 days following certification of the election results, the Board will act on the resignation, taking into account the CNGC’s recommendation and any other information judged by the Board to be relevant, and publicly disclose its decision in a filing with the U.S. Securities and Exchange Commission (SEC). If the Board rejects the director’s resignation, under Delaware law, the director will continue to serve on the Board. If the Board accepts the director’s resignation, the Board may fill the resulting vacancy or reduce the size of the Board. Any non-incumbent nominees who are not elected would not join the Board.

We do not anticipate that any nominee will become unavailable for election. If that were to happen for any reason, however, the shares represented by proxies and voting for a director nominee who unexpectedly becomes unavailable will be voted instead for a substitute candidate nominated by the Board, unless the Board elects to reduce its size.

20 • 2026 Proxy Statement

Director Qualifications

The Board and CNGC believe that the Company’s director nominees possess the qualifications, skills, and experience necessary to oversee Ally’s long-term strategy and priorities in the context of its risk profile. The Board believes the skills listed in the chart below, particularly risk management and senior executive leadership, are important for the Board’s ability to oversee management’s execution of Ally’s business strategy and to understand the opportunities and challenges specific to our industry, the products and services that we offer, and the competition that we face. The below chart does not, however, include Tracey Weber as she has not yet been elected or appointed to the Board.

While not intended to be exhaustive, the following matrix highlights a number of relevant skills and qualifications possessed by some or all of the 11 incumbent nominees. Descriptions of the skills and qualifications follow this chart. The Board and CNGC take into account these skills when considering existing directors and director candidates. See the Director Recruitment and Refreshment section for more information on the factors considered in the director nomination process.

Skills and Qualifications	Bright	Cary	Clark	Fennebresque	Gibbons	Goldberg	Hobbs	Merrill	Reilly	Rhodes	Sharples

Senior Executive Leadership (91%)	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Financial Services Industry (91%)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory / Governmental (91%)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management (91%)		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance / Accounting (91%)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Public- Company Board (91%)	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Technology and Digital Innovation (82%)			✓	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity (36%)						✓			✓	✓	✓
Human Capital Management (91%)	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓

Age 66 - average age	67	66	69	75	69	56	78	59	62	60	65
Director Since 7.1 - average tenure	2025	2016	2009	2009	2023	2025	2009	2025	2022	2024	2018

Ally Financial Inc. • 21

The following table includes additional details with respect to each skill, including how each enhances the effectiveness of our Board.

Skill	Description

Senior Executive Leadership

Prior service as a chief executive officer or in other senior executive positions provides valuable experience leading and executing on strategic objectives, strengthening the Board’s ability to oversee management’s execution of Ally’s business strategy.

Financial Services Industry

Experience in the financial-services industry provides directors with an understanding of the opportunities and challenges specific to our industry, the products and services that we offer, and the competition that we face.

Regulatory / Governmental

Experience in regulated industries (including both financial services and other industries) supports a deeper understanding of the complex regulatory environment that we face, strengthening the Board’s ability to assist management in meeting applicable regulatory requirements and navigating the complex and evolving regulatory and political landscapes.

Risk Management

Experience with identifying, assessing, and overseeing risk management programs and practices enables our directors to effectively oversee the implementation of Ally’s risk-management policies and global risk-management framework, including its risk-appetite statement and programs for managing compliance risk.

Finance / Accounting

Finance and accounting experience enables directors to effectively oversee Ally’s accounting and financial reporting, including the quality, accuracy, and integrity of its financial statements, and the effectiveness of internal controls.

Other Public-Company Board	Experience serving on public-company boards of directors provides directors with a valuable understanding of public-company governance and its oversight responsibilities.

Technology and Digital Innovation

Experience in technology, digital innovation, or emerging technologies (such as AI) aids directors in overseeing Ally’s all-digital banking platform and the execution of digital and other technology strategies, including Ally’s technology infrastructure and significant investments in it.

Cybersecurity

Experience with cybersecurity aids directors in overseeing the continued testing and enhancement of our controls, processes, and systems to protect our technology infrastructure, customer information, and other proprietary information or assets.

Human Capital Management

Experience managing large and varied teams, including attracting, developing, and retaining talented individuals with the right skills to enhance business growth, enables directors to support our purpose-driven “Do It Right” culture, underpinning our belief that our people are integral to the success of our business.

22 • 2026 Proxy Statement

Board Responsibilities

In its oversight role, the Board’s primary responsibilities are the following:

•
Overseeing a clear strategy for Ally, including reviewing, advising management on, approving, and monitoring performance against Ally’s strategic plan and objectives while taking into account Ally’s asset size, complexity, scope of operations, risk appetite, risk capacity, and changes in these factors;
•
Selecting the CEO, and through the CNGC, (a) approving goals and compensation for, and evaluating the performance of, the CEO and other identified members of senior management, (b) overseeing succession plans for the CEO and other identified members of senior management, and (c) overseeing compensation policies relative to risks and applicable law;
•
Through the Risk Committee, overseeing Ally’s risk-management policies and enterprise risk-management framework, including approving and monitoring a clear risk appetite for Ally that aligns with its strategy and risk capacity and reviewing Ally’s program for managing compliance risk;
•
Overseeing Ally’s financial performance and condition, and through the Audit Committee, monitoring the integrity of Ally’s financial statements and financial-reporting process and the adequacy of its financial and other internal controls, including disclosure controls and procedures; and
•
Establishing the proper “tone at the top” for the culture and values of Ally, including approving Ally’s Code of Conduct and Ethics and monitoring management’s promotion of integrity, honesty, and ethical and legal conduct throughout Ally.

The CNGC and the Board are dedicated to assembling directors who excel in fulfilling these responsibilities, exercise independent leadership and oversight of management, and operate in a cohesive and effective manner. Each director candidate possesses valued backgrounds, skills, qualifications, and other characteristics, and collectively, these director candidates are positioned to meaningfully contribute to increasing the fundamental value of Ally and creating long-term value for shareholders.

Director Independence

The Board has affirmatively determined in its business judgment that each of Mr. Bright, Mr. Cary, Ms. Clark, Mr. Fennebresque, Mr. Gibbons, Ms. Goldberg, Mr. Hobbs, Mr. Merrill, Mr. Reilly, Mr. Sharples, and Ms. Weber is independent as defined in the New York Stock Exchange (NYSE) listing standards and applicable SEC rules (each independent and an independent director). Additionally, Ms. Magner had been determined to be independent during the time she served on the Board before her departure in December 2025. Mr. Rhodes, as Ally's CEO, was determined to not meet the NYSE's definition of independence.

Independent Director Nominees
Gunther T. Bright	William H. Cary	Mayree C. Clark	Kim S. Fennebresque	Thomas P. Gibbons	Michelle J. Goldberg
Franklin W. Hobbs	Allan P. Merrill	David Reilly	Brian H. Sharples	Tracey D. Weber
Non-Independent Director Nominees
Michael G. Rhodes

In evaluating the independence of each director candidate, certain transactions, relationships, and arrangements between the director candidate or any of their immediate family members and the Company or any of its subsidiaries were assessed. These included certain relationships that were determined not to impact director independence and the provision of services in the ordinary course of business to Ally. All of these transactions, relationships, and arrangements were judged to have been made on terms and under circumstances at least as favorable to the Company or its subsidiaries as those that were prevailing at the time for comparable transactions, relationships, or arrangements with unrelated persons or interests or those that would have applied to unrelated persons or interests. In addition, none of these transactions, relationships, or arrangements were determined to require disclosure under Item 404(a) of Regulation S-K. The Board concluded as well that no independent director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. There are no immediate family relationships between any of our directors or executive officers and any other directors or executive officers.

Ally Financial Inc. • 23

Director Candidate Biographies

Set forth below is a brief description of the backgrounds and other characteristics of each director candidate. The skills and experiences listed below are not exhaustive and reflect those most relevant to the directorship role at Ally. These, along with factors described earlier in this section, led the Board and CNGC to conclude that the director candidates should be nominated for election at the Annual Meeting.

Director Skills

Senior Executive Leadership	Financial Services Industry	Regulatory / Governmental	Risk Management	Finance / Accounting

Other Public-Company Board	Technology and Digital Innovation	Cybersecurity	Human Capital Management

Gunther T. Bright

Mr. Bright is a seasoned executive within the financial services industry and has held senior positions at one of the world's largest technology-powered global payments brands and payments networks. Bringing a deep understanding of the financial services industry, specifically within the payments sector, Mr. Bright is a strong addition to Ally's Board.

Career Highlights:

American Express—a Fortune 100 global payments company specializing in delivering innovative products and services for consumers and businesses

•
Executive Vice President and General Manager, Global Commercial Services (2020-2023)
•
Executive Vice President and General Manager, Global Merchant and Network Services (2014-2020)
•
Executive Vice President and General Manager, Consumer Products and Services (2010-2014)
•
Increasingly senior leadership roles (1987-2014)

Significant Career Accomplishments:

•
Drove significant revenue and profitability growth across multiple business units
•
Led transformative organizational change, which resulted in greater efficiency, productivity, and process digitization

Select Leadership Skills and Key Experience:

•
Seasoned financial services executive with over 30 years of experience across multiple lines of business
•
Substantial public-company board experience

Other Public Company Directorships:

•
TPG Inc.
•
Mr. Bright formerly served on the boards of McAfee Corporation (2021-2022) and Warburg Pincus Capital 1-B (2021-2023)

Independent Director: Since 2025
Board Committees: • Risk
Relevant Skills:
Age: 67
Education: • BA, Economics, Pace University • Advanced Executive Management Program, Wharton School of the University of Pennsylvania

24 • 2026 Proxy Statement

William H. Cary

Mr. Cary, who serves as the Board's Audit Committee Chair, is a seasoned executive with nearly three decades of experience at one of the country's oldest and most well-known corporations. As such, he brings a wealth of financial markets leadership knowledge to Ally's Board.

Career Highlights:

General Electric (GE)—a multinational conglomerate (prior to being broken into separate companies)

•
President and Chief Operating Officer, GE Capital (2008-2015)
•
President and Chief Executive Officer, GE Money (2008)
•
Mr. Cary held several other leadership positions within the areas of finance, risk, and capital markets.

Significant Career Accomplishments:

•
Throughout his career at GE, oversaw a variety of significant acquisitions and business integrations
•
Led the spin-off and initial public offering of Synchrony Financial

Select Leadership Skills and Key Experience:

•
Experience leading financial organizations, including global operations, risk management, and capital markets
•
Extensive consumer and commercial finance experience
•
Experience overseeing new and existing technology strategies through prior career and current outside directorship roles

Other Public Company Directorships:

•
Rush Enterprises, Inc.
•
Mr. Cary formerly served on the board of Secureworks Corp. (2024-2025)

Independent Director: Since 2016
Board Committees: • Audit (Chair) • CNGC
Relevant Skills:
Age: 66
Education: • BA, Business Administration and Finance, San José State University

Ally Financial Inc. • 25

Mayree C. Clark

Ms. Clark brings extensive financial leadership knowledge with nearly two and a half decades of experience at one of the country's largest investment banking institutions. She provides significant financial services experience and expertise to the Board.

Career Highlights:

Eachwin Capital—an investment management organization

•
Founder (2011-Present)

Morgan Stanley—a multinational investment bank and financial services company

•
Director of Global Private Wealth Management (2002-2005)
•
Sponsor and Non-Executive Chairman, Morgan Stanley Capital International (MSCI) (1997-2005)
•
Global Research Director (1994-2002)
•
Deputy to the Chairman, President, and CEO (1992-1994)
•
Investment Banking Professional (1981-1992)

Significant Career Accomplishments:

•
Led the strategic separation and corporate restructuring of MSCI, transforming it from a joint venture into a standalone company positioning the business for commercialization and scale
•
Led the turnaround of Morgan Stanley’s $800 million Research division, elevating its performance to a #1 global position and establishing the group as a core strategic driver for the firm

Select Leadership Skills and Key Experience:

•
Significant experience in all aspects of the financial services industry
•
Experience with regulatory frameworks, legal requirements, and financial reporting
•
Extensive risk and human capital management experience on a global scale

Other Public Company Directorships:

•
Deutsche Bank AG

Other Affiliations:

•
Member, Council on Foreign Relations

Independent Director: Since 2009
Board Committees: • Audit • CNGC
Relevant Skills:
Age: 69
Education: • MBA, Stanford University • BS, Business Administration, University of Southern California

26 • 2026 Proxy Statement

Kim S. Fennebresque

Mr. Fennebresque, who serves as the Chair of the Board's CNGC, brings a wealth of experience from within the financial services industry. His many years of service at investment banks and other financial services firms allows him to effectively oversee management's implementation of the Company's strategic objectives.

Career Highlights:

Cowen Group, Inc.—a multinational investment bank

•
Chairman, President, and CEO (1999-2008)

UBS—a global financial services firm

•
Head of the Corporate Finance and Mergers & Acquisitions departments (1994-1999)

Lazard Frères & Co.—a financial advisory and asset management firm

•
General Partner (1991-1994)

The First Boston Corporation—an investment bank that was acquired by Credit Suisse

•
Various roles (1977-1991)

Significant Career Accomplishments:

•
Led the initial public offering of Cowen Group, building the full corporate infrastructure required for a stand-alone public company
•
In 2009, was appointed by the U.S. Treasury to the GMAC board, spearheading a comprehensive redesign of the compensation framework in coordination with the Office of the Special Master for the Troubled Asset Relief Program, and oversaw development of the full suite of public company policies, procedures, and governance structures in anticipation of GMAC's initial public offering in 2014

Select Leadership Skills and Key Experience:

•
Extensive leadership experience in various aspects of financial services, including banking and M&A
•
Significant industry, finance, and risk management expertise

Other Public Company Directorships:

•
Albertsons Companies, Inc.
•
BAWAG P.S.K.
•
Blueing Holdings Inc.
•
Mr. Fennebresque formerly served on the board of Rotor Acquisition Corp. (2020-2021)

Independent Director: Since 2009
Board Committees: • CNGC (Chair) • Technology
Relevant Skills:
Age: 75
Education: • JD, Vanderbilt Law School • AB, History, Trinity College

Ally Financial Inc. • 27

Thomas P. Gibbons

Mr. Gibbons, who serves as the Chair of the Risk Committee, brings deep financial institution leadership knowledge to our Board. Through his service as both CFO and CEO of one of the country's largest financial firms, he brings unmatched experience in areas such as risk management and financial oversight.

Career Highlights:

Bank of New York Mellon Corporation—a global financial services company

•
CEO (2019-2022)
•
Vice Chairman and CEO, Clearing, Markets, and Client Management (2017-2019)
•
CFO (2008-2017)
•
Various leadership roles in the risk, treasury, and client-management areas

Significant Career Accomplishments:

•
Finance lead for the merger of Bank of New York and Mellon Financial, creating the world’s largest global custodian and a leading provider of asset servicing and investment management
•
Guided Bank of New York Mellon’s risk and financial management through the global financial crisis, maintaining resilience and liquidity while positioning the firm’s market infrastructure to support Federal Reserve liquidity programs

Select Leadership Skills and Key Experience:

•
Extensive leadership experience in various aspects of financial services
•
Extensive experience in banking, finance, risk management, client management, and financial regulation

Other Public Company Directorships:

•
Invesco Ltd.

Other Affiliations:

•
Board of Trustees, Pace University
•
Advisory Board, Wake Forest University's Business School

Independent Director: Since 2023
Board Committees: • Risk (Chair) • Technology
Relevant Skills:
Age: 69
Education: • MBA, Pace University • BS, Business Administration, Wake Forest University

28 • 2026 Proxy Statement

Michelle J. Goldberg

Ms. Goldberg is a seasoned technology investor with strategic, financial, and governance experience gained over three decades in consulting, investment banking, and venture capital. Her knowledge and insight into business transformation practices make her a valuable addition to our Board.

Career Highlights:

Ignition Partners—an early-stage venture capital firm focused on enterprise and consumer technology

•
Partner (2000-2020)

Olympic Capital Partners—an international communications company delivering cloud communications and optical networking solutions

•
Investment Banking, Mergers and Acquisitions (1997-1999)

Microsoft Corporation—a multinational technology company focused on software development and AI

•
Consultant, Developer and Server Division (1999-2000)

Significant Career Accomplishments:

•
Partnered in raising several billion dollars for early-stage venture funds, backing hundreds of companies across enterprise software, mobile, and digital technologies, leading founders through multiple fundraising rounds and successful exits, including both public and private M&A processes
•
Mentor to investors and entrepreneurs launching new venture funds or founding new companies, providing guidance as they step into partner roles or CEO positions

Select Leadership Skills and Key Experience:

•
Extensive experience in technology, investment, finance, and digital media
•
Deep strategic, financial, and governance experience

Other Public Company Directorships:

•
Lumen Technologies
•
Ms. Goldberg formerly served on the board of Bakkt Holdings, Inc. (2021-2025).

Independent Director: Since 2025
Board Committees: • Audit
Relevant Skills:
Age: 56
Education: • Master's, East Asian Studies, Harvard University • BA, East Asian Studies, Columbia College

Ally Financial Inc. • 29

Franklin W. Hobbs

Mr. Hobbs currently serves as the Chairman of our Board where he contributes many years of experience leading and advising financial institutions, particularly investment banking, on complex transactions and decision making. His knowledge of guiding companies through transformative change makes him a valuable member of our Board.

Career Highlights:

One Equity Partners LLC—an investor in middle market businesses across the industrial and technological sectors

•
Advisor (2004-Present)

Ribbon Communications Inc.—an international communications company delivering cloud communications and optical networking solutions

•
President and CEO (2017-2019)

Houlihan Lokey Howard & Zukin—an investment bank specializing in M&A, financial restructuring, and valuation

•
CEO (2002-2003)

UBS AG’s Warburg Dillon Read Inc.—a New York City-based investment bank

•
Chairman (1999-2000)
•
President and CEO (1991-1997)

Significant Career Accomplishments:

•
Over the course of his career, has led organizations across a variety of industries, including investment banking, banking, and communication and networking, overseeing multiple business transformations
•
Has served as Chair of Ally's Board during its transition to a standalone, publicly traded bank holding company

Select Leadership Skills and Key Experience:

•
Extensive leadership experience in various aspects of financial services including banking, corporate restructuring, and M&A
•
Deep understanding of technology and digital innovation, finance, and risk management frameworks

Independent Director: Since 2009
Board Committees: • CNGC
Relevant Skills:
Age: 78
Education: • MBA, Harvard Business School • BS, American History, Harvard College

30 • 2026 Proxy Statement

Allan P. Merrill

As a public company CEO, Mr. Merrill brings significant executive leadership and a strong understanding of both real estate and capital markets to the Board. Through his company's focus on energy efficiency, environmental responsibility and philanthropy, he provides a proven perspective on balancing corporate citizenship with fiduciary duties. Further, his prior service on the board of Freddie Mac provided him with valuable experience overseeing large, complex financial institutions. These experiences have made him a valuable addition to our Board.

Career Highlights:

Beazer Homes USA, Inc.—a diversified national homebuilder

•
Chairman and CEO (2019-Present)
•
CEO (2011-2019)
•
Executive Vice President and CFO (2007-2011)

Move, Inc. (formerly Homestore, Inc.)—a leading provider of online real estate services

•
Executive Vice President, Corporate Development and Strategy (2001-2007)
•
President (Homestore, Inc.) (2000-2001)

UBS Group AG—a leading global financial services firm and private wealth manager

•
Managing Director and Co-Head, Global Resources Group (1998-2000)
•
Various roles with increasing responsibility (1987-1998)

Significant Career Accomplishments:

•
Led Beazer’s effort to become the only national homebuilder exclusively building highly energy efficient (Zero Energy Ready) homes, greatly exceeding local building code requirements
•
Founded Charity Title and Charity Home Insurance Agency, two Beazer-owned financial services subsidiaries committed to donating 100% of their profits to national and local charitable partners

Select Leadership Skills and Key Experience:

•
Deep knowledge of the home loan industry through leading a national homebuilder and his experience in investment banking and online real estate marketing
•
Strong understanding of the importance of implementing environmental initiatives due to his leadership of a homebuilder focused on energy efficiency and environmental responsibility
•
Brings depth in finance and investment banking

Other Affiliations:

•
Mr. Merrill formerly served on the board of Federal Home Loan Mortgage Corporation (Freddie Mac) (2020-2025)
•
Past Chair, Policy Advisory Board, Joint Center for Housing at Harvard University
•
Past Chair, Leading Builders of America

Independent Director: Since 2025
Board Committees: • Audit
Relevant Skills:
Age: 59
Education: • BA, Economics, University of Pennsylvania

Ally Financial Inc. • 31

David Reilly

Mr. Reilly draws upon his decades of experience in the technology and cybersecurity fields, including his service as a chief technology officer, within the financial services industry, as part of his oversight responsibility on our Board. This experience is particularly valuable for Ally, as the nation's largest all-digital bank.

Career Highlights:

World Wide Technology—a US-based global technology services provider

•
Chief Development Officer (2025-Present)

Bank of America Corporation—a multinational investment bank and financial services institution

•
Chief Information Officer, Global Banking & Markets (2017-2021)
•
Chief Technology Officer (2011-2017)

Significant Career Accomplishments:

•
Led the strategy, design, and implementation of Bank of America's Hybrid Cloud platform, an end-to-end secure computing environment that delivered 85% of all global computing needs, reducing operational risk and improving service levels
•
Deployed capability permitting Bank of America's enterprise information technology function and business lines to create and deploy AI and machine-learning models to support business growth and customer service and reduce risk
•
Led the successful migration of Bank of America's international general ledger to the Oracle Cloud platform for all businesses outside of the US

Select Leadership Skills and Key Experience:

•
Extensive technology and cybersecurity experience through leadership positions at large financial institutions, including Bank of America, Morgan Stanley, Credit Suisse First Boston, Goldman Sachs Group, Inc., Merrill Lynch & Co, Inc., and HSBC Group
•
Deep subject matter expertise in Generative AI and LLM deployment. As part of Reilly’s current WWT role, he advises businesses on how to drive commercial value, business growth and cost efficiencies through the use of AI.
•
Extensive technical expertise leveraged and enhanced through current outside directorships and advisory roles for technology software and services companies
•
Deep expertise with controls, processes, and systems relating to technology infrastructure, AI, network security, software development, and customer information

Other Affiliations:

•
Director for private companies Vectra AI, Arkose Labs, and Graphiant

Independent Director: Since 2022
Board Committees: • Audit • Technology
Relevant Skills:
Age: 62
Education: • A-Level Schooling, United Kingdom

32 • 2026 Proxy Statement

Michael G. Rhodes

Mr. Rhodes joined Ally as its CEO in April of 2024, bringing with him more than 30 years of experience in the financial services industry. Throughout his lengthy tenure in the financial services industry, he has been a part of and led many business growth and transformation initiatives, making him an invaluable member of our Board, in addition to the CEO of the Company.

Career Highlights:

Ally Financial Inc.—a financial services company with the nation’s largest all-digital bank and an industry-leading auto financing business

•
CEO (2024-Present)

Discover Financial Services—one of the country's largest credit card issuers prior to its acquisition by Capital One Financial Corporation

•
President and CEO (2024)

TD Bank Group—one of North America's largest retail banking institutions

•
Group Head, Canadian Personal Banking (2022-2023)
•
Group Head, Innovation, Technology, and Shared Services (2017-2021)

Significant Career Accomplishments:

•
At TD Bank, led significant growth in the North American Credit Card and Merchant Services and Canadian Personal Bank businesses, strengthening market position and expanding scale across key customer segments
•
Led efforts at TD Bank to strengthen operational resilience and scale technology platforms to support digital transformation, emerging technologies, and cloud migration

Select Leadership Skills and Key Experience:

•
Strong track record of implementing strategies to achieve market share gains, financial goals, and to deliver exceptional customer experiences
•
Extensive experience across retail banking delivering transformative digital, data, and technology innovations
•
In-depth experience in driving business growth through developing, structuring, and delivering solutions for commercial partners
•
Deep regulatory, risk management, technology, and information security experience in financial services
•
Experience cultivating strong workplace culture to build colleague engagement

Independent Director: Since 2024
Board Committees: N/A
Relevant Skills:
Age: 60
Education: • MBA, Wharton School of Business at the University of Pennsylvania • BS, Engineering, Duke University

Ally Financial Inc. • 33

Brian H. Sharples

Mr. Sharples is a seasoned leader within the technology and digital marketplace industries, which is critical in his oversight role on our Board. His entrepreneurial spirit contributes to his ability to oversee Ally as a digital disrupter in the banking and financial services industry.

Career Highlights:

HomeAway, Inc.—a global online marketplace for the vacation rental industry

•
Chairman (2016-2017)
•
Co-Founder, Chairman, and CEO (2004-2016)

IntelliQuest Information Group, Inc.—a supplier of marketing data and research to technology companies

•
President and CEO (1990-2001)

Bain & Company—a global management consulting firm

•
Consultant (1986-1988)

Significant Career Accomplishments:

•
Oversaw GoDaddy’s elevation to the S&P 500 during his tenure as Chairman
•
Led HomeAway through its initial public offering and later guided the strategic sale of the company to Expedia in a transaction valued at approximately $4 billion
•
Recognized with the Ernst & Young National Entrepreneur of the Year Award during his leadership at HomeAway

Select Leadership Skills and Key Experience:

•
Extensive executive experience in the technology industry, with exposure to entrepreneurial leaders and strategic transactions
•
Expertise in technology brand strategy, e-commerce, and consumer-centric businesses

Other Public-Company Directorships:

•
GoDaddy, Inc.
•
Mr. Sharples formerly served on the boards of Yelp Inc. (2019-2022) and Avalara, Inc. (2020 - 2022)

Independent Director: Since 2018
Board Committees: • Risk • Technology (Chair)
Relevant Skills:
Age: 65
Education: • MBA, Stanford Graduate School of Business • BS, Math & Economics, Colby College

34 • 2026 Proxy Statement

Tracey D. Weber

Ms. Weber is an experienced digital and technology executive with over 20 years of experience in leadership roles across a variety of consumer industries. Ms. Weber would bring to the Board exceptional expertise in digital marketing, innovation, and growth leadership across multiple industries and in driving revenue and profitability.

Career Highlights:

Expedia Group, Inc.—a global online travel platform

•
Senior Vice President and General Manager, Expedia Brand and Portfolio Brands (2024-Present)

CVS Health Corporation—a diversified health solutions company

•
Senior Vice President, Enterprise Digital Product Integration, Design, and Operations (2021-2024)

IBM Corporation—a global technology and consulting company

•
General Manager, Marketplace and Digital Growth/Ecosystems (2021)
•
General Manager, Digital Commerce and SaaS (2020-2021)
•
Increasingly senior leadership roles (2016-2019)

Gilt Groupe, Inc.—an online luxury goods retailer

•
Strategic Advisor (2016)
•
President (2015-2016)
•
Chief Operating Officer (2013-2015)

Citibank N.A.—primary U.S. banking subsidiary of Citigroup, a multinational financial services company

•
Managing Director and Head, Internet and Mobile Banking, Global Product, North America (2010-2013)

Significant Career Accomplishments:

•
Responsible for driving the digital product strategy, roadmap, and execution across all of CVS’s digital business lines
•
Made significant improvements in Citi’s online capabilities, redesigning and integrating multiple websites into one, rolling out an iPad banking app, and launching mobile check deposit capability, and during her tenure at Citi, was named "Mobile Banker of the Year" by Bank Technology

Select Leadership Skills and Key Experience:

•
Proven digital-first leader with deep experience with innovation, brand building, marketing, revenue growth, and operational excellence
•
Successful in both large organizations as well as entrepreneurial, high-growth environments, and has run large internet, eCommerce, and Software as a Service (SaaS) organizations as well as complex digital transformations in the business-to-business (B2B) world
•
Experience spans a broad range of industries, including travel, retail, financial services, technology, and healthcare

Other Public-Company Directorships:

•
Ms. Weber formerly served on the board of Houghton Mifflin Harcourt Company (2016-2022)

Independent Director: Independent Nominee
Board Committees: N/A
Relevant Skills:
Age: 58
Education: • MBA, Wharton School of the University of Pennsylvania • BA, Economics, Harvard University

Ally Financial Inc. • 35

Corporate
Governance

Shareholder Engagement

We take a comprehensive, multifaceted approach to shareholder engagement. The following sets forth how we engage and communicate with our stakeholders.

Shareholder Engagement	Other Stakeholder Engagement	Transparent Communication

Individuals from our Corporate Governance, Investor Relations, and Human Resources groups engage with our largest shareholders throughout the year (as described further below). As appropriate, our directors also may participate in these engagements. Some of the key topics discussed are listed below.

•
Executive compensation practices and disclosures, including our responses to our annual Say-on-Pay vote
•
Oversight of AI
•
Director education
•
Corporate governance
•
Board composition and refreshment

We strive to seek input from a large array of stakeholders, in addition to our shareholders, to understand the issues important to them. Some of these stakeholder groups are listed below.

•
Employees
•
Customers
•
Suppliers
•
Regulators
•
Dealer network
•
Debt investors
•
Community and non-profit organizations
•
Credit rating agencies

We aim to be transparent with our stakeholders by providing insights into the Company, its business, and our Board. We have demonstrated this commitment through the sources listed below.

•
Enhanced compensation disclosures
•
Investor releases and resources
•
Annual sustainability reporting
•
Community involvement
•
Governance documents, including:
•
Governance Guidelines
•
Code of Conduct & Ethics
•
Supplier Code of Conduct
•
Insider Trading Policy

Investor Relations-focused engagements are held with portfolio managers and analysts. These engagements are conducted year-round and are primarily led by Investor Relations with select participation from the CEO and CFO. We also have direct conversations with existing and prospective shareholders through a number of forums including one-on-one meetings, non-deal roadshows, and industry conferences. Further, from time-to-time we invite shareholders to provide their perspectives directly to our Board during Board meetings.

Our year-round corporate governance shareholder engagement program supplements Ally's Investor Relations-focused engagements. Corporate governance-focused engagements are generally held with the governance and stewardship teams of our top shareholders and the proxy advisory firms. Our Legal and Corporate Affairs (LCA) team works closely with Investor Relations and Human Resources on shareholder engagement activities that support Ally’s understanding of investor perspectives on key corporate governance matters. Direct dialogue with shareholders serves as an opportunity to listen, share perspectives, and remain informed on evolving expectations. We are intentional about establishing new and deepening current ongoing, long-term relationships with our shareholders.

36 • 2026 Proxy Statement

Over the past few years, we have begun expanding engagement activities to include interactions with stewardship investors outside of the traditional proxy season. As such, we view our engagement with Ally’s institutional investors on the stewardship side as a core component of our governance practices and believe that seeking perspectives is essential for delivering long-term value to all of Ally’s stakeholders.

Throughout the year, Ally management participated in corporate governance forums and conferences to strengthen relationships with stakeholders and other corporate governance professionals while staying apprised of industry developments. We attended the Council of Institutional Investors' (CII) Spring and Fall 2025 Conferences and the 2025 Fall Engagement Summit where Ally management held several formal investor engagements while in attendance. Shareholder perspectives learned while in attendance are shared with the Board at the next scheduled meeting following such event.

In addition to attending governance conferences, Ally management reaches out to our top shareholders during the proxy off-season and ahead of the annual meeting. During these meetings, we discuss various topics that might include Ally’s compensation and governance practices, proxy and other disclosures, recent shareholder vote results, or questions pertaining to upcoming shareholder proposals. The perspectives of our shareholders are carefully considered by management and the Board and inform potential enhancements and changes to our governance and compensation disclosures and practices.

Director-Shareholder Engagement

As appropriate, Director Fennebresque, Chair of the Board’s CNGC, participates in engagements with shareholders. During 2025, Director Fennebresque continued participating in engagements with Ally's largest investors.

Further, during 2025, one of Ally's largest shareholders presented their perspectives on a number of topics, including Ally's compensation program, at a meeting of the Board.

We strive to keep lines of communication open with our large stewardship investors by sharing certain information on corporate governance and Board changes. In 2025, we commenced providing those investors with courtesy copies of our public communications announcing these actions, such as the appointment of new directors.

Our corporate governance-focused engagement program is supplemented by participation in industry groups and governance organizations. In 2025, Ally management joined several governance organizations and participated in events hosted by the Stanford Institutional Investors Forum, the International Corporate Governance Network (ICGN), and Harvard Law School’s Roundtable on Corporate Governance. We also collaborated with the Bank Policy Institute (BPI) and other leading trade associations to advance best practices in corporate governance.

Ally Financial Inc. • 37

The following chart illustrates the year-round corporate governance shareholder engagement cycle:

Late Winter and Spring	Summer

• Publish our proxy statement, discussing key themes from our engagements

• Publish our annual report and Form 10-K

• Engage with shareholders ahead of the annual meeting to address questions

• Hold our annual meeting, which is open to all shareholders as of the record date

• Board reviews feedback from shareholders received ahead of and at the annual meeting

• Board considers enhancements to corporate governance disclosures and practices, taking into consideration the voting results from the annual meeting

• Publish our People, Purpose, and Impact Report

Winter	Late Summer and Fall

• Incorporate shareholder feedback into the drafting process for our proxy statement and annual report

• Develop and finalize the following year's corporate governance shareholder engagement plan, in coordination with LCA, Investor Relations, and Human Resources

• Offer engagement to large institutional shareholders and hold meetings

• Review shareholder feedback, which initiates the following year's corporate governance shareholder engagement plan

• Inform senior leadership of shareholder feedback and present to the CNGC for discussion

• Board conducts the annual self-evaluation process, which considers shareholder feedback, among other topics

Ongoing Engagement

• Participate in industry working groups and governance organizations, such as BPI, ICGN, CII, and the Society for Corporate Governance, to advance governance issues

• Attend corporate governance forums and conferences, where we engage with shareholders and governance professionals; share feedback with the Board at the next scheduled meeting

• Review shareholders' proxy voting guidelines and engagement priorities to inform continuous improvement of governance disclosures and practices

• Send courtesy copies of our filings disclosing significant corporate governance and Board changes

38 • 2026 Proxy Statement

Governance-Focused Engagement and Responsiveness

In 2025, we conducted two rounds of formal engagement with members from LCA, Human Resources, and Investor Relations, both prior to our May Annual Meeting and again in early fall. Ally conducted broad outreach to investors and the leading proxy advisory firms, meeting with each shareholder and proxy advisor who accepted our requests. As appropriate Director Fennebresque, the Chair of the CNGC, participated in those engagements.

Overview of 2025 Corporate Governance Shareholder Engagement

Note: Represents reported holdings of the percentage of outstanding share ownership as of time of engagement.

In the spring of 2025, engagements focused on topics related to our Annual Meeting. Notably, we discussed with investors the enhanced transparency of our scorecard to determine incentive compensation and clarity on the CNGC’s approach to establishing performance expectations, assessing performance, and informing compensation decisions, while underscoring the importance of continued alignment of pay and performance. We also explained the need for retention, sign-on and make-whole awards to stabilize leadership. While many investors appreciated the thoughtful approach taken by the CNGC, our Say-on-Pay proposal ultimately received 63% support of votes cast.

In the fall of 2025, we expanded our governance-focused outreach following the Say-on-Pay vote to ensure we understood the perspectives of our investors on our executive compensation program. We also discussed broader business strategy, governance, and sustainability matters. In these conversations, investors expressed support for maintaining a thoughtful Performance Scorecard, but some indicated a preference for a further simplification of the scorecard and the addition of more structure, including greater clarity on how individual performance impacts compensation decisions. Investors also expressed appreciation for Ally’s continued commitment to enhancing our executive compensation program and disclosures in response to shareholder feedback. Feedback was shared with the Board and taken into consideration in decision-making.

Ally Financial Inc. • 39

Responsiveness to Prior Year's Say-On-Pay Vote and Other Shareholder Feedback

The following table illustrates the feedback we received during our engagements and our subsequent response and actions.

Compensation-Focused Topics
Common Discussion Topics / Areas of Feedback	Responses and Actions
Support the use of a Performance Scorecard that allows for informed judgment by the CNGC, given the complexities of operating as a financial services company
•
In line with shareholder expectations, maintained Performance Scorecard structure as it provides flexibility to navigate the dynamics of a fluid macroeconomic environment while incentivizing NEOs to focus on risk management and execution of our long-term strategic priorities

See the 2026 Performance Scorecard section for more details.

Expressed a preference for a simplified scorecard with fewer metrics and additional structure
•
Further streamlined our 2026 Performance Scorecard to reduce the number of financial metrics and business indicators (previously known as "The What") and simplified the prior risk, consumer, and culture indicators (previously known as "The How") into ongoing health indicators
•
Enhancing disclosures to provide the threshold and maximum goals for financial metrics and business indicators within the Performance Scorecard

See the 2026 Performance Scorecard section for more details.

Sought clarity on how individual performance impacts compensation decisions
•
Added structure to provide that scorecard metrics account for 75% of each NEO’s final payout and individual contributions account for 25% of each NEO’s final payout

See the 2026 Performance Scorecard section for more details.

Requested the addition of a return metric to the Performance Scorecard
•
Incorporated Core ROTCE as a financial metric within the scorecard in recognition of the importance of the Company’s ability to generate an attractive return on capital

See the 2026 Performance Scorecard section for more details.

Inquired about the goal-setting process for PSUs
•
Updated the threshold and target components of the 2026 PSU awards to increase alignment between performance and pay and to enhance the rigor of goals in recognition of the ongoing improvements in Ally's financial performance

See the 2026 PSU Awards section for more details.

Inquired about performance peer group
•
Updated the relative TSR benchmark for the 2026 PSU awards from our compensation peer group to the S&P Financials Index to reduce the risk that a small number of peers or M&A activity disproportionately influences outcomes

See the Timeline of Key Actions Regarding our 2025 Say-on-Pay Vote for more details.

40 • 2026 Proxy Statement

Governance-Focused Topics
Common Discussion Topics / Areas of Feedback	Responses and Actions
Risk management practices and Board oversight of AI	• Enhanced disclosure on Ally’s enterprise risk management and Board oversight relating to AI See the Oversight of Artificial Intelligence (AI) section for more details.
Board education relating to emerging risks
•
Enhanced disclosure around director education specific to emerging risks, which included in-person presentations by industry experts on rapidly evolving topics and providing additional educational resources to directors

See the Director Onboarding and Education section for more details.

Communications Between Shareholders, Other Interested Parties, and the Board

Ally's Governance Guidelines provide details on how shareholders and other interested parties can communicate with directors. The Corporate Secretary will forward correspondence relating to a director’s duties or responsibilities to the specified recipient. Correspondence that is unrelated to a director’s duties and responsibilities (e.g., business solicitations, mass mailings, and employment inquiries) may be discarded or otherwise addressed by the Corporate Secretary. Any correspondence that expresses a concern about any governance, conduct, ethical, accounting, financial-reporting, or internal-control matter will be addressed as provided in the Governance Guidelines.

Shareholders and other members of the public may communicate with the Board, the Chairman of the Board, any other individual director, the non-management directors as a group, the independent directors as a group, or any committee of the Board by sending written correspondence. The follow chart provides example addresses on how to contact us:

How to Contact Us
Board of Directors	c/o Corporate Secretary Attention: Board of Directors	Ally Financial Inc. 601 S. Tryon Street Ste. 100 Charlotte, NC 28202
Chair of the Board	c/o Corporate Secretary Attention: Chair of the Board
Audit Committee of the Board	c/o Corporate Secretary Attention: Chair of the Audit Committee
Independent Directors of the Board	c/o Corporate Secretary Attention: Independent Directors of the Board
Investor Relations	Attention: Investor Relations

Any person who has a concern about Ally’s governance, conduct, business ethics, accounting, financial reporting, internal controls, or other practices may communicate the concern to the Board anonymously or with attribution. This can be done by addressing your communication to the Ally Audit Committee Chair or the Ally Risk Committee Chair or through Ally's Ethics Hotline, available at 1-800-971-6037.

For questions regarding your customer account or our products or services, please refer to the "Contact Us" page of our website at www.ally.com/contact-us/ to find the appropriate contact for your question.

For other matters, the complete mailing address of the Company’s principal executive office is 500 Woodward Avenue, Floor 10, Detroit, Michigan 48226.

Ally Financial Inc. • 41

Director Recruitment and Refreshment

The Board and CNGC are dedicated to assembling directors who excel in fulfilling the Board’s responsibilities, exercising independent leadership and oversight of management, and operating in a cohesive and effective manner. The Board and CNGC believe that the Board should consist of directors with an array of backgrounds, skills, and qualifications, whether in terms of education, business acumen, accounting and financial expertise, risk-management experience, or experience with other organizations. When considering director candidates, the Board and CNGC take into account these factors as well as other characteristics that, in their judgment, will enhance the effectiveness of the Board. These characteristics include the ability to understand Ally’s primary risks and to oversee and advise management on Ally’s strategic plan and objectives in the context of its risk profile; the ability to make independent and disinterested decisions in the balanced and best interests of Ally’s shareholders as a whole; the ability and willingness to devote sufficient time and attention to Ally; personal and professional integrity, honesty, ethics, and values; and the candidate’s likely contribution in light of the existing mix of director characteristics.

42 • 2026 Proxy Statement

In identifying and recommending candidates to stand for election to the Board, the CNGC may consider existing directors for renomination and also potential director candidates who are recommended by management, current directors, or shareholders in compliance with applicable law and listing rules and our Bylaws. The CNGC may use search firms to identify and evaluate (or assist with identifying and evaluating) potential candidates. The same criteria is used to evaluate all potential director candidates regardless of how they have been identified. The effectiveness of these policies and processes for identifying and considering potential director candidates is assessed by the CNGC in connection with its annual evaluation of the performance of the Board and each committee as contemplated by the Board’s Governance Guidelines (Governance Guidelines). The typical process used in the recruitment of director candidates is illustrated below.

Candidates are Considered from Various Sources
Independent Directors
Shareholders
Independent Search Firms
Management
Candidate Pool
Candidate Review and Assessment
• Background and experience
• Assess skills and qualifications against board needs
• Risk management expertise
• Fit within the whole board
• Ability to devote sufficient time and attention
• Independence and absence of conflicts
• Personal and professional integrity
• Contribution to overall board composition
Recommend Selected Candidates for Appointment to our Board
Selection of Director Candidates and Board Refreshment
Six New Directors in the Last Five Years
Average Incumbent Director Nominee Tenure of ~7 Years

Ally Financial Inc. • 43

Board Refreshment Timeline

The Board regularly refreshes its composition to ensure alignment with business strategy and has welcomed six new directors over the past five years with extensive experience in technology and cybersecurity, financial services, public company leadership, and financial and venture capital markets. An overview of the Board's recent recruitment efforts is illustrated below (with the exception of Tracey Weber, who has not yet joined Ally's Board).

44 • 2026 Proxy Statement

The Board’s Leadership Structure

Under our Bylaws, a majority of the full Board elects the chairperson. Mr. Hobbs, who is a non-executive and independent director, currently serves as the Chairman of the Board.

If the chairperson does not qualify as an independent director, the independent directors—by a majority vote at a meeting consisting solely of independent directors—would elect one of the independent directors as lead director.

The Board believes that Ally's existing leadership structure with an independent Chair is currently in the best interests of the Company and its shareholders because, based on the Company’s present circumstances, the structure provides a balance between strategic development and independent oversight of management. The Board further believes that its current leadership structure allows it to adequately fulfill its oversight responsibility with respect to the risks applicable to the Company.

The Board, however, maintains flexibility to change this determination at any time to provide appropriate leadership for the Company as circumstances warrant. The CNGC reviews the Board structure at least annually.

Our Bylaws provide that the chairperson (or in the chairperson’s absence, the lead director, if one exists) will preside at Board meetings. Under the Governance Guidelines, the chairperson also has the following responsibilities: (1) serve as a liaison between the independent directors and management, (2) periodically communicate with the CEO to discuss matters of importance to the independent directors, (3) provide for adequate deliberations on all agenda items and other matters properly brought before the Board, and (4) perform other duties that are appropriate for a non-executive chair and that a majority of the independent directors may identify from time to time.

Board Governance Practices

Director Outside Board Commitments (Overboarding)

In selecting director candidates, the Board and CNGC consider the other demands on each candidate to assess the candidate’s ability to devote the necessary time and effort required for service on our Board and its committees. As part of its annual self-assessment process, the Board evaluates individual director performance, including attendance at, preparedness for, and participation in meetings of the Board and its committees. See The Board’s Self-Assessment Process described below for additional information. The Governance Guidelines, which are reviewed annually by the CNGC, include limitations on the number of outside boards on which our directors may serve. The following table sets forth these limitations, which all director nominees meet.

Director Category	Permitted Outside Public-Company Commitments (excluding Ally)

Non-officer/employee directors who are a named executive officer or executive chair of another public company	1 board

Non-officer/employee directors	3 boards

Audit Committee members	2 audit committee memberships

In addition, under Ally’s Code of Conduct and Ethics, the CEO may serve on the board of another for-profit company only with approval from the Chair of the Board, the Chair of the CNGC, and the Chief Legal and Corporate Affairs Officer.

Meeting Attendance

Directors are strongly encouraged to attend each annual meeting of shareholders in order to provide an opportunity for informal communication between directors and shareholders and to enhance the Board’s understanding of shareholder priorities and perspectives. All then-serving director nominees attended the last annual meeting of shareholders on May 6, 2025.

Ally Financial Inc. • 45

Each nominee who is currently a director attended at least 75% of the aggregate of (1) the total number of meetings held in 2025 by the Board during the period when the director was serving in that capacity and (2) the total number of meetings held in 2025 by all applicable committees during the period when the director was serving on those committees.

The following chart sets forth the number of meetings held by the Board and its standing committees throughout 2025.

Board Committee	Number of Meetings Held During 2025
Board	9
Audit Committee	9
Compensation, Nominating, and Governance Committee	7
Risk Committee	6
Technology Committee	5
Total Board and Committee Meetings Held in 2025	36

Note that the number of Board and committee meetings include joint meetings when such meeting was minuted separately from the standalone committee meetings.

The Board’s Self-Assessment Process

The Board conducts an annual self-assessment to evaluate effectiveness at the Board and committee levels. As provided in the Governance Guidelines, the CNGC is responsible for developing, recommending to the Board for approval, and overseeing the self-assessment process for the Board and its committees. The following illustrates the key steps for the Board's self-assessment process.

Overview of the Board's 2025 Assessment Process
Review the Board's Evaluation Process The CNGC annually reviews, develops, recommends to the Board for approval, and oversees the annual evaluation process for the Board and its committees.

Distribution of Questionnaire The directors were provided with a list of topics to be used as a springboard for the discussions taking place as part of the evaluation process.

Full Board Discussion
The full Board held an executive session, led by the CNGC Chair, during which they participated in a group conversation to discuss the Board's results of and feedback received during the evaluation process.

Takeaways Implemented Throughout the Year
Takeaways from the evaluation process are implemented throughout the year, as appropriate. For example, in 2025, identified takeaways included a continued focus by the Board on risks and opportunities relating to AI and alternative asset classes (such as stablecoin and cryptocurrency).

The Board plans to periodically bring in an outside facilitator to assist with the evaluation process. Engaging an outside facilitator, which was last done as part of the 2024 evaluation, can supplement the Board's typical process of written questionnaires and discussion. In future years, the Board may consider one or a combination of the above or completely different assessment approaches as the directors believe appropriate for the particular year and circumstances.

46 • 2026 Proxy Statement

The Board's annual self-assessment process covers a variety of topics, which may include any of:

•
The Board and its Committees – Board and Board-committee size and composition; suitability of Board and Board-committee structure; processes for identifying and evaluating director candidates; and appropriateness of responsibilities delegated to committees.
•
Board and Committee Meetings – timing and frequency of meetings; agenda setting; sufficiency of meeting materials; director preparedness; balance between management presentations and opportunity for discussion; processes to encourage effective challenge of management’s assessments and recommendations; and fulfillment of committee responsibilities.
•
Strategy and Risk Appetite – oversight of the assessment of strategy and performance against related risk objectives; oversight of risk appetite and risk-management practices; and the identification of threats, opportunities, and emerging risks.
•
Leadership – quality and depth of knowledge of management; the availability and effectiveness of lines-of-communication and transparency with management; escalation practices; and processes for management accountability.
•
Finance and Operations – capital and liquidity oversight; interest rate risk management; processes for evaluating financial results and operational strength and resilience; and the Board’s preparedness for and ability to effectively deal with a crisis.
•
Compliance and Ethics – setting the “tone at the top”; evaluation of compliance systems; and support for the stature and independence of the risk, compliance, and internal-audit functions.

In addition, directors may be asked to identify priorities, desired training, and opportunities for the Board and its committees.

The Board and its committees discuss the results of the evaluation—including with respect to Board composition, practices, and processes—and management assists with implementing any identified action items.

Director Onboarding and Education

New directors are provided with the opportunity for a comprehensive orientation to educate them about Ally’s business activities, strategic direction, risk profile, financial results, and key policies and procedures through presentations, reading materials, meetings with officers and employees, visits to Ally’s facilities, or other opportunities as appropriate.

Onboarding is, however, only the beginning for Ally's directors. Once on the Board, the directors are provided with opportunities throughout the year to keep up to date on matters impacting the Company and broader financial services industry. This is accomplished through presentations facilitated by both external and internal subject-matter experts, memberships in leading organizations, subscriptions to director-orientated publications, and routine updates from management. In 2025, our directors received training from a combination of outside presenters and internal subject matter experts on a variety of topics, some of which are set forth in the following table.

Topics Facilitated by Outside Presenters	• Auto industry • Banking advocacy and legislation • Political trends and regulatory matters • Investor perspectives (presented by one of Ally's largest shareholders) • Fintech	• AI • Cybersecurity • Digital assets and stablecoins • Geopolitical dynamics, including trade policy and Middle East conflict • Tariffs

Topics Facilitated by Internal Subject-Matter Experts	• Fair lending • Complaints management • Bank Secrecy Act / Anti-Money Laundering • U.S. trade policy, including tariffs	• Transactions with affiliates • Corporate governance, including proxy advisor updates • Cybersecurity awareness

Industry- and Director- Focused Publications	• NACD membership and certification • Bank Director Magazine	• Agenda magazine • Articles of interest related to the Board's oversight

In recognition of the evolving nature and continued importance of governance issues and practices, each director is also encouraged to participate in continuing education programs to maintain a level of expertise that is

Ally Financial Inc. • 47

appropriate for performing the responsibilities of a director or committee member and to continually enhance their skills and remain abreast of Company and industry matters.

Committees of the Board

The CNGC annually reviews the structure and membership of the Board’s committees and recommends any appropriate changes to the Board. The Board’s governance structure is designed to support effective oversight (including oversight of senior management), timely access to information, and sound decision-making. The membership of each committee is driven by its purpose, the expertise or experience needed to achieve that purpose, any requirements of applicable law or listing rules, and other factors that are expected to enhance the effectiveness of the committee. The standing committees of the Board are currently the CNGC, the Audit Committee, the Risk Committee, and the Technology Committee. The membership of these committees during 2025 are detailed in the following summaries, except that Marjorie Magner was a member of the CNGC and Risk Committee until her departure from the Board on December 9, 2025, and Thomas P. Gibbons was a member of the Audit Committee until May 5, 2025.

Committee Composition and Responsibilities

The current membership and responsibilities of each committee are described on the following pages.

Committee Members	Audit	Compensation, Nominating, and Governance	Risk	Technology
Gunther T. Bright			X
William H. Cary	Chair	X
Mayree C. Clark	X	X
Kim S. Fennebresque		Chair		X
Thomas P. Gibbons			Chair	X
Michelle J. Goldberg	X
Franklin W. Hobbs		X
Allan P. Merrill	X
David Reilly	X			X
Michael G. Rhodes
Brian H. Sharples			X	Chair

Audit committee financial expert Risk management expert under the Federal Reserve's Regulation YY

Audit Committee

William H. Cary (Chair)

"Strong internal controls are vital to maintaining the trust of our shareholders and ensuring the integrity of Ally’s financial reporting. I am proud of the Audit Committee’s commitment to fostering a culture of accountability and transparency. As Ally evolves and grows, we remain vigilant in our oversight of the Company’s control environment, risk management, and governance. The Audit Committee consistently challenges management to ensure that Ally's control environment remains robust, agile, and responsive to emerging risks and regulatory expectations."

Number of Meetings in 2025: 9

The Audit Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act).

48 • 2026 Proxy Statement

The Board has determined all members of the Audit Committee are qualified to serve on the Audit Committee under applicable SEC rules and NYSE listing standards (including the independence and financial-literacy requirements for audit-committee members) and have accounting or related financial-management expertise under applicable NYSE listing standards. The Board also has determined that Messrs. Cary and Merrill and Ms. Clark are audit-committee financial experts under applicable SEC rules. None of the members of the Committee simultaneously serve on more than three public-company audit committees.

Responsibilities: The Audit Committee assists the Board in overseeing:

•
Ally’s accounting and financial reporting;
•
the appointment, qualifications, independence, and performance of Ally’s independent registered public accounting firm;
•
Ally’s internal audit function, including by monitoring the qualifications, stature, and independence of the Chief Audit Executive—who is functionally overseen by and has unrestricted access to the Audit Committee—and through its Chair, reviewing and approving the appointment, retention, performance evaluation, and compensation of the Chief Audit Executive;
•
Ally’s compliance with legal and regulatory requirements; and
•
in conjunction with the Risk Committee, the effectiveness of Ally’s risk management and internal controls in connection with the foregoing.

The Audit Committee and Risk Committee meet in a joint session at least annually.

Additional information about the Audit Committee can be found in the Audit Committee Report later in this Proxy Statement.

Compensation, Nominating, and Governance Committee

Kim S. Fennebresque (Chair)

"Over the past year, the CNGC continued to prioritize gaining a deeper understanding of shareholders' perspectives on Ally's culture-, compensation-, and governance-related practices and disclosures. In my role as Chair, I participated in meaningful engagements with shareholders to hear from and speak to them directly on these matters. We remain committed to ongoing dialogue with our shareholders so that management, the CNGC, and the Board stay informed of evolving expectations."

Number of Meetings in 2025: 7

The Board has determined all members of the CNGC are qualified to serve on the CNGC under applicable SEC rules and NYSE listing standards (including the independence and non-employee-director requirements for compensation-committee members).

Responsibilities: The CNGC assists the Board in overseeing:

•
the accountability of senior management for effectively implementing Ally’s strategy consistent with its risk appetite, while maintaining an effective risk-management framework and system of internal controls, and consistent with safety and soundness and in compliance with applicable laws (including those related to consumer protection) under a range of conditions—particularly through the establishment, maintenance, and administration of Ally’s executive compensation plans and the evaluation, determination, and approval of goals and compensation of the CEO, the other individuals who are designated as officers or executive officers (together with the CEO, the Executive Officers) under SEC Rule 16a-1 or 3b-7, respectively, and other executives designated by the CNGC as under its purview (together with the Executive Officers, the Purview Executives);
•
Ally’s executive leadership development and succession planning, the compensation of non-employee directors, and the disclosure of executive compensation matters as required by applicable law;
•
Ally’s sustainability strategies, initiatives, and activities and human capital management and culture-related efforts;
•
Ally's public policy activities, including lobbying activities, memberships in trade associations, coalitions, and industry organizations;

Ally Financial Inc. • 49

•
the identification of qualified individuals for membership on the Board and evaluations of the performance of the Board, its committees, and management;
•
the development and administration of corporate governance guidelines and other corporate governance practices;
•
the Board's director orientation and education program; and
•
the review and evaluation of all related person transactions to the extent required by Ally’s governing documents or policies or applicable law.

Pursuant to its charter, the CNGC may assign or delegate any of its duties, responsibilities, powers, or authorities to a subcommittee composed of one or more of the CNGC’s members to the extent consistent with applicable NYSE listing standards, SEC rules and regulations, and other laws. The CNGC may assign or delegate duties, responsibilities, powers, or authorities involving compensation or governance matters to the CEO or other officers to the extent consistent with its charter and Ally’s other governing documents and with applicable NYSE listing standards, SEC rules and regulations, and other laws.

The CNGC’s policies on the nomination process for directors can be found in Director Recruitment and Refreshment earlier in this Proxy Statement.

Board oversight of compensation and governance matters have been combined under the purview of the CNGC since Ally's initial public offering in 2014 and has been an effective structure to facilitate strong oversight. The Board believes there are meaningful synergies between compensation and governance matters that continue to make this structure effective for Ally and outweigh the benefits of allocating these functions to separate committees. The Board annually reviews the structure and membership of its committees and has not identified inefficiencies or gaps in the current committee structure.

Risk Committee

Thomas P. Gibbons (Chair)

"A strong risk culture starts with the tone at the top. The Risk Committee worked closely with management this year to facilitate a risk framework that supports disciplined growth while preserving the strength and resilience of the franchise—not only through economic cycles but also amid increasing disruption from third‑party dependencies and rapidly evolving technologies. Through our continuous conversations with management, we strived to timely identify risks and provide effective challenge that strengthened decision making and reinforced accountability across the organization."

Number of Meetings in 2025: 6

The Risk Committee assists the Board in overseeing Ally’s risk management policies and global risk management framework, including its risk appetite statement and its program for managing compliance risk.

Responsibilities: The Risk Committee assists the Board in overseeing:

•
Ally’s enterprise risk management framework, including the material risk taxonomy;
•
a clear risk appetite for Ally that aligns with its strategy and risk capacity;
•
management’s responsibility for ensuring that the enterprise risk management framework is commensurate with Ally’s structure, risk profile, complexity, activities, and size;
•
through reports from management, risk management policies of Ally's operations and operation of its risk management framework, the material risks set forth in Ally's risk appetite framework, Ally's liquidity planning and capital management processes, Ally's program for managing compliance risk, and Ally's new product and strategic initiative approval processes;
•
Ally's Crisis Management Plan (in conjunction with the Technology Committee), and Ally's Model Risk Management and Loan Review Plans; and
•
the qualifications, stature, and independence of the Chief Risk Officer—who directly reports and has unrestricted access to both the Committee and the CEO—and through its Chair, reviews and approves the appointment, retention, performance evaluation, and compensation of the Chief Risk Officer.

Additional information about the Committee can be found in Risk Management Oversight section in this Proxy Statement.

50 • 2026 Proxy Statement

Technology Committee

Brian H. Sharples (Chair)

"As a digital bank, technology is foundational for Ally and serves as a critical enabler of business strategy. The Technology Committee’s oversight spans cybersecurity, overall technology investments, data eco-system, resilience, and emerging capabilities such as AI. As AI has continued to grow in prominence, the Technology Committee expanded its oversight to specifically focus on this important technology, including its impact on Ally and its workforce, as well as associated risks. We engaged in regular, in-depth conversations with management regarding the pursuit of technology-related opportunities and risks."

Number of Meetings in 2025: 5

The Technology Committee was created in December of 2021 to assist the Board in overseeing (1) the execution of digital and other technology strategies (including the use of artificial intelligence); (2) the technology infrastructure and significant investments in it; and (3) information-technology risks, information-security risks (including cybersecurity risk), and data risks.

Responsibilities: The Technology Committee assists the Board in overseeing:

•
management’s execution of digital and other technology strategies, including the use of artificial intelligence, that are incorporated into the strategic plan approved by the Board;
•
Ally's strategic development and deployment of technology to serve customers, drive business performance, create long-term value for shareholders, and operate consistent with principles of safety and soundness;
•
the technology, security, and data risk appetite statements approved by the Risk Committee for alignment with Ally’s strategy and risk capacity;
•
the state of Ally's technology infrastructure, Ally's significant technology investments, and evolving and emerging digital and other technologies;
•
management’s responsibility for ensuring that the management of information technology, information-security, and data risks is commensurate with Ally’s structure, risk profile, complexity, activities, and size;
•
Ally’s information-technology, information-security, and data risks—including those involving cybersecurity, data management and protection, and business continuity—and reports from management on its actions to assess, monitor, and control those risks; and
•
Ally's Crisis Management Plan (in conjunction with the Risk Committee).

The Technology Committee and Risk Committee meet in a joint session at least annually.

Ally Financial Inc. • 51

Management Succession Planning

The strength of our leadership has been a key factor in helping drive our historical accomplishments. The CNGC has oversight responsibility for Ally’s executive leadership development and management succession planning intended to support the development of executives and continuity of key leadership positions, which is important in our efforts to execute on our long-term strategic objectives.

In support of this, leaders across the enterprise are focused on developing potential future leaders and top performers to assist in identifying internal candidates. Our aim is to have the right talent, in the right roles, at the right time to mitigate talent risks as we strive to develop our next generation of leaders through intentional growth and internal mobility opportunities. Required skill sets and other criteria for key positions are established to assist in the identification of external candidates where required; search firms or other resources may be utilized.

The CNGC reviews at least annually with the CEO and the Chief Human Resources Officer the leadership development and succession plans relating to the positions of CEO and other key executives. The succession plan identifies a “readiness” level and ranking for internal candidates and incorporates flexibility for the Board to define an external hire as a succession option. In addition, the CNGC maintains a C-Suite temporary succession plan that identifies executives ready to serve in respective C-Suite roles in an interim capacity, as requested by the Board. More specifically, the Board has adopted an interim succession plan for the CEO position to ensure leadership continuity in the event Mr. Rhodes becomes unable to fulfill his duties due to unforeseen circumstances.

Recent C-Suite changes have underscored the importance of maintaining a robust succession planning framework. Ally has prioritized strengthening our succession plans along with accelerating development for identified successors. This initiative includes the design of success profiles to determine key attributes and experience required for these critical roles, thorough assessment of both incumbents and identified successors against these profiles, and a detailed development plan including executive coaching to address any identified developmental opportunities. This process will help Ally continue maintaining a strong leadership foundation critical to the Company’s long-term success.

Organizational Health	Executive Talent Review	Succession Planning
• Annual talent assessment • Discussions led by Ally's Chief Human Resources and Corporate Citizenship Officer • Talent scorecards • Ongoing metrics reporting	• Discussion of leadership strengths • Key enterprise talent review	• Routine succession planning for all executive positions • Emergency CEO succession planning

In the past year, Ally engaged an external leadership consulting firm to conduct a comprehensive executive assessment and development initiative, enhancing leadership capabilities and reinforcing the Company’s long‑term succession pipeline as part of our disciplined talent management process.

Risk Management Oversight

Role of the Board

A holistic, integrated, and proactive approach to risk management is cultivated in the tone at the top that is set and communicated by the Board, the CEO, and other members of senior management. Together, these leaders establish and regularly reinforce risk-based performance as one of Ally’s strategic priorities. The Board aligns Ally’s strategy with its risk appetite and, as a result, fosters an environment that does not encourage excessive risk taking. The Board also holds senior management accountable for maintaining the risk appetite framework and supports the independence and stature of independent-risk-management and internal-audit functions. One of the Board's primary responsibilities, through the Risk Committee, is overseeing Ally’s risk-management policies and enterprise risk management framework, including its risk appetite statement and its program for managing compliance risk, commensurate with its structure, risk profile, complexity, activities, and size.

52 • 2026 Proxy Statement

Role of the Board's Committees

Each of the Board committees are responsible for evaluating specified risks and overseeing the management of those risks. The Risk Committee also meets in joint sessions with each of the Audit Committee and Technology Committee, at least annually, to discuss with management the guidelines and policies for assessing and managing Ally’s exposure to risks, including major financial risk exposures, and the steps management has taken to monitor, control, report on, and, as necessary, disclose those exposures. Additional details of how the Board's risk oversight responsibilities are carried out through its committees is illustrated below.

Board of Directors

Risk Committee

- Approve and oversee Ally's enterprise risk management framework
- Approve and monitor a clear risk appetite that aligns with Ally's strategy and risk capacity
- Oversee management's responsibility for ensuring that the enterprise risk management framework is commensurate with Ally's structure, risk profile, complexity, activities, and size
- Review reports from the Chief Risk Officer on risk management policies and the operation of Ally's enterprise risk management framework, including reports on emerging risks
- Review reports and trends on material risks
- Review reports and trends on liquidity planning and capital management processes, and review and approve the contingency funding plan and stress test policies and procedures
- Review reports on the new product approval process
- Review and approve the crisis management and pandemic plans
- Review and approve the model risk management plan and oversee the model risk management program
- Approve Ally's loan review plan, and review reports from the loan review function

Audit Committee

- Oversee the effectiveness of Ally's risk management and internal controls that are designed to:
  - Safeguard assets
  - Confirm the accuracy and integrity of accounting, financial reporting, and disclosures
  - Maintain compliance with ethical standards, policies, procedures, and applicable laws
  - Promote effectiveness and efficiency of operations
- Oversee the independent registered public accounting firm and internal audit function

Compensation, Nominating, and Governance Committee

- Oversee the accountability of senior management for effectively implementing Ally's strategy consistent with its risk appetite through:
  - The administration of Ally's executive compensation plans
  - The evaluation, determination, and approval of goals and compensation of the CEO and other Purview Executives
- Review the Company's strategies and policies with respect to human capital management and culture-related efforts, including talent acquisition and turnover and organizational health
- Oversee Board composition, leadership, independence, and structure and assist the Board in establishing and maintaining effective corporate governance policies and practices
- Monitor the expectations and priorities of the Company's stakeholders, including our shareholders, customers, employees, and communities

Technology Committee

Ally Financial Inc. • 53

Oversight of Information Technology, Cybersecurity, and Data Risks

Ally considers technology to be a driver and enabler of our business and strategic plan. Specifically, information technology, cybersecurity, and data are critical to our business, but they are also some of our primary risks. Information technology/cybersecurity/data is one of our primary risks, which we define as risks resulting from the failure of, or insufficiency in, information technology (for example, a system outage) or intentional or accidental unauthorized access, sharing, removal, tampering, or disposal of company and customer data or records (for example, a cybersecurity incident), or the lack of data governance, the mismanagement of data, or poor data privacy and protection.

Information technology/cybersecurity/data risk management is part of our broader enterprise risk management framework. We seek to minimize the occurrence and impact of unauthorized access, disruption, alteration, poor privacy or protection, mismanagement, or compromise of our systems and information through real-time review and monitoring of applicable risk exposures and the implementation of processes and controls to manage those risks.
In addition, we make investments in people, processes, and technology to assist us in our efforts to prevent, monitor, and respond to incidents. More specifically, information technology/cybersecurity operational metrics and data are monitored on an ongoing basis and assessed against established risk appetite limits. An inventory of information technology, cybersecurity, and data processes, risks, and controls is maintained, which is derived utilizing regulatory and industry guidance, including the Federal Financial Institutions Examination Council (FFIEC) Information Technology Examination Handbook, and the National Institute of Standards and Technology (NIST) Cybersecurity Framework. This inventory is used to assist in the identification and assessment of information technology, cybersecurity, and data risks. In addition, information protection and risk management teams managed by our CISO are responsible for the administration, governance, and ongoing assessment of information technology/cybersecurity/data risks that pertain to their areas of responsibility.

Cyber-related risks continue to evolve, including through the emergence of AI, and have become increasingly sophisticated. As a result, we continuously evaluate the adequacy of our preventive and detective measures.

As part of its responsibilities, the Technology Committee reviews the information technology, information security, and data risk appetite statements approved by the Risk Committee for alignment with the Company’s strategy and risk capacity. The Risk Committee, however, is ultimately responsible for the oversight of information technology, information security, and data risks. Refer to Committees of the Board section for additional information.

Additional information can be found in our December 31, 2025 Form 10-K.

Oversight of Artificial Intelligence (AI)

Ally is committed to exploring, evaluating, and deploying AI in a safe, responsible, and well-controlled manner to enhance business practices, objectives, and client experiences across the enterprise. As AI technologies continue to evolve, Ally recognizes the importance of strong governance, effective risk management, and disciplined Board and management oversight to facilitate these technologies being used as intended and in alignment with Ally's risk appetite.

Ally places people at the center of our use of AI. For example, we offer resources to help employees build their AI skills. All employees are required to take our AI risk and controls training before accessing Ally.ai, Ally's AI platform, and they required to complete an acceptable use acknowledgment whenever it is launched. We also support employees with AI Community of Practice meetings, office hours, and quarterly AI Day educational events.

Ally.ai, enables innovation at scale while operating within established governance processes and security controls. Responsible AI practices are embedded into design standards, approval processes, and operational controls, supported by continuous testing, monitoring, and independent validation to confirm models perform as expected and remain within defined risk tolerances. This approach allows Ally to leverage AI to improve efficiency and customer outcomes while safeguarding against unintended consequences.

In 2024, Ally became the first financial institution to join the prestigious Responsible AI Institute—a member-driven nonprofit dedicated to fostering successful responsible AI initiatives within organizations—reinforcing our commitment to ethical AI development and industry leadership.

As the regulatory landscape continues to evolve and mature, Ally proactively aligns its AI governance with emerging expectations, emphasizing transparency, explainability, accountability, and control sustainability. This is accomplished, in part, through our AI Governance Framework, which provides comprehensive oversight to help

54 • 2026 Proxy Statement

ensure that Ally's AI initiatives align with our enterprise risk management framework, strategic objectives, and ethical guidelines. This includes:

•
controlled access to AI tools and capabilities;
•
defined business-line ownership and oversight responsibilities;
•
risk assessments covering model risk, data risk, operational risk, and third- and fourth-party dependencies;
•
employee training and awareness to promote responsible use;
•
mechanisms to detect, escalate, and remediate misuse or unintended outcomes; and
•
ongoing monitoring and testing to validate performance, stability, and adherence to approved use cases.

Additionally, Ally has adopted multiple AI-focused governance documents to help manage risks associated with its use. These include our Enterprise AI Risk Management Policy, Generative AI Risk Management Standard, and Enterprise Model Governance Standard. Our Enterprise Data and Analytics team spearheads our exploration and adoption of AI and development and maintenance of our data and analytics platforms. Further, Ally's AI Risk Management Sub-Committee provides risk-based oversight of AI use cases, reviewing performance metrics, control effectiveness, and emerging risk patterns, with regular reporting to the Enterprise Risk Management Committee and the Technology and Risk Committees of the Board, as appropriate.

Ally's use of AI is overseen by our Board, primarily through its Technology Committee. Specifically, the Technology Committee is tasked with overseeing our execution of digital and other technology strategies, which includes the use of AI, that are incorporated into the strategic plan. The Risk Committee oversees information technology, information security, and data risks.

This integrated framework enables Ally to responsibly scale AI capabilities while maintaining strong risk discipline and Board-level transparency. Refer to Committees of the Board in this Proxy Statement for additional information.

Seeing Around Corners: Quantum

Post‑quantum cryptography refers to new encryption standards designed to protect sensitive information against the future impact of quantum computing, which is expected to be capable of breaking many of today’s widely used encryption methods. As quantum capabilities advance, financial institutions face a long‑term risk that data encrypted today could be exposed in the future, making early preparation essential to protecting customer information, maintaining trust, and meeting evolving regulatory expectations. Ally has initiated a multi‑year post‑quantum readiness program aligned to NIST standards, focused on strengthening cryptographic inventories, building crypto‑agile capabilities, and working with third‑party partners to support an orderly transition as the technology and regulatory landscape continues to evolve. Additionally, management regularly reports to the Board, primarily through its Technology Committee, on the program’s progress and related risks.

Ally Financial Inc. • 55

Other Governance Matters

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the CNGC during the year ended December 31, 2025—William H. Cary; Mayree C. Clark; Kim S. Fennebresque; and Franklin W. Hobbs, as well as Marjorie Magner prior to her retirement from the Board—(1) was an officer or employee of the Company during 2025, (2) was a former officer of the Company, or (3) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of SEC Regulation S-K. No executive officer of Ally served on any board of directors or compensation committee of any other entity for which any of our directors served as an executive officer at any time during the year ended December 31, 2025.

Ethics and Compliance

Our Board has adopted a Code of Conduct and Ethics to promote integrity in the workplace, in the marketplace, and in our society and communities. The Code of Conduct and Ethics applies to all of Ally’s officers and employees, including the CEO, the CFO, and the Controller. We will post any amendment to the Code of Conduct and Ethics, as well as any waiver that is required to be disclosed under applicable SEC rules or NYSE listing standards, on the Company’s website at www.ally.com/about/investor/policies-charters/. There were no waivers from any provision of the Code of Conduct and Ethics in 2025 that were required to be disclosed.

In its oversight role and in a manner consistent with its fiduciary duties, the Board promotes Ally’s compliance with applicable law, including those governing safety and soundness, consumer protection, financial reporting, and internal controls, and, through its Risk Committee, oversees Ally’s program for managing compliance risk.

Political Engagement and Disclosure

Ally believes it is important to have an open dialogue with policymakers to best represent the goals and interests of our customers, stakeholders, employees, and communities. As part of representing Ally’s goals and interests, we regularly engage in the public policy process at the state and federal level. Ally works with policymakers and staff to share our story and respond to any questions regarding the potential impact of certain policies. Ally engages in direct and indirect lobbying activity by employing internal lobbyists and external consultants who engage on behalf of Ally. One way Ally engages in direct lobbying is through the regulatory agencies' public comment process. Ally maintains a robust compliance and monitoring program to ensure both its employees and consultants abide by all appropriate conduct, reporting, and disclosure requirements. Ally files all required reports regarding our federal lobbying activity in compliance with the Lobbying Disclosure Act of 1995, as amended by the Honest Leadership and Open Government Act of 2007. This information is publicly available on a quarterly basis. The CNGC, which is comprised entirely of independent directors, oversees Ally’s public policy activities, including lobbying activities, and memberships in trade associations, coalitions, and industry organizations.

Transactions with Related Persons

The Board has adopted a written Related-Person Transaction Policy (Related-Person Transaction Policy), which is included within the Governance Guidelines and requires the CNGC to review and approve or ratify any related-person transaction.

A related-person transaction is any existing or proposed transaction, arrangement, or relationship (or any existing or proposed series of similar transactions, arrangements, or relationships) where (a) Ally or any of its subsidiaries was or will be a participant, (b) the amount involved exceeds $120,000, and (c) any related person had or will have a direct or indirect material interest. A related person is any Ally director or director nominee, any executive officer of Ally under Rule 3b-7 of the Exchange Act, any beneficial owner of more than 5% of any class of Ally’s voting securities, and any immediate family member of any of the foregoing.

The related person involved in a potential related-person transaction must promptly submit it to Ally’s Chief Legal and Corporate Affairs Officer for initial review, who will refer submitted related-person transactions to the CNGC for review and approval or ratification. Facts and circumstances taken into account by the CNGC when determining whether to approve or ratify a related-person transaction may include (a) its terms; (b) the nature and extent of the related person’s interest in it; (c) the benefits likely to accrue to Ally; (d) whether its consummation is consistent with the best interests of Ally and its shareholders; (e) whether it presents a heightened risk of conflicts of interest, an improper valuation, or the perception of such a conflict or improper valuation; (f) any impact on a director’s independence; (g) the availability of other comparable transactions, arrangements, or relationships; and (h)

56 • 2026 Proxy Statement

whether it is on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances or on terms comparable to those provided to Ally’s employees generally. If the CNGC does not approve or ratify a related-person transaction or if any conditions imposed on the approval or ratification are not satisfied, Ally may not enter into or otherwise be involved in the transaction or, if already executed, must rescind or terminate the transaction as promptly and on as favorable of terms to Ally as reasonably possible. No member of the CNGC may participate in any review or consideration of any related-person transaction involving the member, the member’s immediate family, or any related entity, although the member may be counted for purposes of determining the presence of a quorum at the meeting.

There has been no transaction since January 1, 2025, that is required to be reported under Item 404(a) of SEC Regulation S-K.

Governance Documents

The following are available on the Company’s website at www.ally.com/about/investor/policies-charters/.

Committee Charters	Other Governance Documents

• Audit • CNGC • Risk • Technology	• Governance Guidelines • Related-Person Transaction Policy (included in the Governance Guidelines) • Code of Conduct and Ethics • Bylaws

Additional documents that can be found on other pages of our website include:

Other Documents Available on Our Website

• Supplier Code of Conduct • Insider Trading Policy (as an exhibit in our most recent Form 10-K) • People, Purpose, and Impact Report • CDP Reporting

Ally Financial Inc. • 57

Director
Compensation

Our director compensation program is designed to attract and retain highly qualified directors and to provide fair compensation for the work required of a director in a company with Ally’s asset size, complexity, scope of operations, risk appetite, and risk capacity. The program is reviewed annually by the CNGC—with advice from its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook)—and approved by the Board.

Details of the director compensation program for 2025 are set forth in the following table.

Pay Component	Non-Employee Director Compensation

Annual Cash Retainer	• $90,000(a)

Annual Equity Retainer	• $152,500(b)

Annual Retainer—Board Chair	• Cash: $70,000(a)
• Equity: $105,000(b)

Annual Cash Retainer—Committee Chairs(a)	• $60,000

Annual Cash Retainer—Committee Members(a)	• $20,000

(a) Paid in quarterly installments. Committee Chair and Member Cash Retainers are incremental to standard annual cash and equity retainers.

(b) Consists of director deferred stock units, each of which vests immediately and represents the right to receive one share of our common stock upon the director’s departure from the Board (Director DSUs). This amount is prorated for directors who join the Board after the annual meeting of shareholders.

Consistent with the Governance Guidelines, non-employee directors are reimbursed for reasonable out-of-pocket expenses related to their service on the Board. Furthermore, under our Certificate of Incorporation, directors are limited in their liability and indemnified to the fullest extent permitted by Delaware law for their service in that capacity.

Ally allows its non-employee directors to defer from 0% to 100% of their cash retainers in 25% increments. These deferrals can be made into either fully vested Director DSUs or a cash account that is credited with interest quarterly. Interest earned on a cash account is based on the average rate offered by Ally Bank for deposits in its online savings accounts.

In addition, a significant portion of director compensation is delivered in the form of Director DSUs, which do not settle until a director’s service on our Board concludes. This structure results in directors maintaining continuous and meaningful equity exposure throughout their Board service, promoting long-term alignment with shareholders over the full course of a director’s tenure.

58 • 2026 Proxy Statement

The following table describes compensation for non-employee directors who served during fiscal year 2025.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	Total ($)

Kenneth J. Bacon (b)	59,313	—	59,313
Gunther T. Bright (c)	14,429	77,798	92,227
William H. Cary	183,077	152,510	335,587
Mayree C. Clark	130,000	152,510	282,510
Kim S. Fennebresque	186,538	152,510	339,048
Thomas P. Gibbons (d)	169,231	152,510	321,741
Michelle J. Goldberg	71,923	152,510	224,433
Franklin W. Hobbs	176,538	257,507	434,045
Marjorie Magner (e)	121,875	152,510	274,385
Allan P. Merrill	14,429	77,798	92,227
David Reilly (f)	130,000	152,510	282,510
Brian H. Sharples	186,538	152,510	339,048

(a) Includes Director DSUs received during 2025. The number of Director DSUs granted is determined by the fair market value of Ally’s common stock on the applicable grant date.

(b) Mr. Bacon ceased serving on the Board on May 6, 2025.

(c) Mr. Bright elected to defer 50% of his cash retainer payments in the form of Director DSUs.

(d) Mr. Gibbons elected to defer 100% of his cash retainer payments in the form of Director DSUs.

(e) Ms. Magner ceased serving on the Board on December 9, 2025.

(f) Mr. Reilly elected to defer 100% of his cash retainer payments in the form of Director DSUs.

Ally Financial Inc. • 59

The following table sets forth the aggregate number of Director DSUs held by each non-employee director at December 31, 2025.

Director DSU Balances as of December 31, 2025

Name	Annual Equity Grant (#)(a)	Non-Employee Director (NED) Deferred Stock (#)(b)	Prior Year DSU Total	Total DSUs (#)

Kenneth J. Bacon	—	—	—	—
Gunther T. Bright	2,026	160	—	2,186
William H. Cary	4,266	—	53,387	57,653
Mayree C. Clark	4,266	—	67,087	71,353
Kim S. Fennebresque	4,266	—	64,771	69,037
Thomas P. Gibbons	4,266	4,225	11,694	20,185
Michelle J. Goldberg	4,266	—	—	4,266
Franklin W. Hobbs	7,203	—	132,571	139,774
Marjorie Magner	—	—	—	—
Allan P. Merrill	2,026	—	—	2,026
David Reilly	4,266	3,275	24,060	31,601
Brian H. Sharples	4,266	—	36,843	41,109

(a) Includes Director DSUs received as part of the annual retainer payments.

(b) Includes Director DSUs received resulting from an election to defer cash payments owed to the director in the form of Director DSUs. The number of Director DSUs granted is determined by the fair market value of Ally’s common stock on the applicable grant date.

60 • 2026 Proxy Statement

Stock Ownership

Security Ownership of Certain Beneficial Owners

At the close of business on March 13, 2026, the following were known to the Company to be the beneficial owners (as defined in SEC Rule 13d-3) of more than five percent of the Company’s common stock, based solely on the information reported by such persons in their most recent Schedule 13D and 13G filings with the SEC:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage (a)

Persons affiliated with Berkshire Hathaway Inc. (b)	29,000,000	9.4%
c/o Berkshire Hathaway Inc.
3555 Farnam Street, Omaha, Nebraska 68131

Persons affiliated with The Vanguard Group (c)	28,060,601	9.1%
c/o The Vanguard Group
100 Vanguard Blvd., Malvern, Pennsylvania 19355

Persons affiliated with BlackRock, Inc. (d)	25,418,115	8.3%
c/o BlackRock, Inc.
50 Hudson Yards, New York, New York 10001

Persons affiliated with Harris Associates L.P. (e)	23,475,675	7.6%
c/o Harris Associates LP
111 S. Wacker Drive Suite 4600, Chicago, Illinois 60606

(a) The percentage ownership of outstanding shares is based on 307,918,244 shares of common stock issued and outstanding as of March 13, 2026.

(b) This is according to information provided to the Company in a Schedule 13G/A filed as a group, by: Warren E. Buffett, Berkshire Hathaway Inc., National Indemnity Company, Berkshire Hathaway Life Insurance Company of Nebraska, BHG Life Insurance Company, British Insurance Company of Cayman, Columbia Insurance Company, GEICO Corporation, National Fire & Marine Insurance Company, Berkshire Hathaway Consolidated Pension Plan Master Trust, Precision Castparts Corp. Master Trust, and BNSF Master Retirement Trust (collectively, the “Berkshire Hathaway Group”), with the SEC on February 14, 2024. Mr. Buffett (an individual who may be deemed to control Berkshire Hathaway Inc.), Berkshire Hathaway Inc. and GEICO Corporation are each a Parent Holding Company or Control Person of the other members of the Berkshire Hathaway Group. According to the Schedule 13G/A, Mr. Buffett and Berkshire Hathaway Inc. together have shared voting power over 29,000,000 shares of our common stock and shared dispositive power over 29,000,000 shares of our common stock; National Indemnity Company has shared voting power over 7,215,875 shares of our common stock and shared dispositive power over 7,215,875 shares of our common stock; Berkshire Hathaway Life Insurance Company of Nebraska has shared voting power over 2,803,875 shares of our common stock and shared dispositive power over 2,803,875 shares of our common stock; BHG Life Insurance Company has shared voting power over 462,875 shares of our common stock and shared dispositive power over 462,875 shares of our common stock; British Insurance Company of Cayman has shared voting power over 625,000 shares of our common stock and shared dispositive power over 625,000 shares of our common stock; Columbia Insurance Company has shared voting power over 4,228,200 shares of our common stock and shared dispositive power over 4,228,200 shares of our common stock; GEICO Corporation has shared voting power over 3,137,000 shares of our common stock and shared dispositive power over 3,137,000 shares of our common stock; National Fire & Marine Insurance Company has shared voting power over 4,836,250 shares of our common stock and shared dispositive power over 4,836,250 shares of our common stock; Berkshire Hathaway Consolidated Pension Plan Master Trust has shared voting power over 8,339,880 shares of our common stock and shared dispositive power over 8,339,880 shares of our common stock; Precision Castparts Corp. Master Trust has shared voting power over 2,879,795 shares of our common stock and shared dispositive power over 2,879,795 shares of our common stock; BNSF Master Retirement Trust has shared voting power over 1,500,000 shares of our common stock and shared dispositive power over 1,500,000 shares of our common stock; and the Berkshire Hathaway Group is deemed to be a group for purposes of Section 13(d) of the Exchange Act and are party to that certain Joint Filing Agreement entered into as of February 14, 2024.

Ally Financial Inc. • 61

(c) This is according to information provided to the Company in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. According to the Schedule 13G/A, The Vanguard Group has shared voting power over 219,446 shares of our common stock, sole dispositive power over 27,374,367 shares of our common stock, and shared dispositive power over 686,234 shares of our common stock, including by reason of advisory and other relationships with clients who own such shares.

(d) This is according to information provided to the Company in a Schedule 13G/A filed by BlackRock, Inc. with the SEC on July 17, 2025. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 23,791,329 shares of our common stock and sole dispositive power over 25,418,115 shares of our common stock.

(e) This is according to information provided to the Company in a Schedule 13G/A filed by Harris Associates L.P. with the SEC on February 14, 2024. According to the Schedule 13G/A, Harris Associates L.P. and its general partner Harris Associates Inc. have sole dispositive power over 23,475,675 shares of our common stock by reason of advisory and other relationships with clients who own such shares and Harris Associates L.P. has been granted the power to vote shares of our common stock in circumstances it determines to be appropriate in connection with assisting its advised clients to whom it renders financial advice in the ordinary course of business, by either providing information or advice to the persons having such power, or by exercising the power to vote.

Security Ownership of Directors, Nominees, and Executive Officers

The following tables set forth information, at the close of business on March 13, 2026, concerning the number of shares of common stock and stock-settled units of the Company beneficially owned (as defined in SEC Rule 13d-3) by each director, nominee, and NEO (as defined in the CD&A later in this Proxy Statement) as well as all directors and executive officers (as defined in SEC Rule 3b-7) as a group. Our executive officers under SEC Rule 3b-7 are also the individuals designated as our officers under Section 16(a) of the Exchange Act and SEC Rule 16a-1. Each of the individuals listed in the following table owns less than one percent of the outstanding shares of our common stock, and all directors and executive officers as a group own less than one percent of the outstanding shares of our common stock. The persons named have furnished this information to us.

62 • 2026 Proxy Statement

Beneficial Ownership

Name	Shares of Common Stock Beneficially Owned	Shares of Preferred Stock Beneficially Owned	Stock-Settled Units(a)	Total Beneficial Ownership(c)

Gunther T. Bright	—	—	2,186	2,186
William H. Cary	—	—	57,653	57,653
Mayree C. Clark	30,000	—	71,353	101,353
Kim S. Fennebresque	—	—	69,037	69,037
Thomas P. Gibbons	—	—	20,185	20,185
Michelle J. Goldberg	—	—	4,266	4,266
Franklin W. Hobbs	15,000	—	139,774	154,774
Allan P. Merrill	—	—	2,026	2,026
David Reilly	—	—	31,601	31,601
Brian H. Sharples	—	—	41,109	41,109
Tracey D. Weber	—	—	—	—
Michael G. Rhodes	178,294	—	—	178,294
Russell E. Hutchinson	105,477	6	—	105,483
William C. Hall Jr.(b)	141,822	—	54,280	196,102
Stephanie N. Richard(b)	44,928	—	33,108	78,036
Douglas R. Timmerman(b)	225,126	—	70,315	295,441
Directors and Executive Officers as a Group (19 persons)	771,423	6	634,685	1,406,114

(a) Comprises all vested stock-settled units and all stock-settled units that will vest within 60 days of March 13, 2026.

(b) Stock-settled units for Mr. Timmerman, Ms. Richard, and Mr. Hall include RSUs that are nonforfeitable because they have attained retirement eligibility pursuant to the terms of the awards.

Ally Financial Inc. • 63

(c) Under SEC rules, stock units are not treated as beneficially owned if the holder does not have the right to acquire the underlying stock within 60 days of March 13, 2026 or if the stock units will be settled in cash and, therefore, do not represent the right to acquire stock. Amounts reflected in the following table comprise beneficially owned units included in the table above as well as RSUs and PSUs that are excluded from the table above.

	Beneficially Owned

Name	Shares of Common Stock	Shares of Preferred Stock	Stock- Settled Units	Number of RSUs(a)	Number of PSUs(a)	Total	Implied Value ($)(b)

Michael G. Rhodes	178,294	—	—	250,613	366,836	795,743	28,758,152
Russell E. Hutchinson	105,477	6	—	148,390	104,906	358,779	12,972,014
William C. Hall Jr.	141,822	—	54,280	20,891	63,024	280,017	10,119,814
Stephanie N. Richard	44,928	—	33,108	20,891	42,633	141,560	5,115,978
Douglas R. Timmerman	225,126	—	70,315	221,861	100,255	617,557	22,318,510

(a) The RSUs identified here settle in shares of Ally common stock. The PSUs identified here settle in cash. For PSUs, the number assumes that the related performance goals are achieved at the target. For further information on all long-term incentive awards, refer to CD&A—Ally’s Executive Compensation Program later in this Proxy Statement.

(b) The implied value was calculated by multiplying total beneficially owned shares of common stock and stock-settled units, stock-settled RSUs, and stock and cash-settled PSUs, by $36.14, which was the closing price of Ally's Common Stock on March 13, 2026. The implied value shown for Mr. Hutchinson also includes 6 shares of preferred stock with a $1,000 per-share notional amount, valued at 99.30% of par as of March 13, 2026, for a total implied value of $5,958.

The CEO, all other Purview Executives, other specified business- and enterprise-function leaders, and all directors, together in each case with their specified associated persons, are subject to personal trading restrictions to further align the interests of management and directors with those of shareholders. Refer to CD&A—Compensation Policies and Governance Practices—Anti-Hedging and Anti-Pledging Policies later in this Proxy Statement for more information.

64 • 2026 Proxy Statement

Pillars for Impact

At Ally, we firmly believe it is our responsibility as corporate citizens to make a positive impact on the world around us. This belief is embedded in the very fabric of our business and culture and is based on four pillars: employees, customers, communities, and environment.

Four Key Pillars

Our approach to impact is rooted in a holistic framework connecting our people, our customers, the communities we serve, and our environmental footprint. Rather than viewing these as separate initiatives, we see them as interconnected drivers of sustainable value.

Our culture and employee experience are the foundation—by fostering an inclusive, supportive environment, we empower our teams to deliver extraordinary customer service and innovation.

Customer-centricity is at the heart of our business model, ensuring that every product, service, and interaction is designed to promote financial well-being and accessibility.

Community engagement is realized through targeted investments, volunteerism, and partnerships that address critical needs like affordable housing, financial education, and workforce development.

Environmental stewardship is embedded in our operations and strategy, as we seek to minimize our footprint and create positive outcomes for all stakeholders.

This integrated approach ensures that every decision and initiative at Ally is evaluated through the lens of these four pillars, amplifying our ability to deliver meaningful, lasting impact.

Pillars for Impact
Employees	Customers	Community	Environment

Our employees bring our Do It Right ethos to life for our customers and communities. We emphasize a One Ally culture, grounded in our LEAD core values (Look Externally, Execute with Excellence, Act with Professionalism, and Deliver Results) where employees are engaged and feel cared for as individuals and members of the team, while continuing to build Ally as a place where employees can pursue a career with meaning and purpose.

We are relentless allies for our customers' financial well-being. We are in business because of them and for them. We are committed to delivering innovative products and services that provide them with the confidence and freedom to make positive financial choices. As a leading digital financial services company, we seek to be accessible to everyone and to continue investing in the future of finance.

We are committed to financial and social inclusion through innovative philanthropy and programming that reduces barriers to economic mobility. Our strategy focuses on three core areas: affordable housing, workforce development, and financial literacy. Our commitment is more than financial support. We provide volunteers, technical assistance, mentoring, and professional development to support marginalized communities.

Ally's commitment to Do It Right extends to the conservation of environmental resources to promote a sustainable future for our customers, employees, stakeholders, and the communities in which we live and operate. We have recognized the importance of understanding, preparing for, and taking timely preventative action against potentially material climate impacts.

Ally Financial Inc. • 65

2025 Highlights

Living our purpose helped deliver meaningful results for our shareholders and made a real difference for our employees, customers, communities, and the environment. Here are some of the ways we made an impact in 2025.

Employees
•
Furthered our commitment to extend ownership to every employee with our #OwnIt2026 grant with 100 shares of Ally common stock for all non-equity eligible Ally employees, contributing to an owner’s mentality and building financial well-being; #OwnIt2023 shares granted in 2023 vested in January 2026.
•
Provided a discretionary contribution of 2% to retirement plans for all U.S. and Canadian employees – the 16th consecutive year of the discretionary contribution for U.S. employees.
•
Achieved top 10% of global workplaces for employee engagement for the sixth consecutive year, as measured by a third-party provider, while also cultivating a strong sense of belonging with a score of 82, exceeding top 10% and industry benchmarks.
•
Supported more than 140 employees with grants to navigate unexpected hardships, including severe weather and other emergencies, through Ally's Employee Relief Fund, totaling $1.2 million distributed since inception in 2020.
•
Contained benefits costs while meeting employees’ evolving needs. Despite rising health care costs, we continue to cover more than 75% of medical plan costs as well as introduce new and enhanced benefits like our expanded women's health benefits for menopause, midlife support, and breast cancer screenings.
•
Ally employees, their dependents and household members are provided access to therapy at no cost, in addition to other mental health resources including coaching, guided self-care, webinars, group discussions, and a full well-being library.
•
Launched IdeaHub, Ally’s always-on, in-the-flow feedback engine that turns employee insight into operational improvements – empowering front-line associates across the business to drive more than 1,000 ideas in 2025, leading to implementations that enhanced customer experience and efficiency.
•
Introduced new programs to enhance manager effectiveness including additional avenues to obtain personalized HR advice, coaching tips, and consultation in addition to resources to build resiliency skills to better lead teams through times of uncertainty.
•
Enabled employees to increase AI fluency and responsible adoption with Ally.ai, supporting personal productivity and employee-upskilling to meet the evolving needs of the workplace of the future.
•
Achieved a 65% employee participation rate in at least one of Ally’s nine resource groups, including our recently launched Men ALLYs, as of December 31, 2025.

66 • 2026 Proxy Statement

Customers
•
Customers are championing our brand as demonstrated by 1 in 7 (15%) of new Ally Bank banking customers acquired through our referral program.
•
Launched capability for customers to add cash to Ally spending accounts at participating retail locations nationwide, making funds instantly available, bringing simplicity and convenience to everyday banking tasks.
•
Empowered customers with greater insight, flexibility, and control through a suite of free credit score features to monitor credit health and launched a spending cash flow visualization tool that identifies surplus and shortfalls for our customers.
•
Launched proprietary enterprise AI platform, Ally.ai, which incorporated a call summarization use case to help frontline teammates better serve approximately 5 million customer calls.
•
Advanced 50/50 pledge to reach equal spending in paid advertising across women’s and men’s sports, including entering a multi-year partnership with the Women’s National Basketball Association, reaching 49% spending on women's sports at the end of 2025.
•
Enhanced auto customer assistance programs & expanded multi-channel communications providing customers payment options during stress and advancing self-service tools.
•
Expanded application passthrough programs providing customers' financing options through dynamic lenders and supporting dealer relationships.
•
Established the Energy and Infrastructure Finance group within Ally Corporate Finance to deliver tailored financing for clients’ critical power, energy, and infrastructure projects, such as battery storage, power plants, data centers, and distributed generation.

Communities
•
Supported our communities through over 60,000 employee volunteer hours and $2.4 million to match employee hours and donations given to local nonprofit organizations.
•
Provided financial support of $18.5 million in grants, sponsorships, mission-related investments, and program-related investments, which include grants from the Ally Charitable Foundation to 114 nonprofit organizations focused on affordable housing, workforce development, and financial education.
•
Introduced new Money Skills financial education curriculum and awarded over $560K in Ally Charitable Foundation grants to strengthen financial knowledge in the communities we serve.
•
Deployed $1.34 billion in loans and investments as part of our Community Reinvestment Act program, primarily benefiting low- and moderate-income individuals and communities.
•
Received an "Outstanding" rating on our most recent Community Reinvestment Act (CRA) - the highest possible rating four consecutive times, placing Ally among the top 15% of U.S. financial institutions evaluated under the CRA.

Ally Financial Inc. • 67

Environment
•
Achieved third-party verification to a limited level of assurance using ISO 14064-3 for our reported 2024 greenhouse gas emissions metrics.
•
Executed Ally's operational carbon neutrality strategy for Scope 1 and 2 emissions for the fifth consecutive year through a combined purchase of carbon offsets and Green-e Energy Certified renewable energy credits.
•
Prepared for and executed against evolving regulatory requirements and reporting frameworks by conducting gap analyses and developing a compliance roadmap aligned with strategic priorities.
•
Conducted a proportionate, data-driven evaluation of climate-related risks to further embed climate risk considerations into existing risk management strategies.
•
Engaged key suppliers via EcoVadis, a global sustainability assessment platform, to improve our ability to evaluate third-party sustainability performance.
•
Focused on improving operational sustainability through strategic initiatives, including installation of solar panels and additional EV charging stations, more efficient HVAC units, centralized trash and composting, and promotion of biodiversity through landscape redesign with native species.
•
Continued to support environmental volunteerism through Green Teams, an employee network of volunteers dedicated to sustainability.

We encourage our stakeholders to review our forthcoming People, Purpose, and Impact Report for more information about Ally’s 2025 activities in the above areas.

The quotes below highlight sentiment in employees’ own words, submitted anonymously in our annual engagement survey, demonstrating our workplace success as we continue to build a company where our employees want to work, have purposeful careers, and feel empowered to make a difference.

68 • 2026 Proxy Statement

Letter From the
Compensation,
Nominating, and
Governance Committee

Dear Fellow Shareholders,

On behalf of the entire Board, thank you for your continued support and investment in Ally. The Compensation, Nominating, and Governance Committee (CNGC) is committed to maintaining a compensation program that aligns with shareholder interests, incentivizes long-term value creation, and supports the attraction and retention of a strong leadership team for Ally. The CNGC also prioritizes the safety and soundness of Ally under a risk management framework appropriate for a regulated financial services company. Focus areas for the CNGC over the last year included:

•
Taking action to understand and respond to shareholder feedback following low support for last year’s Say-on-Pay proposal;
•
Continuing to evolve our Performance Scorecard in a way that prioritizes sound business decisions and risk management practices that are in the best long-term interest of the Company and its shareholders; and
•
Approving compensation outcomes that consider the executive team’s execution against our long-term strategic priorities amid a fluid macroeconomic environment in 2025.

Responding to our 2025 Say-on-Pay Vote

Following the Say-on-Pay outcome at our 2025 Annual Meeting, the CNGC directed management to expand the scope of our governance-focused engagement program to gather shareholder input regarding our executive compensation program. Management reached out to shareholders representing 74% of shares outstanding, and engaged with shareholders representing 49% of shares outstanding. The Chair of the CNGC, Kim Fennebresque, continued participating in meetings with our top shareholders, and last year, he participated in meetings with shareholders representing approximately 40% of shares outstanding (as of December 31, 2025).

During these engagements, shareholders expressed their appreciation for the CNGC's continued commitment to evolving our executive compensation practices in alignment with shareholder feedback. They also reiterated their support for our Performance Scorecard approach for determining compensation, and acknowledged the challenges in using a fully formulaic approach for a financial services company. However, some shareholders expressed the desire for a simplified scorecard that provides additional clarity on how certain elements impact the outcome.

As a result, we made several enhancements to our 2026 Performance Scorecard that build on the efforts we’ve made over the past several years to provide transparency around our process for setting goals, assessing performance, and determining final pay levels. We believe these changes continue to support long-term performance while providing additional insight into how the Performance Scorecard outcomes align with the shareholder experience.

Additional details relating to the scope of our shareholder engagement, feedback received, and our responsive actions are included under Shareholder Engagement and Responsiveness within the CD&A.

Ally Financial Inc. • 69

2025 Compensation Decisions Aligned to Performance

We use a scorecard approach to establish performance expectations, assess performance, and inform compensation decisions for our named executive officers. Transparency on the rigorous process undertaken by the CNGC is provided throughout the CD&A. In approving incentive payouts for our named executive officers, the CNGC assesses Company and individual performance within the framework of our scorecard, which aligns with how we manage the business and seek to drive long-term value in a manner that considers safety and soundness and prudent risk management.

In 2025, the CNGC considered performance across each of our five scorecard pillars and determined that the overall 2025 Performance Scorecard achieved "above target" performance. In making this determination, the CNGC considered achievement levels for metrics within each pillar, as well as execution of our new strategy, which led to 62% year-over-year adjusted earnings per share growth and an increase in TSR for 2025 of approximately 30%. Additional details can be found under 2025 Incentive Awards in the CD&A.

The CNGC believes that our executive compensation program incentivizes performance and is aligned with shareholder interests. Shareholder feedback was a key factor driving the enhancements to Ally's executive compensation program, and we are committed to the ongoing evaluation of our compensation practices to ensure they continue to support accountability for performance and reflect shareholder input. We look forward to continued dialogue and encourage you to reach out with any questions or concerns related to our compensation program before making your voting decision.

Sincerely,

Kim S. Fennebresque (Chair)

William H. Cary

Mayree C. Clark

Franklin W. Hobbs

70 • 2026 Proxy Statement

Compensation Discussion and Analysis

Table of Contents

71	Compensation Discussion and Analysis
	72	2025 Company Performance Highlights
	75	Compensation Foundation
	77	Shareholder Engagement and Responsiveness
	82	Ally’s Executive Compensation Program
	90	2025 Individual Performance and Compensation Decisions
	102	Assessing Compensation Competitiveness
	104	Compensation Policies and Governance Practices
	107	Compensation Committee Report

108	Executive Compensation Tables
	108	Summary Compensation Table
	110	Grants of Plan-Based Awards in 2025
	111	Outstanding Equity Awards at 2025 Fiscal Year-End
	112	Options Exercised and Stock Vested in 2025
	112	Nonqualified Deferred Compensation in 2025
	113	Potential Payments Upon a Termination
	119	Pay Ratio
	120	Pay Versus Performance

Named Executive Officers

Our Compensation Discussion and Analysis (CD&A) describes our executive compensation philosophy and program as reported in the executive compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2025 named executive officers (NEOs) of the Company:

Michael Rhodes Chief Executive Officer	Russell Hutchinson Chief Financial Officer	William Hall Jr. President, Corporate Finance	Stephanie Richard Chief Risk Officer	Douglas Timmerman President, Dealer Financial Services

Ally Financial Inc. • 71

Defined Terms in the CD&A

AIP	Annual Incentive Plan	O/S	Outstanding Shares

CNGC	Compensation, Nominating, and Governance Committee	PSU	Performance Stock Unit

EPS	Earnings Per Share	RSU	Restricted Stock Unit

GAAP	Generally Accepted Accounting Principles	ROTCE	Return on Tangible Common Equity

ICP	Incentive Compensation Plan	TIM	Total Incentive Management

MRT	Material Risk Taker	TSR	Total Shareholder Return

NEO	Named Executive Officer	TSV	Total Shareholder Value

OCI	Other Comprehensive Income	YoY	Year over Year

2025 Company Performance Highlights

In 2025, Ally implemented its "Focused. Forward." strategy1 aimed at reducing complexity, strengthening its foundation, and enhancing expense and capital discipline. The strategic shift refocused resources and capital on the core franchises which have relevant scale and clear differentiation within their respective marketplaces: Dealer Financial Services, Corporate Finance, and Ally Bank.

Full year results reflected strong operational and financial momentum across these core businesses, underscoring the disciplined execution and the compounding benefit of a more focused, streamlined organization. The macroeconomic environment remained dynamic, marked by geopolitical uncertainty, volatile interest rates, tariffs, a softening labor market and persistent inflationary pressures on consumers. Despite these headwinds, Ally met or exceeded nearly all aspects of the financial guidance set in January, delivering:

$2.37 GAAP EPS	$1,051M GAAP Pre-Tax	6.0% Return on Equity	$7.9B GAAP Net Revenue	3.47% NIM ex. OID(b)
$3.81 Adj. EPS(a) up 62% year over year	$1,628M Core Pre-Tax(a) up 55% year over year	10.4% Core ROTCE(a) up 45% year over year	$8.5B Adjusted Net Revenue(a) up 3% year over year	10.2% CET1 up 40bps year over year

1 See the Proxy Summary for additional detail on our businesses, the "Focused. Forward." Strategy, and our strategic objectives.

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

(b) This is calculated using a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

72 • 2026 Proxy Statement

Full year highlights include:

Key Highlights
•
Completed the sale of Credit Card and ceased mortgage originations. Added 40 bps to CET1 while reducing credit risk and enabled focus on the core franchises.
•
Materially reduced interest rate risk and AOCI volatility. Executed $4.1B of securities repositioning while continuing to migrate towards a more neutral rate risk position.
•
Bolstered capital position and maintained disciplined expense management. Fully-phased CET1 increased 120 bps year over year and operating expenses were flat year over year with controllable expenses declining 1% for a second consecutive year.
•
Disciplined risk management, supported by prudent underwriting and enhanced servicing. Retail Auto net charge-offs declined below 2.0% and recorded a second consecutive year with zero net charge-offs across commercial portfolios.
•
Solid asset growth in core franchises with the highest returns. Retail Auto and Corporate Finance assets increased more than 5% versus 2024, reinforcing the strategic focus on our core businesses.
•
Authorized a $2 billion open-ended share repurchase program, providing capital flexibility through a returns-driven allocation framework and signaling confidence in execution in the path ahead.

Operational Highlights
•
Within Auto Finance, consumer originations of $43.7 billion, sourced from a record 15.5 million applications; retail auto originated yield of 9.7% with 43% of originated volume within our highest credit quality tier.
•
Insurance written premiums reached $1.5 billion, the highest level since our initial public offering in 2014.
•
Within Ally Bank, reached $144 billion of retail deposits sourced from 3.5 million primary retail customers representing 17 years of consecutive growth.
•
Corporate Finance delivered a 28% ROE, 35% year-over-year portfolio growth, and a second consecutive year of zero net charge-offs. Credit quality across the portfolio remains strong with only 1% of loans in non-accrual status.

Ally Financial Inc. • 73

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

74 • 2026 Proxy Statement

Compensation Foundation

Ally’s incentive compensation framework is designed to reward our team for its performance and to reinforce our long-term safety and soundness as a financial services company — an imperative for protecting our shareholders, our customers, and the broader financial system. In alignment with the Federal Reserve Board’s Guidance on Sound Incentive Compensation Policies, Ally’s approach is to maintain strong oversight, balance risk and reward, and support effective risk management.

To achieve this goal, Ally employs a rigorous methodology anchored in a balanced scorecard framework, with flexibility to apply informed judgment where appropriate. This process enables the CNGC to assess performance against pre-established goals and objectives across a broad set of dimensions, including financial outcomes, risk management, customer experience, strategic execution, and workforce strength. The use of informed judgment is a deliberate mechanism that allows the Committee to incorporate macroeconomic trends, evolving risk dynamics, and other industry-related factors that may not be fully captured in formulaic metrics.

We believe our approach is consistent with industry best practices across the financial services sector. Leading institutions emphasize similar use of balanced scorecards, informed board judgment, and risk-adjusted performance assessments to ensure that incentive compensation supports long-term value creation and discourages excessive short-term risk-taking.

By integrating both quantitative results and qualitative insights, Ally’s program seeks to align total incentive compensation with long-term shareholder value. This structure reinforces a culture of accountability, prudent risk-taking, and sustainable performance. It also enables the CNGC to fully account for nuanced performance outcomes or respond to complex and evolving business conditions as a financial services company.

Compensation Principles

Align with Shareholders	Our executive compensation program is designed to drive long-term value creation for our shareholders, with pay outcomes aligned to performance

Incentivize Performance	Provide appropriate short- and long-term incentives based on individual, business, and Company performance

Balance Risk	Encourage prudent, but not excessive, risk taking

Be Market Competitive	Provide a total compensation opportunity competitive with market practice and reflective of the responsibilities of the role

Retain Talent	Encourage the retention of key executives

CNGC Informed Judgment

Evaluate Company and individual performance against a scorecard and pre-established goals and objectives using informed judgment—which we believe is critical to Ally's safety and soundness as a financial institution—to assess performance for the year

Ally Financial Inc. • 75

What We Do to Apply Our Principles	What We Don't Do

Majority of executive compensation is performance-based through use of variable incentive awards that measure performance in the short- and long-term	No guaranteed incentive payouts for NEOs

Alignment of NEOs’ interests with those of our shareholders by awarding 60% or more of incentive compensation in the form of long-term rewards	No fixed term employee agreements

Measurement of PSU performance based on ROTCE and relative TSR	No excessive perquisites or executive retirement benefits

Annual risk assessment of our compensation program and the risk-management behavior of each of the NEOs	No single-trigger payments or vesting upon a change in control

Utilization of a scorecard to inform overall incentive compensation funding and inform individual NEO compensation decisions	No tax gross-ups for excise or income taxes

Meaningful stock ownership guidelines	No hedging or pledging of Company stock

Total Incentive Management

The foundation of Ally's executive compensation philosophy is our Total Incentive Management (TIM) approach, which considers incentive compensation holistically rather than as standalone components. TIM also ensures that annual and long-term incentives are directionally consistent and the total incentive opportunity, rather than any single component, is driving alignment with shareholder interests.

Under the TIM framework, the CNGC evaluates each NEO’s total incentive opportunity holistically to ensure that compensation outcomes appropriately reflect performance results, support long‑term strategic objectives, and align with shareholder interests. The total incentive award is then allocated between annual cash incentives and long‑term equity awards pursuant to a pre‑established framework. This approach emphasizes performance‑based compensation and reinforces alignment between executive compensation outcomes, the achievement of Company performance goals, and long‑term value creation.

Integration of Annual and Long-Term Incentives

The Company’s incentive programs—the Annual Cash Incentive, RSUs, and PSUs—are structured to operate together to reinforce a consistent pay‑for‑performance relationship across both short‑ and long‑term performance horizons. Key design features include:

•
Consistent performance expectations across annual and long‑term incentive programs through the use of a common performance scorecard, aligning annual execution with long‑term strategic and shareholder outcomes
•
A significant emphasis on long-term, at-risk equity compensation, reflecting the Committee’s view that sustained performance and long‑term shareholder value creation are best supported when a substantial portion of executive compensation is performance‑based and delivered over multiple years
•
Multi-year PSU performance periods, measured over a three-year period and based on Core ROTCE, with a relative TSR modifier to align payouts with the Company's performance relative to peers

76 • 2026 Proxy Statement

•
Market-aligned incentive compensation opportunities, with actual payouts varying based on performance results, including the potential for reduced or no payouts when performance objectives are not achieved

This integrated structure is intended to ensure that executives realize higher incentive compensation only when strong financial, strategic, and shareholder outcomes are achieved, and that compensation outcomes are appropriately reduced when performance does not meet established expectations.

Risk Management and Governance Oversight

The Company incorporates robust risk‑management and governance practices into all incentive compensation decisions to support sustainable, risk‑adjusted performance. The CNGC conducts annual reviews with control functions, evaluates MRT assessments, and considers both quantitative results and qualitative factors when determining final incentive outcomes. Key risk‑balancing and governance features include:

•
Clawback and recoupment provisions;
•
Delivery of a substantial portion of incentive compensation in long-term, at-risk equity;
•
Stock ownership guidelines that further align executives with long-term shareholder interests; and
•
Consideration of risk, consumer, regulatory, and cultural performance indicators as part of the performance evaluation process.

These practices provide the Committee with appropriate oversight and discretion to ensure that incentive compensation outcomes reflect sustainable performance, reinforce prudent risk‑taking, and remain aligned with the long‑term interests of shareholders.

Shareholder Engagement and Responsiveness

The CNGC considers shareholder engagement on executive compensation a critical part of its stewardship responsibilities. Ally has established a robust, year-round shareholder engagement program, through which we engage in open dialogue and seek shareholder perspectives on Ally’s executive compensation program to inform our decisions regarding the program and related disclosures. Over the past three years, the CNGC made several enhancements to the compensation program and related disclosures in direct response to shareholder feedback, and the following CD&A continues to provide enhanced disclosures on our scorecard and the CNGC’s process in determining payouts to ensure pay and performance are aligned.

Responsiveness to Prior Year Say-On-Pay Vote

In 2025, we conducted two rounds of engagement, one prior to our May Annual Meeting and again in early fall. Ally conducted broad outreach to investors and the leading proxy advisory firms, meeting with each shareholder and proxy advisor who accepted our requests. Mr. Fennebresque, the CNGC Chair, participated in select engagements. We expanded the scope of our fall engagement program compared to prior years to ensure we understood the perspectives of our investors on our executive compensation program. In the fall of 2025, we reached out to investors representing 74% of shares outstanding and engaged with investors representing 49% of shares outstanding, compared with outreach to investors representing 63% of shares outstanding and engagement with

Ally Financial Inc. • 77

investors representing 35% of shares outstanding in the fall of 2024. The charts below highlight our engagement efforts through fiscal year 2025.

Note: Represents reported holdings as of time of engagement.

In the spring of 2025, engagements focused on topics related to our Annual Meeting. Notably, we discussed with investors the enhanced transparency on our scorecard to determine incentive compensation and clarity on the CNGC’s approach to establishing performance expectations, assessing performance, and informing compensation decisions, while underscoring the importance of continued alignment of pay and performance. We also explained the need for retention, sign-on and make-whole awards to stabilize leadership. While many investors appreciated the thoughtful approach taken by the CNGC, our Say-on-Pay proposal ultimately received 63% support of votes cast.

In the fall of 2025, we expanded our governance-focused outreach following the Say-on-Pay vote to ensure we understood the perspectives of our investors on our executive compensation program. We also discussed broader business strategy, governance, and sustainability matters. In these conversations, investors expressed support for maintaining a thoughtful Performance Scorecard, but some indicated a preference for a simplification of the scorecard and the addition of more structure, including greater clarity on how individual performance impacts compensation decisions. Investors also expressed appreciation for Ally’s continued commitment to enhancing our executive compensation program and disclosures in response to shareholder feedback. Feedback was shared with the Board and taken into consideration in its decision-making for 2026.

78 • 2026 Proxy Statement

The following table illustrates the compensation-related feedback we received during our engagements and our subsequent response and actions. See the Shareholder Engagement section earlier in this Proxy Statement for additional information on our 2025 engagement efforts and responses to shareholder feedback.

Compensation-Focused Topics

Common Discussion Topics / Areas of Feedback	Responses and Actions

Support the use of a Performance Scorecard that allows for informed judgment by the CNGC, given the complexities of operating as a financial services company
•
In line with shareholder expectations, maintained Performance Scorecard structure as it provides flexibility to navigate the dynamics of a fluid macroeconomic environment while incentivizing NEOs to focus on risk management and execution of our long-term strategic priorities

See the 2026 Performance Scorecard section for more details.

Expressed a preference for a simplified scorecard with fewer metrics and additional structure
•
Further streamlined our 2026 Performance Scorecard to reduce the number of financial metrics and business indicators (previously known as ‘The What’) and simplified the prior risk, consumer, and culture indicators (previously known as ‘The How’) into ongoing health indicators
•
Enhancing disclosures to provide the threshold and maximum goals for financial metrics and business indicators within the Performance Scorecard

See the 2026 Performance Scorecard section for more details.

Sought clarity on how individual performance impacts compensation decisions
•
Added structure to provide that scorecard metrics account for 75% of each NEO’s final payout and individual contributions account for 25% of each NEO’s final payout

See the 2026 Performance Scorecard section for more details.

Requested the addition of a return metric to the Performance Scorecard
•
Incorporated Core ROTCE as a financial metric within the scorecard in recognition of the importance of the Company’s ability to generate an attractive return on capital

See the 2026 Performance Scorecard section for more details.

Inquired about the goal-setting process for PSUs
•
Updated the threshold and target components of the 2026 PSU awards to increase alignment between performance and pay and to enhance the rigor of goals in recognition of the ongoing improvements in Ally's financial performance

See the 2026 PSU Awards section for more details.

Inquired about performance peer group
•
Updated the relative TSR benchmark for the 2026 PSU awards from our compensation peer group to the S&P Financials Index to reduce the risk that a small number of peers or M&A activity disproportionately influences outcomes

See the Timeline of Key Actions Regarding our 2025 Say-on-Pay Vote for more details.

Ally Financial Inc. • 79

Performance Scorecard

The CNGC is committed to transparency regarding our Performance Scorecard and has continued to make enhancements to the Performance Scorecard structure and related disclosures considering shareholder input. In response to shareholder feedback following our 2025 Say-on-Pay vote, the CNGC streamlined our 2026 scorecard to reduce the number of metrics from 19 metrics total to 9 metrics total, including reducing the number of financial metrics and business indicators (previously known as ‘The What’) from 9 metrics to 5 metrics, and simplifying the prior 10 risk, consumer, and culture indicators (previously known as ‘The How’) into ongoing health indicators across 4 key themes.

In restructuring the scorecard, the CNGC incorporated Core ROTCE as a financial metric in recognition of the importance of the Company’s ability to generate returns on its equity base that supports core operations. The other remaining 4 financial metrics and business indicators are consistent with select measures included in our 2025 Performance Scorecard.

2025 v. 2026 Performance Scorecard Changes
2025 Performance Scorecard	2026 Performance Scorecard
19 total metrics	9 total metrics
9 financial metrics	5 financial metrics
10 risk, consumer, and culture indicators	ongoing health indicators across 4 key themes

In connection with the changes to the 2026 scorecard metrics, the CNGC will disclose threshold and maximum goals for each financial metric and business indicator, in addition to target goals which had previously been disclosed, to provide additional transparency on its decision-making process. The Committee also added additional structure to provide that scorecard metrics account for 75% of each NEO’s final payout and individual contributions account for 25% of each NEO’s final payout. The new scorecard will be applied in the context of our incentive compensation framework, compensation philosophy, and operating environment.

2026 Performance Scorecard

75% Total Scorecard Payout			+	25% Individual Contribution	=	Performance Payout
80% Weighting	Financial and Business Indicators
	Total Adjusted Revenue Consolidated NCO % Operating Expenses Core ROTCE Common Equity Tier 1	Number of financial and business metrics is reduced from 9 to 5. Scorecard will include values for threshold, target, maximum, and achievement and will be disclosed after the performance cycle.
20% Weighting	Ongoing Health Indicators	Additional metrics that support financial performance and are critical to Ally's long-term success

The timeline below outlines enhancements the CNGC has made to our Performance Scorecard and related disclosures over the past three years with input from shareholders.

80 • 2026 Proxy Statement

Timeline of Performance Scorecard Enhancements

The Board made a number of changes to our Performance Scorecard and related disclosure that build on the enhancements it has made since 2023:

2025

•
Simplified our 2026 Performance Scorecard by reducing the number of metrics and disclosing the threshold and maximum goals for financial metrics and business indicators. Additionally, added structure to provide that company scorecard metrics account for 75% of each NEO's payout and individual contributions account for 25%.
•
Incorporated Core ROTCE as a financial metric within the 2026 Performance Scorecard in recognition of the importance of the Company's ability to generate an attractive return on capital.
•
Updated the threshold and target components of the PSU awards to increase alignment between performance and pay and enhance the rigor of goals in recognition of the ongoing improvements in Ally's financial performance.

2024

•
Disclosed weightings for the financial and strategic components of the five scorecard pillars.
•
Disclosed the goals and objectives and priority performance indicators for each of the five scorecard pillars.
•
Disclosed the Performance Scorecard, including targets and assessment of overall achievement relative to target, for each of the five scorecard pillars.
•
Enhanced disclosure regarding the rigorous process the CNGC undertakes to set performance goals and targets at the beginning of the year and assess performance at the end of the year to determine incentive payouts.
•
Enhanced disclosure of CNGC considerations in determining incentive compensation for each NEO.
•
Disclosed target incentive opportunities for our NEOs.
•
Added disclosure that our overall incentive pool continues to be capped at 200% of funding target.
•
Disclosed NEO target incentive as well as our cap on NEO incentive compensation at 200% of individual target.

2023
• Disclosed our Performance Scorecard for determining incentive compensation, including the five scorecard pillars and achievements considered.

Ally Financial Inc. • 81

Ally’s Executive Compensation Program

Determining Executive Compensation

Consistent with prior years, the CNGC follows a robust process to develop a quantitative and qualitative assessment of both company and individual NEO performance for the fiscal year. The below graphic provides an illustration of this process.

2025 Executive Compensation Process

1: Establish Performance Goals and Incentive Targets

Ally’s executive compensation program is designed to have a strong link between pay and performance, with a substantial emphasis on long-term performance to align with shareholder interests. In designing the program and setting target compensation for our NEOs, the CNGC considers a multitude of factors including individual performance, internal pay equity, input from our compensation consultant on market data and trends with a focus on our peer group and companies with which we compete for talent, roles and responsibilities, and shareholder feedback. The CNGC annually reviews the compensation of all NEOs for market competitiveness and alignment with the individual’s level of experience, expertise, and responsibility.

The CNGC uses a scorecard approach to establish performance expectations, assess performance, and inform compensation decisions to ensure that incentive compensation drives performance in a manner that prioritizes

82 • 2026 Proxy Statement

safety and soundness and appropriately manages risk, which is essential to long-term value creation in highly regulated financial institutions. The 2025 Performance Scorecard consists of five pillars, which include key financial metrics, business indicators, risk management indicators, consumer indicators, and cultural indicators. Each pillar includes established objectives and measures and the pillars are weighted in a way that balances “the what” (inclusive of the financial metrics and business indicators) with “the how” (inclusive of the risk management, consumer, and cultural indicators). The CNGC believes this holistic approach to determine total incentive compensation is appropriate for Ally as it provides flexibility to navigate the dynamics of a fluid macroeconomic environment while incentivizing NEOs to focus on risk management and execution of our long-term strategic priorities. The CNGC annually evaluates the use of a scorecard, the pillars, and associated objectives and measures.

At the beginning of each year, the Performance Scorecard is created to align with and support the business plan approved by the Board. The CNGC establishes quantitative and qualitative objectives and measures across each of the five scorecard pillars. The CNGC reviews enterprise performance against the Performance Scorecard at regularly scheduled CNGC meetings throughout each year and following the end of each year. The final scorecard review informs determination of the incentive compensation pool, which is capped at 200% of the funding target. The CNGC then reviews each NEO’s individual performance against the pre-established goals together with the NEO’s self-assessment, a leader assessment, and input from control functions to determine the executive’s total incentive compensation for the year, subject to a cap of 200% of the NEO’s target incentive. Through this approach, we believe that incentive compensation for each NEO appropriately reflects their contribution to the Company’s performance and their management of risk.

200% Cap on Compensation Pool Funding Target	200% Cap on NEO's Target Incentive

Elements of Compensation

Ally’s executive compensation program consists of a fixed base salary and at-risk incentive compensation designed to incentivize performance by aligning compensation to the achievement of performance metrics and strategic objectives outlined in the scorecard. Once approved, each NEO’s total incentive compensation is allocated across annual cash incentive, PSUs, and RSUs, according to a formulaic mix that is significantly weighted towards long-term compensation. In 2025, the CEO’s incentive was allocated 30% annual cash incentive and 70% long-term incentive award, comprised 60% of PSUs and 40% of RSUs. For all other NEOs, the incentive was allocated 40% annual cash incentive and 60% long-term incentive award, comprised 50% of PSUs and 50% of RSUs. These awards are made within two months following the end of a performance year.

Ally Financial Inc. • 83

To further incentivize long-term performance, the PSUs are subject to the achievement of additional long-term performance goals. The grant date fair value of PSUs is set as an allocation of the total incentive, which is determined by annual performance relative to the scorecard. The ultimate value received from the portion of the incentive that is allocated to PSUs is based on the level of attainment of the performance goals over an additional three-year performance period. For PSUs and RSUs, a cash amount equivalent to any dividends declared over the vesting period is accumulated and paid at or after the time of settlement. A graphical overview of the compensation elements and scorecard approach is provided below.

Element and Performance Link

Base Salary • Market-competitive reflecting the skills, experience, and contributions of our leaders

Scorecard Approach to Incentive Compensation

The 2025 Performance Scorecard consists of five pillars (financial, business, risk management, consumer, and cultural) which each support a key business objective.

The pillars are weighted to prioritize “the what"— achievement of key financial metrics and business objectives—while balancing "the how," including managing our risk profile and commitments to our customers and employees which is the core of Ally's "Do it Right" strategy.

•
60% weighted on "the what":

- Key Financial Metrics

- Business Indicators

•
40% weighted on "the how":

- Risk Indicators

- Consumer Indicators

- Cultural Indicators

Annual Cash Incentive • Cash awards • Performance Link: Awarded based on scorecard results

Performance Stock Units (PSUs)

• Equity-based awards cliff vest following a three-year performance period and are settled in cash; payout determined by three-year ROTCE and TSR

• Short-Term Performance Link: Awarded based on scorecard results

• Long-Term Performance Link: Earned subject to attainment of performance goals and the value of Ally’s common stock

- Requires attainment of PSU metrics even after the award has been allocated based on the incentive compensation allocation

Restricted Stock Units (RSUs)

• Equity awards with three-year annual vesting, settled in shares of our common stock

• Short-Term Performance Link: Awarded based on scorecard results

• Long-Term Performance Link: Tied to the value of Ally's common stock

2: Evaluation of Performance Throughout the Year

2025 Performance Scorecard

At the beginning of the year, the CNGC established the 2025 Performance Scorecard based on the business plan approved by the Board, which reflected forecasted execution of the "Focused. Forward." strategy. Target ranges for key financial metrics aligned with investor guidance announced in January 2025 and were established to reflect execution of the new strategy, which is focused on originating accretive assets in our core franchises and positioning us for margin expansion in a variety of interest rate scenarios while remaining disciplined in expenses.

84 • 2026 Proxy Statement

Targets for the four other pillars were determined based on a combination of market analysis, competitive benchmarking, and stakeholder expectations.

2025 Evaluation of Company Performance and Incentive Pool Determination

The CNGC determined that Ally’s overall 2025 performance was “above target,” and accordingly funded the Company’s incentive pool above the target level. This decision reflects the 2025 financial results and compounding benefit driven by the new "Focused. Forward." strategy. All financial metrics in the 2025 Performance Scorecard met or exceeded the high end of their target ranges. The CNGC determined an overall key financial metric pillar rating of "above target," supported by 62% year-over-year growth in adjusted earnings per share(a) and a Core ROTCE of 10.4%(a), which marked significant progress towards Ally’s mid-teens return target. These achievements were delivered despite a dynamic environment of changing tariff policies, ongoing interest rate volatility, and a softening labor market.

Determinations by the CNGC with respect to Scorecard Pillars The CNGC determined all five of the 2025 Performance Scorecard pillars to be "above target."

In addition to the financial metrics pillar, the CNGC determined the four remaining pillars within the Performance Scorecard also performed "above target" with nearly all underlying metrics surpassing the goals set at the beginning of the year. All five Scorecard pillars were thus rated “above target” for 2025, leading the CNGC to conclude that the overall 2025 Performance Scorecard achieved "above target" performance. This comprehensive outperformance across the Performance Scorecard drove the decision to fund the overall company incentive pool above target.

In making this determination, the CNGC considered how management’s deliberate strategic actions in 2025 served to strengthen Ally’s foundation for future growth and resilience. Beyond achieving the financial targets established at the start of the year, management undertook several key initiatives that resulted in a stronger company, better positioned for earnings growth and resilience in the years ahead, including:

•
Divested the Ally Credit Card business, streamlining the Company’s focus on core operations and generating additional capital.
•
Repositioned the securities portfolio to enhance earnings stability and better manage interest rate risk.
•
Executed strategic credit risk transfers, generating Common Equity Tier 1 capital while reducing overall credit exposure.
•
Maintained disciplined expense management, controlling operating costs to improve efficiency ratio and support higher profitability.

These actions bolstered Ally’s earnings and capital levels while reducing interest rate and credit risk, resulting in a stronger and more resilient company going forward.

Importantly, Ally achieved these results while also growing its core loan portfolios. Both the Retail Auto and Corporate Finance expanded more than 5% year over year, reflecting strong momentum in the Company’s core lending franchises. This robust performance enabled Ally to meet the full-year financial guidance set in January 2025 and culminated in the authorization of a $2B share repurchase program, supported by the Company’s strengthened earnings and capital position.

The CNGC further noted that 2025 performance translated into exceptional returns for shareholders. In 2025, Ally delivered approximately a 30% total shareholder return (TSR), double the S&P Financial Index TSR of 15% for the same year. Over the three-year period ending in 2025, Ally’s TSR was 106%, significantly outperforming the S&P Financial Index TSR of 68%. This superior TSR performance underscores the positive impact of the “Focused. Forward.” Strategy on shareholder value.

Overall, 2025 was a pivotal year for Ally - an inflection point where the new "Focused. Forward." strategy began to yield markedly improved financial results and enhanced shareholder value.(b) The 2025 Performance Scorecard and performance outcomes are shown below, followed by context for performance within each of the pillars that was considered by the CNGC in assessing overall achievement.

(a)This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

(b) See the Proxy Summary for additional detail on our businesses, the "Focused. Forward." strategy and our strategic objectives.

Ally Financial Inc. • 85

2025 Performance Scorecard
	Objective & Measures	2024 Actual	2025 Actual	2025 Target	Status	Overall Achievement	Weighting
	Improve financial results & shareholder returns						Combined 60% (The What)
Key Financial Metrics	Total Adjusted Revenue ($B)(a)	$8.2	$8.5	$8.3 - $8.7		Above Target
	Consolidated Net Charge-off %	1.48%	1.28%	1.35% - 1.50%
	Operating Expenses ($B)	$5.0	$5.0	$5.0 - $5.1
	Core Pre-tax Income ($B)	$1.0	$1.6	$1.2 - $1.6
	Continue to grow and diversify by scaling up existing business and launching more solutions that our customers want
Business Indicators	Auto Applications (MM)	14.6	15.5	14.5		Above Target
	Consumer Auto Originations ($B)	$39.2	$43.7	$40.0
	Insurance Written Premium Volume ($B)	$1.5	$1.5	$1.5
	Total Deposits Primary Customers (MM)	3.3	3.5	3.5
	CF HFI Outstandings ($B)	$9.6	$12.9	$11
	Remain prudent in accepting risks and continue to invest in resources that proactively identify, assess and manage them						Combined 40% (The How)
Risk Indicators	Technology & Cyber Risk Management Index	1	1	Index 1-3		Above Target
	Total Available Liquidity ($B)	$68.5	$66.1	$60.0
	Common Equity Tier 1	9.8%	10.2%	9.5%
	Drive purpose and differentiate Ally as a relentless ally for financial well-being for consumer and commercial customers
Consumer Indicators	Brand Awareness	51%	54%	≥ 50%		Above Target
	Customer Satisfaction	90%	88%	≥ 85%
	Reputation Score	68.1	68.8	≥ 63-69
	Deposit Retention	97%	97%	≥ 95%
	Ensure our culture remains aligned with relentless focus on customers, communities, employees, and shareholders
Cultural Indicators	Voluntary Attrition	8%	8%	12%		Above Target
	Employee Sense of Inclusion/Belonging	90th	90th	75th
	Employee Engagement	90th	90th	75th

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations

Above Target	Target Achieved	Below Target

86 • 2026 Proxy Statement

2025 Performance Relative to Scorecard

The below provides additional detail on performance across each of the five Performance Scorecard pillars. Additional detail on individual performance for each NEO is provided in the 2025 Individual Performance and Compensation Decision section.

Key Financial Metrics
•
Achieved total adjusted revenue in line with initial expectations, and up 3% year over year despite the sale of Ally Credit Card, tariff headwinds, a softening labor market and ongoing interest rate volatility.
•
Consolidated net charge-offs were favorable to the range, as retail auto delinquencies continued to normalize and net charge-off rates improved due to underwriting actions and servicing enhancements implemented over the past two years. Additionally, 2025 results included zero net charge-offs across Ally’s commercial lending portfolios for the second consecutive year.
•
Operating expenses were at the lower end of the target range and flat to the prior year while continuing to make critical discretionary investments, as leadership demonstrated ongoing expense discipline and delivered on expense guidance despite persistent inflation.
•
Core Pre-Tax Income of $1.63B(a) exceeded the target range and was up 55% year over year.

Conclusion: The CNGC determined an overall key financial metric pillar rating of "above target" based on execution of Ally's strategic priorities, which resulted in improved financial results including a 62% YoY increase in adjusted earnings per share(a) relative to an average increase of 15% across the compensation peer group. Improved financial performance and confidence in our long-term outlook were contributing factors to resuming share repurchases in December and created credible momentum for delivering on the path to mid-teens returns.

Business Indicators
•
Record applications of 15.5 million exceeded the target of 14.5 million and were up 6% YoY despite new light vehicle sales only increasing 2%. The record application flow enabled Ally to navigate intense competition throughout the year to drive strong origination volume, up 11% YoY, while remaining selective on what is originated on the balance sheet and focused on risk-adjusted returns.
•
The Insurance business continued its strong growth, reflecting above target written premium volume, the highest since Ally’s IPO, which continues to strengthen and deepen dealer relationships while providing accretive noninterest income less correlated with Ally’s consumer and commercial loan portfolios.
•
Deposits primary customers grew 5% year over year, reaching 3.5 million, which was in line with target despite intense competition for deposits across traditional banks, direct banks, and fintechs.
•
Corporate Finance delivered another strong year including another year of no new non-performing loans and no net charge-offs. End of period held-for-investment loans were above target, reflecting management's focus on prudently growing the business.

Conclusion: The CNGC determined an overall business indicators pillar rating of "above target" based on performance relative to targets and taking into consideration the strength of operational trends which resulted in strong financial performance in 2025 and positioned Ally for continued expansion going forward.

Risk Indicators
•
Technology and cyber risk management index was above target.
•
Ended 2025 with $66.1 billion total available liquidity, well above the target and representing 5.6 times uninsured deposit balances reflecting our strong liquidity position.
•
Common equity tier 1 ended the year at 10.2%, up 40bps YoY, which is above our internal target of 9.0% and stress capital buffer minimum of 7.1%.

Conclusion: The CNGC determined an overall risk indicators pillar rating of “above target” because all indicators exceeded the targets established at the beginning of the year as Ally's focused strategy has strengthened the Company's foundation and driven tangible improvement in financial results, all within the Company's risk appetite.

Consumer Indicators
•
Ally's unmatched brand and leading culture continued to provide distinct advantages in the markets. Retained a high level of brand awareness, exceeding target levels set to ensure there is a sufficient pool of customers to convert.
•
Customer satisfaction and deposit customer retention rates continued to exceed the target ranges, consistent with prior years. A robust value proposition built over years has enabled Ally to reduce the cost of deposits while maintaining consistent retention rates and solid customer growth.
•
Reputation score increased and remained within the target range ensuring consistency with industry standards while brand sentiment nearly tripled the industry average.

Conclusion: The CNGC determined an overall consumer indicators pillars rating of "above target" because nearly all indicators exceeded the targets established at the beginning of the year, with reputation score near the high end of the target range.

Ally Financial Inc. • 87

Cultural Indicators
•
Maintained position as an employer of choice with a strong culture as reflected in low attrition, favorable to the target level despite an intentional decision to simplify the business and focus on core franchises, which resulted in the exit of certain business and reductions in headcount.
•
Employee engagement and belonging scores remained above the financial services benchmarks and above targets, reflected in employee engagement in the top 10% of the global benchmark. Additionally, 90% of teammates indicated Ally is a great place to work in a leading third-party Best Places to Work survey, 33 points above the industry average.

Conclusion: The CNGC determined an overall cultural indicators pillar rating of "above target" because all indicators exceeded the targets established at the beginning of the year.

(a)This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

3: Compensation Decisions

Base Salary

The table below provides an overview of NEO base salaries. The CNGC did not make any changes to 2025 or 2026 base salaries.

NEO	Role	Annual Cash Base Salary 2024 ($)	Annual Cash Base Salary 2025 ($)	Change YoY (%)	Annual Cash Base Salary 2026 ($)	Change YoY (%)

Michael G. Rhodes	Chief Executive Officer	1,000,000	1,000,000	—	1,000,000	—
Russell E. Hutchinson	Chief Financial Officer	750,000	750,000	—	750,000	—
William C. Hall Jr.	President, Corporate Finance	650,000	650,000	—	650,000	—
Stephanie N. Richard	Chief Risk Officer	650,000	650,000	—	650,000	—
Douglas R. Timmerman	President, Dealer Financial Services	750,000	750,000	—	750,000	—

2025 Incentive Awards

For 2025, the CNGC applied the decision-making framework detailed above to determine incentive compensation outcomes that appropriately reflected both company performance and shareholder experience. Based on strong performance against the scorecard and outcomes that advanced long-term shareholder value, the CNGC approved incentive compensation payouts above target for all NEOs. This determination reflects the disciplined execution against key financial, strategic, and operational objectives, consistent with the Company’s pay-for-performance philosophy.

In evaluating incentive outcomes, the CNGC conducted a comprehensive assessment of both company and individual performance, incorporating quantitative results as well as qualitative considerations, including leadership effectiveness, execution against strategic priorities, and prudent risk management. The CNGC’s deliberations were informed by a holistic review of performance outcomes and long-term shareholder value creation. Additional detail regarding the specific factors considered for each NEO is provided in the 2025 Individual Performance and Compensation Decision section.

The following table presents detailed information regarding 2025 total incentive compensation, which is allocated to annual cash incentive, RSUs, and PSUs pursuant to a formulaic mix, as described above under Elements of Compensation This mix is designed to balance near-term performance with long-term value creation, reinforce accountability for results, and further align executive incentives with the interests of shareholders.

88 • 2026 Proxy Statement

NEO	2025 Target Incentive Compensation ($)	2025 Actual Incentive Compensation ($)	2025 % of Target	2026 Target Incentive Compensation ($)

Michael G. Rhodes	12,500,000	15,000,000	120%	14,500,000
Russell E. Hutchinson	4,500,000	5,400,000	120%	4,500,000
William C. Hall Jr.	3,150,000	3,875,000	123%	3,150,000
Stephanie N. Richard	2,150,000	2,675,000	124%	2,350,000
Douglas R. Timmerman	4,550,000	5,800,000	127%	4,550,000

As part of its annual incentive target-setting process, the CNGC also reviewed competitive market data, peer compensation practices, and the scope, complexity, and impact of each executive’s role. This assessment included consideration of individual experience, sustained performance, and evolving responsibilities. Based on this analysis, and with the support of the CNGC’s independent compensation consultant, the CNGC increased the 2026 incentive targets for Mr. Rhodes and Ms. Richard to maintain appropriate market alignment and reflect the importance of their roles in driving the Company’s performance and strategic execution.

2026 PSU Awards

The PSUs granted to our NEOs in 2026 were awarded based on incentive allocation for 2025 performance. The 2026 PSUs vest following a three-year performance period based on achievement of Core ROTCE and a relative TSR performance modifier. The CNGC believes that these two metrics align executive compensation with the Company’s operating performance, risk appetite, and long-term shareholder returns, while providing for a potential payout adjustment based on the Company’s TSR performance against its peers. The CNGC establishes threshold, target, and maximum goals, along with TSR performance modifier thresholds, that appropriately challenge management and align with shareholder priorities.

For the 2026 PSUs, the CNGC increased the target return necessary to receive a 100% payout. Management will need to deliver a three-year average Core ROTCE of 12% compared to a range of 9% - 12% in prior awards. This singular target is approximately 200 basis points higher than Ally’s 2025 return highlighting the expectation for continued earnings expansion. Replacing the previous range with a singular value enhances the rigor of the target for management and therefore the incentive to deliver a compelling three-year trajectory. Additionally, the threshold to receive a 50% payout was increased to a three-year average Core ROTCE of 7.0% (from 6.0% in the 2025 PSUs). The following table provides additional information considered by the CNGC in selecting each performance metric.

The Committee also changed the relative TSR modifier for the 2026 awards. Ally's TSR will be benchmarked against the S&P 500 Financials Index for the three-year performance period. Comparing to a broader index instead of our compensation peer group reduces the risk that a small number of peers or M&A activity disproportionately influences outcomes.

The following table provides additional information considered by the CNGC in selecting each performance metric.

PSU Metric	Weight	Reason for Inclusion

Core ROTCE (a)	100%

A performance metric widely used in the banking industry that incentivizes management to effectively allocate capital and produce an appropriate return on shareholder’s equity. Core ROTCE, and the incorporated adjustments, provides a clear view of the underlying operational performance of the Company by excluding non-recurring or unique items which may impact the P&L but don’t convey the ongoing financial results of the Company. The metric aligns with what is provided to investors during quarterly earnings releases and highlighted across earnings documents.

Relative TSR	Modifier	Intended to align the interests of management with shareholders by incentivizing performance that results in shareholder returns that are favorable to comparable companies.

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Ally Financial Inc. • 89

2026 PSU Awards: Performance Period 1/1/2026 - 12/31/2028

Under the Incentive Compensation Plan, which governs our PSUs, the CNGC may exclude from Core ROTCE the impact of designated items so the performance reflects the underlying operational execution of management and payout levels are not artificially inflated or impaired by factors not reflective of ongoing operation of the business. Refer to Appendix A of this Proxy Statement for details on additional designated items.

2025 Individual Performance and Compensation Decisions

The compensation decision tables that follow are meant to provide insight into the individual contributions each NEO made to the scorecard objectives which the CNGC considered in determining incentive compensation. The tables are not meant to be substitutes for the Summary Compensation Table set forth later in this Proxy Statement but are provided to show the individual contributions of each NEO to the scorecard objectives and the individual compensation approved by the CNGC for the NEOs’ performance for 2025.

The values and other information in these tables differ from those shown in the Summary Compensation Table due to SEC rules requiring that equity-based awards be reported based on the year of grant rather than the service year to which they relate. Accordingly, the PSUs and RSUs reflected in the following tables will be reported in next year’s Summary Compensation Table, as they were effective or granted in 2026. The value of PSUs assume that the related performance goals are achieved at target levels. For further information on all long-term incentive awards, refer to Ally’s Executive Compensation Program—Elements of Compensation earlier in this CD&A.

MICHAEL G. RHODES, Chief Executive Officer

Highlights of performance and assessment of pay rationale.

•
Led the executive team’s execution of our strategic plan, guided by a clear focus on generating meaningful value for our shareholders and resulting in one-year TSR of approximately 30%
•
Streamlined executive structure and accelerated leadership development to drive growth and operational excellence
•
Achieved strong performance across core franchises by driving meaningful business contributions amid a challenging external environment
•
Enhanced risk posture, readiness, and organizational resilience

90 • 2026 Proxy Statement

The following table describes key highlights of achievements across the 2025 Performance Scorecard’s key pillars:

Company-wide performance

•
Delivered solid 2025 business performance in a challenging environment across our leading auto, insurance, corporate finance and digital bank platforms:
•
Adjusted EPS of $3.81(a)
•
Core ROTCE of 10.4%(a)
•
Consolidated Net Charge-offs of 1.28%
•
Operating Expenses of $5.0 billion
•
Core Pre-Tax Income of $1.6 billion(a)
•
CET1 Capital Ratio of 10.2%

Individual performance

•
Developed and launched Ally's new "Focused. Forward." strategy which strengthened Ally's foundation and:
•
Supported achievement of nearly all investor guidance - with favorable revisions provided with 2Q and 3Q earnings
•
Authorized a $2B share repurchase program
•
Drove 1-year TSR of approximately 30% vs S&P Financials Index of 15%
•
Strengthened our competitive position through disciplined execution of our strategic plan, measured by:
•
Auto Applications 15.5MM
•
Consumer Auto Originations $44B
•
Insurance Written Premium Volume $1.5B
•
Total Deposits Primary Customers 3.5MM
•
CF HFI Outstandings $13B
•
Led the executive team to:
•
Deliver value for shareholders, including continuing to pay four quarterly common dividends totaling $1.20 per share, consistent with the fiscal year 2024
•
Second consecutive year with flat operating expenses despite 1-in-200-year weather event in Q1 impacting insurance losses
•
Zero losses in commercial portfolios for the second consecutive year despite multiple headline events across the industry

•
Remained prudent in accepting risks and overhauled Ally’s risk appetite framework to ensure consistency with industry practices and to ensure the right risks are escalated to the appropriate governing bodies, improving the value of the risk appetite measures to be more outcome, action orientated
•
Total Available Liquidity $66 billion
•
Retail Auto NCOs declined below 2.0% while Ally also delivered a second consecutive year of no charge offs across commercial loan portfolios
•
Strengthened the balance sheet:
•
Reduced Ally's exposure to interest rate risk
•
Improved capital levels with fully phased in CET1
•
Established an enterprise model to enable and transform data governance
•
Enhanced GenAI risk management with new controls, mandatory training, active prompt monitoring, and automated control reviews embedded in the enterprise risk portal

•
Maintained the scale of our Dealer Financial Services business by supporting 20,000+ dealer relationships with strong engagement
•
Decisioned a record 15.5 million consumer auto applications which enabled $44 billion of consumer auto originations
•
Grew total primary deposit customers to 3.5 million (5% year-over-year growth), marking 17 years of consecutive growth
•
Provided best-in-class customer experiences, as evidenced by an 88% bank customer satisfaction rate and leading deposit customer retention rates of 97%
•
Advanced 50/50 pledge to reach equal spending in paid media across women’s and men’s sports, reaching 49% spending in women’s sports in 2025
•
Expanded partnership with the WNBA to become a WNBA Changemaker and the official banking partner of the league, extending Ally’s reach to more fans and deepening our commitment to women’s sports
•
Brand Awareness stayed strong at 54% and reputation score increased to 68.8
•
Invested in technology initiatives to deliver transformative impacts including improvements to loan collection effectiveness and digital communication enhancements

Ally Financial Inc. • 91

•
Advanced our culture by placing in the top 10% of global workplaces for employee engagement for the 5th consecutive year, as measured by a third-party provider
•
Surpassed Top 10% culture benchmark globally in first culture assessment, as measured by a third-party provider
•
Named a Fortune 100 Best Companies to Work For (No. 56, up 10 spots year over year) in addition to other significant national recognition
•
Maintained a strong high-performer retention rate of 92% and better-than-benchmark annualized voluntary attrition of 8%
•
Championed and participated in executive development process aimed at strengthening our leadership pipeline
•
Nurtured an environment of inclusiveness & belonging as evidenced by a belonging score of 82 – exceeding the Global Top 10% benchmark & industry benchmarks as measured by a third party provider
•
Reinforced commitment to employee engagement and operational excellence through direct visits with front-line teams to better understand the employee and customer experience
•
Announced #OwnIt2026 grants for the 7th straight year, and Discretionary 401k contribution for the 16th straight year
•
Supported our communities through 60,000+ employee volunteer hours and $2.4 million to match employee hours and donations given to local nonprofit organizations
•
Provided financial support of $18.5M in grants, sponsorships, and charitable payments to communities we live, work & serve

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

92 • 2026 Proxy Statement

RUSSELL E. HUTCHINSON, Chief Financial Officer

Highlights of performance and assessment of pay rationale.

•
Supported launch of "Focused. Forward." strategy by leading strategic planning as well as exits of non-core businesses
•
Strategic balance sheet management and financial planning in a challenging market environment
•
Strong expense and capital management discipline driving long-term value for shareholders
•
Enhanced Investor Relations function through improved disclosures and increased outreach

The following table describes key highlights of achievements across the 2025 Performance Scorecard’s key pillars:

Company-wide performance

•
Delivered solid 2025 business performance in a challenging environment across our leading auto, insurance, corporate finance and digital bank platforms
•
Adjusted EPS of $3.81(a)
•
Core ROTCE of 10.4%(a)
•
Consolidated Net Charge-offs of 1.28%
•
Operating Expenses of $5.0 billion
•
Core Pre-Tax Income of $1.6 billion(a)
•
CET1 Capital Ratio of 10.2%

Individual performance

•
Strengthened balance sheet by increasing capital levels while supporting disciplined growth of core franchises
•
Mitigated exposure to interest rate risk
•
Managed enterprise-wide expenses, achieving a second consecutive year of lower controllable expenses and flat total expenses despite 1-in-200-year weather event in Q1
•
Led critical initiatives aligned with the strategic plan, including divestiture of non-core businesses, realignment of reporting segments, and enterprise-wide transformation efforts
•
Provided accurate, timely and transparent disclosures and engagement with the investment community

•
Exceeded risk indicator targets including:
•
Total Available Liquidity $66B
•
Common Equity Tier 1 10.2%
•
Delivered disciplined capital management, effective risk management and mitigation of Ally’s interest rate risk
•
Maintained strong financial controls including consistent methodology, centralized planning, testing, and monitoring
•
Supported all critical cyber initiatives to ensure continuous vigilance and technological and operational resiliency

•
Spearheaded efforts to modernize and streamline the financial technology operating system and team, generating cost efficiencies that enabled reinvestment into core franchise growth
•
Maintained investment grade ratings across all major rating agencies
•
Executed actions to generate excess capital and/or redeploy capital to better serve dealer and consumer customers, including the sale of Ally Credit Card

•
Maintained Ally’s position, internally and externally, as an employer of choice with a very strong culture as reflected in organizational health metrics, including the following for our Finance, Treasury, Accounting and Supply Chain Teams:
•
Engagement score in top 10% of Global benchmark
•
Belonging score above Financial Services benchmark
•
High performer retention rate of 90%
•
Annualized voluntary attrition of 9%
•
Focused leadership development efforts increased internal mobility and boosted the number of roles filled by internal candidates, reinforcing a strong pipeline of future-ready talent
•
Accelerated development of next level leadership to ensure a strong pipeline of successors for critical roles
•
Led strong community engagement with roughly 2,800+ community volunteer hours recorded across the Finance, Treasury, Accounting and Supply Chain employee base

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Ally Financial Inc. • 93

94 • 2026 Proxy Statement

WILLIAM C. HALL JR., President, Corporate Finance

Highlights of performance and assessment of pay rationale.

•
Oversaw double digit growth in Corporate Finance in a highly competitive market while maintaining strong returns on equity
•
Maintained strong credit quality and operating efficiency
•
Broadened the product suite with several new initiatives including the launch of the Energy and Infrastructure lending vertical
•
Led successful divestiture of Ally's credit card and mortgage business

The following table describes key highlights of achievements across the 2025 Performance Scorecard’s key pillars:

Company-wide performance

•
Delivered solid 2025 business performance in a challenging environment across our leading auto, insurance, corporate finance and digital bank platforms
•
Adjusted EPS of $3.81(a)
•
Core ROTCE of 10.4%(a)
•
Consolidated Net Charge-offs of 1.28%
•
Operating Expenses of $5.0 billion
•
Core Pre-Tax Income of $1.6 billion(a)
•
CET1 Capital Ratio of 10.2%

Individual performance

•
Corporate Finance met or exceeded all its financial targets, including generating $365 million in pre-tax income with a 28% return on equity, year-over-year asset growth of 35% and non-accrual and criticized loan levels near historical lows
•
Continued CF’s compelling growth trajectory, with assets doubling over the last five years with an average compound annual growth rate (CAGR) of over 16%
•
Positioned the business for continued profitable growth coupled with strong risk discipline as a critical element of our "Focused. Forward." strategy. Added four products to Corporate Finance’s portfolio including the successful launch of an Energy and Infrastructure lending vertical
•
Led the divestiture of the credit card and mortgage businesses, with results exceeding expectations while minimizing employee displacement and ensuring smooth transitions

•
Continued to successfully navigate emerging risks in a highly competitive market as evidenced by historically low level of criticized/non-accrual assets
•
Operated within defined risk thresholds and in alignment with regulatory expectations
•
Focused on technological resiliency, including the use of AI to streamline workflows and reduce human error risk

•
Managed expenses while scaling the size of the business with operating efficiency of ~26%
•
Continued to expand the client roster and depth of our existing relationships in our Private Credit Finance, Sponsor Finance and Specialty Finance (Commercial Real Estate, Technology and Energy & Infrastructure) lending verticals, helping enable Corporate Finance to serve as Agent/co-Agent in virtually all of our transactions, a key driver of fee income and overall profitability
•
Portfolio quality is strong, with favorable specific provision reserves and a nominal problem loan portfolio

•
Maintained Ally’s position, internally and externally, as an employer of choice with a very strong culture as reflected in organizational health metrics, including the following for our Corporate Finance Team:
•
Engagement score in top 10% of Global benchmark
•
Belonging score above Financial Services benchmark
•
High performer retention rate of 100%
•
Annualized Voluntary attrition of 8%
•
Focused leadership development efforts increased internal mobility and boosted the number of roles filled by internal candidates, reinforcing a strong pipeline of future-ready talent
•
Accelerated development of next level leadership to ensure successors for critical roles
•
Led strong community engagement with roughly 750+ community volunteer hours recorded across the Corporate Finance employee base

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Ally Financial Inc. • 95

96 • 2026 Proxy Statement

STEPHANIE N. RICHARD, Chief Risk Officer

Highlights of performance and assessment of pay rationale.

•
Established a refreshed vision and strategic plan for the Risk function, reinforcing its role as a strategic enabler focused on outcomes, talent development, and continuous improvement.
•
Improved partnerships between risk teams and first line functions, particularly in areas like AI, data governance, and operational resiliency.

The following table describes key highlights of achievements across the 2025 Performance Scorecard’s key pillars:

Note that due to the nature of Ms. Richard’s current risk and previous audit roles, her individual performance is not evaluated on the Consumer Indicators pillar.

Company-wide performance

•
Delivered solid 2025 business performance in a challenging environment across our leading auto, insurance, corporate finance and digital bank platforms.
•
Adjusted EPS of $3.81(a)
•
Core ROTCE of 10.4%(a)
•
Consolidated Net Charge-offs of 1.28%
•
Operating Expenses of $5.0 billion
•
Core Pre-Tax Income of $1.6 billion(a)
•
CET1 Capital Ratio of 10.2%

Individual performance

•
Improved overall infrastructure and routines of the risk function to be more systematic, centralized and consistent through a centralized reporting repository, standards and increased accountability for effective challenge
•
Advanced the use of AI for risk management, driving efficiencies and improved insights while ensuring prudent governance
•
Increased second line oversight and routines for credit risk management, corporate forecasting and technology risk through external benchmarking, governance routines and challenger models

•
Remained prudent in understanding and accepting risks and redesigned Ally’s risk appetite framework to ensure consistency with industry practices and to ensure the right risks are escalated to the appropriate governing bodies, improving the value of the risk appetite measures to be more outcome, action orientated
•
Enhanced second line challenge for credit and technology risk, leveraging independent models, data analytics, and governance routines—leading to stronger decision-making and better root cause analysis
•
Maintained strong regulatory relationships and proactively leveraged data to share key insights with regulators
•
Advanced AI governance and model validation framework to ensure prudent management of AI related risks, while also supporting expanded use of AI across the organization

•
Maintained Ally’s position, internally and externally, as an employer of choice with a very strong culture as reflected in organizational health metrics, including the following for our Risk Organization:
•
Engagement score in top 10% of Global benchmark
•
Belonging score above Financial Services benchmark
•
High performer retention rate of 88%
•
Focused leadership development efforts increased internal mobility and boosted the number of roles filled by internal candidates, reinforcing a strong pipeline of future-ready talent
•
Accelerated development of next-generation leaders to ensure a strong pipeline of successors for critical roles
•
Increased level of Chief Risk Officer engagement with teammates across the Risk function through small group meetings, soliciting feedback, and regular, transparent communications
•
Implemented a shared service model that optimizes resources and positions the function for more proactive risk management and consistency of practices
•
Led strong community engagement with roughly 2,050+ community volunteer hours recorded across Risk employee base, with an employee participation rate of 95%

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Ally Financial Inc. • 97

98 • 2026 Proxy Statement

DOUGLAS R. TIMMERMAN, President, Dealer Financial Services

Highlights of performance and assessment of pay rationale.

•
Provided visionary leadership across Dealer Financial Services, strengthening our well-established relationships with dealerships
•
Delivered operational improvements projected to generate incremental fee revenue and enhance collections efficiency, with measurable savings in net charge-offs and operating expenses
•
Operated with intense focus on core fundamentals – driving record consumer applications, delivering strong credit performance and disciplined expense management

The following table describes key highlights of achievements across the 2025 Performance Scorecard’s key pillars:

Company-wide performance

•
Delivered solid 2025 business performance in a challenging environment across our leading auto, insurance, corporate finance and digital bank platforms.
•
Adjusted EPS of $3.81(a)
•
Core ROTCE of 10.4%(a)
•
Consolidated Net Charge-offs of 1.28%
•
Operating Expenses of $5.0 billion
•
Core Pre-Tax Income of $1.6 billion(a)
•
CET1 Capital Ratio of 10.2%

Individual performance

•
Maintained Top 2 position in Dealer Satisfaction from J.D. Power
•
Delivered strong growth and momentum for the Dealer Financial Services business
•
All-time record high of 15.5 million consumer auto application volume, driving $44 billion of originations, an increase of 11% year over year
•
Retail auto originated yield of 9.7%, with more than 40% of volume within highest credit quality tier
•
Second consecutive year with zero charge-offs across $23B commercial auto portfolio
•
Drove Insurance written premiums of $1.5 billion, an increase of 2% year over year, and the highest since IPO
•
Achieved record growth in dealer adoption of Ally Insurance products, reaching the highest level since IPO
•
Leveraged SmartAuction technology to launch new white-label partnerships, expanding platform reach and dealer value
•
Improved collections strategy using advanced risk sloping models and optimizing agent channel, driving NCO and OPEX benefits

•
Maintained disciplined dealer oversight, with no commercial losses in 2025
•
Enhanced fraud controls across application flows to proactively manage risk
•
Operated within defined risk thresholds and in alignment with regulatory expectations
•
Retail Auto net charge-offs declined 19 bps to 1.97%
•
Second consecutive year with zero net charge-offs across commercial portfolio
•
Mitigated Insurance loss volatility through the purchase of strategic reinsurance

•
Drove continued integration of Auto Finance and Insurance to deepen dealer engagement and broaden market reach across the automotive landscape
•
Sustained strong engagement across a 20,000+ dealer network, with application activity outpacing industry sales growth—enabling strong pricing and disciplined underwriting
•
Delivered over $140M in net charge-off reductions through targeted digital engagement and expanded use of consumer assistance tools
•
Introduced AI-powered solutions within Insurance to streamline call operations, boosting efficiency and achieving a 90% customer satisfaction rating
•
Led a strategic reengineering of credit administration operations to streamline processes, improve efficiency, and elevate the dealer experience
•
Achieved record-high consumer application volume while optimizing portfolio quality through targeted segment management and automation, driving auto-approval rates above 70%

Ally Financial Inc. • 99

•
Maintained Ally’s position, internally and externally, as an employer of choice with a very strong culture as reflected in organizational health metrics, including the following for our Dealer Financial Services Team:
•
Engagement score in top 10% of Global benchmark
•
Belonging score above Financial Services benchmark
•
High performer retention rate of 97%
•
Annualized voluntary attrition of 7%
•
Focused leadership development efforts increased internal mobility and boosted the number of roles filled by internal candidates, reinforcing a strong pipeline of future-ready talent
•
Accelerated development of next-generation leaders to ensure a strong pipeline of successors for critical roles
•
Strengthened organizational bench through continued talent movement between Auto Finance and Insurance
•
Led strong community engagement with roughly 25,900+ community volunteer hours recorded across the Dealer Financial Services employee base

(a) This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

100 • 2026 Proxy Statement

Summary of Outstanding PSUs

Each outstanding PSU awarded to our NEOs has a cumulative three-year performance period. Earned PSUs vest and settle in cash following the conclusion on the performance period. A cash amount equivalent to any dividends declared during the vesting period is accumulated and paid at or after the time of settlement based on the number of PSUs earned at the conclusion of the performance period. PSUs pay out between 0% and 150% of target based on Core ROTCE (excluding OCI) and then a relative TSR performance modifier is applied as detailed below. PSU payouts are determined using linear interpolation between the two nearest performance levels.

2023 PSU Awards: Performance Period 1/1/2023 - 12/31/2025

The three-year performance period for PSUs granted in 2023 for 2023-2025 performance is complete and the CNGC has certified the following results.

Ally delivered strong results on Core ROTCE (ex. OCI), which reflects management’s continued focus on driving shareholder return. Ally also achieved top quartile relative TSR performance among our peers, resulting in the application of a 120% modifier. As a result, PSUs granted in 2023 vested at 118% of target, reversing trends of below-target payout for 2021 and 2022 PSUs of 75% and 32%, respectively.

The goals established by the CNGC for the PSUs granted in 2024 and 2025 follow:

2024 PSU Awards: Performance Period 1/1/2024 - 12/31/2026

(a) Core ROTCE (ex. OCI) is used for assessment of 2023 and 2024 PSU Awards. This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Ally Financial Inc. • 101

2025 PSU Awards: Performance Period 1/1/2025 - 12/31/2027

(a) Core ROTCE (ex. OCI) is used for assessment of 2025 PSU Awards. This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Assessing Compensation Competitiveness

Compensation Consultant

FW Cook served as an independent compensation consultant to the CNGC during 2025 for the 2025–2026 compensation cycle. The CNGC is directly responsible for the appointment, compensation, and oversight of the work of FW Cook. FW Cook provides ongoing advice with respect to the compensation plans covering our executives, including our NEOs, and our non-employee directors. Upon request, FW Cook attends meetings of the CNGC involving compensation matters, reviews compensation materials developed by management in advance of the CNGC meetings, and shares information on market practices and trends with the CNGC. FW Cook undertakes no separate work for Ally. The CNGC assessed the independence of FW Cook under applicable NYSE listing standards and SEC rules and determined that its work for the CNGC does not raise any conflicts of interest.

Compensation Peer Group

The CNGC, with input from FW Cook as its compensation consultant, annually reviews and approves the peer group used in assessing compensation competitiveness. In its review, the CNGC primarily considers the following factors:

Industry Screen	Size and Scale	Talent Competitors	Direct Business Competitors

U.S. publicly traded companies in the banking and consumer-finance industries	Companies with total assets or net revenue between one-third and three-times the size of Ally	Companies with whom Ally competes for senior executive talent	Companies with whom Ally competes for business

102 • 2026 Proxy Statement

The CNGC also considers peers that are identified by the investor community, peers of our selected peers, and companies that include Ally within its peer group. Ally’s peer group is set forth in the following table. This peer group is consistent with the peer group the CNGC used in 2024.

2025 Compensation Peer Group (a)
• Capital One (COF) • Citizens Financial Group (CFG) • Comerica (CMA) • Discover (DFS) • Fifth Third Bancorp (FITB) • Huntington Bancshares (HBAN) • KeyCorp (KEY)	• M&T Bank (MTB) • PNC Financial (PNC) • Regions Financial (RF) • Synchrony Financial (SYF) • Truist Financial (TFC) • U.S. Bancorp (USB) • Zions Bancorporation (ZION)

(a) Following the mergers of Capital One and Discover (closed May 18, 2025) and Fifth Third Bancorp and Comerica (closed February 2, 2026) Discover and Comerica have been removed from Ally's Compensation Peer Group for 2026. To offset this removal and in alignment with criteria based on the chart below, Ally has added American Express, Bread Financial, and SoFi Technologies.

The following chart shows how Ally compares to its 2025 peer group for some relevant metrics.

In approving the peer group for 2025, the CNGC noted the scarcity of firms that are reflective of Ally’s structure, risk profile, complexity, activities, and size—more specifically, a company with a highly regulated all-digital bank, no brick-and-mortar branches, its initial public offering ten years ago, nearly $200 billion in assets, and its largest business centered around secured consumer auto financing. As a result, peer-group data is only one factor among many considered by the CNGC in assessing performance—especially long-term value creation for shareholders—and determining executive compensation.

Assessments Conducted

The CNGC, alongside FW Cook, conducted a competitive assessment of the compensation for our NEOs and other executives of Ally or its subsidiaries who are designated by the CNGC as under its purview (Purview Executives). For this purpose, we compare the total compensation of our NEOs and other Purview Executives against the median of the peer group referenced above, and survey data as applicable.

The CNGC may set total compensation above or below the median based on a variety of factors, including individual performance, sustained performance over time, performance of the Company, performance of the applicable business line or corporate function, criticalness to retain, skill set, time in the position, and experience relative to external market counterparts.

Ally Financial Inc. • 103

Compensation Policies and Governance Practices

Risk Balancing Components

Ally’s executive compensation program is designed to balance risk and reward in its businesses and operations and to discourage any exposure to inappropriate, excessive, or imprudent risks.

To reinforce accountability of risk-taking actions, our compensation program includes provisions that provide for clawback or reduction of NEO compensation in the event of excessive risk-taking. A more detailed overview of our risk mitigation practices can be found in the subsequent sections of this proxy statement.

Risk Balancing Highlights
Balanced Pay Components
•
Fixed base pay with significant portion of incentive compensation deferred
•
At-risk incentive compensation designed to align performance with long-term goals based on achievement of performance metrics and objectives outlined in the scorecard

Long-Term Incentive Design
•
Performance achievement aligned to core ROTCE and a relative TSR performance modifier
•
Design is intended to align executive compensation with the company’s operating performance, risk appetite and long-term shareholder return
•
Three-year vesting period with payout based on achievement of pre-determined financial performance metrics

Implementation of Risk Mitigation Best Practices
•
Stock ownership guidelines
•
Loss trigger review of CEO, NEOs and other MRTs factored into compensation decisions (which is described in more detail under Clawback Provisions and Related Reviews below)
•
Clawback provisions
•
No executive employment agreements
•
Anti-hedging and anti-pledging policies

104 • 2026 Proxy Statement

Stock Ownership Guidelines

The Board believes that the interests of management and shareholders are further aligned by stock ownership guidelines for the CEO and other NEOs. As a result, the Governance Guidelines provide for the following minimum ownership levels:

CEO	6X annual base salary

Other NEOs	3X annual base salary

Ownership is generally based on whether the executive is meaningfully exposed to changes in the share price of Ally stock and, as a result, includes 100% of shares owned outright and 50% of unvested RSUs that settle in shares. The Board understands, however, that some period of time will be required for a newly employed or promoted executive to accumulate the requisite shares and that personal liquidity needs may necessitate a sale of accumulated shares. To ensure the purposes of these stock-ownership guidelines are achieved, whenever the minimum ownership level is not achieved or maintained, the executive must retain 50% of the net (after tax) shares received from any equity grant that has been made since Ally’s initial public offering.

Clawback Policies, Provisions and Related Reviews

Ally’s executive compensation program is designed to balance risk and reward in its businesses and operations and to discourage any exposure to inappropriate, excessive, or imprudent risks. This is upheld and executed based on our adopted policies, provisions, and related reviews detailed below.

Policies

Executive Officer Clawback Policy

Ally's Executive Officer Clawback Policy and related requirements are set in accordance with the rules adopted by the SEC and the NYSE. The CNGC adopted the Requirements for the Recovery of Erroneously Awarded Incentive-Based Compensation Under NYSE Listing Standard 303A.14 (Listing Standard Policy) effective as of December 1, 2023. The Listing Standard Policy requires the Company to recover any applicable incentive based compensation received on or after October 2, 2023 in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, as described in the Listing Standard Policy. A copy of our Listing Standard Policy is filed as an exhibit with our December 31, 2025 Form 10-K.

Enterprise Material Risk Taker Policy

Ally's Enterprise Material Risk Taker Policy is designed to establish a formal enterprise framework that allows the Company to effectively identify Material Risk Takers and confirm that incentive compensation award outcomes appropriately consider MRT employee risk-taking activities and do not encourage imprudent MRT risk-taking. The MRT framework also establishes the process for the recommendation of recoupment or adjustment of incentive treatment in accordance with the Enterprise Compensation Policy.

Ally Financial Inc. • 105

Provisions

Clawback and Recoupment

As set forth in Ally's Enterprise Compensation Policy, Ally may recover incentive pay, which may include cash and both time- and performance-based equity incentive payments in the event those payments were based on a materially inaccurate statement of earnings or other performance criteria, a material misrepresentation, a mistake irrespective of the source or cause, or other similar conduct or circumstances. A recipient who fails to promptly repay Ally in such an event is subject to termination of employment. Details of Ally’s recoupment policy are set forth in the following table.

Category	Trigger	Vested	Unvested

Financial	• In the event of a material restatement of financial results	✓	✓
• In the event of a negative risk outcome resulting in financial loss or earnings impact to Ally

Conduct/Culture	• If the employee engages in fraudulent activity	✓	✓

	• If the employee’s behavior results in consumer harm, or reputational, regulatory, or legal damage to Ally, or otherwise resulted in a significant violation of Ally’s Code of Conduct and Ethics	✓	✓

	• If the employee is terminated for cause	✓	✓

Risk-related and Other	• If the employee significantly violates a policy or procedure	✓	✓
	• If the employee is engaged in inappropriate or excessive risk-taking	✓	✓

Reviews

In support of these policies and provisions, Ally engages in a “loss trigger” review, which is applicable to the CEO, NEOs, and all other MRTs who received deferred incentive compensation awards (cash- or equity-based) for any year in which they were classified as MRTs. Prior to the payout of any deferred incentive compensation award to an MRT, the Company determines if a significant loss or other negative risk outcome has occurred that relates to the risk-taking activities of the MRT. The Company’s senior leadership is responsible for assessing the involvement and responsibility of the MRT in such a significant loss or other negative risk outcome and may recommend a downward adjustment or forfeiture of any unpaid portion of the incentive compensation awarded to the MRT. Any recommended reduction or forfeiture of deferred incentive compensation is subject to review and approval by the CNGC as provided in our Enterprise Material Risk Taker Policy.

In addition, input from the leaders of the independent risk management and internal audit functions are considered by the CNGC when reviewing the performance and setting the compensation of the CEO and other NEOs. This input covers interactions with the independent risk management and internal audit functions, adherence to Ally’s risk management framework, the promotion of Ally’s risk culture, and specific business and operational practices and processes such as risk assessments, new product development, issue management, regulatory examinations, internal audit reviews, and loan reviews. In connection with its executive compensation risk assessment in 2025, the Company reviewed and confirmed its right to recoup cash and both time- and performance-based equity incentive payments.

Insider Trading

Generally

We have adopted an Insider Trading Policy governing the purchase, sale, or other disposition of our securities by directors, officers, employees, and the Company. The policy includes a requirement that we comply with all applicable law in the purchase or sale of our own securities. The Insider Trading Policy is designed to promote

106 • 2026 Proxy Statement

compliance with insider trading laws, rules, and regulations and any applicable listing standards. A copy of the Insider Trading Policy is filed as an exhibit with our December 31, 2025 Form 10-K.

Anti-Hedging and Anti-Pledging Policies

The CEO, NEOs, all other Purview Executives, other specified business and enterprise function leaders, and all directors, together in each case with their specified associated persons, are subject to personal trading restrictions to further align the interests of management and directors with those of shareholders. The restrictions apply to all of Ally’s securities, including common stock, preferred stock, and debt. In accordance with Ally’s Enterprise General Insider Trading and Blackout Policy, the restrictions prohibit the following:

(1)
any transaction that hedges the person’s economic interest in and exposure to the full rewards and risks of ownership in a security of Ally,
(2)
any put or call option, futures contract, forward contract, swap, or other derivative transaction that relates to a security of Ally and any similar speculative transaction (excluding, for clarity, any transaction under Ally’s compensation plans),
(3)
any short sale, including a short sale against the box, of a security of Ally,
(4)
any pledge of a security of Ally as collateral, including through a margin account (excluding, for clarity, any pledge to a charitable organization that is recognized as such under applicable tax law), and
(5)
any limit order involving a security of Ally (excluding a limit order that by its terms is automatically canceled if not filled before the end of the same trading day).

No Executive Employment Agreements

The NEOs are employed on an at-will basis, and no NEO is party to an employment agreement with the Company.

Severance

The NEOs are eligible for benefits under the Ally Financial Inc. Executive Severance Plan adopted in 2025. See Potential Payments Upon a Termination later in this Proxy Statement.

Other

Tax and Accounting

Section 162(m) of the Internal Revenue Code of 1986, as amended (IRC) limits the tax deductibility of compensation for certain executive officers to $1 million. The CNGC is not limited to paying compensation that is fully deductible and retains the flexibility to consider tax and accounting impacts as some of the factors among many in structuring our executive compensation program.

Compensation Committee Report

The CNGC has reviewed and discussed with management the Compensation Discussion and Analysis that immediately precedes this report. Based on this review and discussion, the CNGC recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC.

The Compensation, Nominating, and Governance Committee of the Board of Directors of Ally Financial Inc.

Kim S. Fennebresque (Chair)	William H. Cary	Mayree C. Clark	Franklin W. Hobbs

As provided by SEC Regulation S-K, this CNGC Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 as amended or the Exchange Act.

Ally Financial Inc. • 107

Executive
Compensation
Tables

Executive Compensation

Summary Compensation Table

The following table sets forth specified information regarding the compensation paid by the Company during 2025, 2024 and 2023, and the cash bonuses awarded in respect of each of these years, as applicable, to the NEOs.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	All Other Compensation ($)(e)	Total ($)

Michael G. Rhodes	2025	1,000,000	4,500,000	7,203,055	67,139	12,770,194
Chief Executive Officer	2024	634,615	3,087,000	16,200,061 (d)	1,018,832	20,940,508

Russell E. Hutchinson	2025	750,000	2,160,000	2,400,002	47,046	5,357,048
Chief Financial Officer	2024	750,000	1,600,000	2,703,825	185,625	5,239,450
	2023	346,154	1,800,000	4,250,050	1,154,982	7,551,186

William C. Hall Jr.	2025	650,000	1,550,000	1,762,543	59,290	4,021,833
President, Corporate Finance

Stephanie N. Richard	2025	650,000	1,070,000	1,080,010	53,986	2,853,996
Chief Risk Officer	2024	638,462	720,000	928,800	53,043	2,340,305

Douglas R. Timmerman	2025	750,000	2,320,000	2,220,014	63,022	5,353,036
President, Dealer Financial Services	2024	750,000	1,480,000	2,313,780	61,119	4,604,899
	2023	750,000	1,540,000	10,703,257	59,190	13,052,447

(a) The amounts in this column reflect the actual amounts of salary paid to the NEOs in the relevant fiscal year. For the NEOs’ current base salaries, see Compensation Discussion and Analysis—Compensation Decisions earlier in this Proxy Statement.

(b) The amounts in this column for 2025 represent the annual cash bonuses paid to the NEOs in February 2026 in respect of 2025 performance, based on achievement of the CNGC’s assessment of overall Company and individual performance. For additional information on these bonuses, see Compensation Discussion and Analysis—Ally’s Executive Compensation Program earlier in this Proxy Statement.

(c) These amounts reflect the aggregate grant date fair values of the RSUs and cash-settled PSUs granted under the ICP to the NEOs, in each case, calculated in accordance with FASB ASC Topic 718. The actual value that the NEOs will realize for these awards is a function of the value of the underlying shares if and when these awards vest and, for the PSUs, the level of attainment of the applicable performance goals. The amounts for the PSUs granted in 2025 were calculated based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. For these amounts, see the Grants of Plan-Based Awards in 2025 table later in this Proxy Statement. The following are the values of the 2025 PSUs as of the grant date assuming attainment of the maximum level of performance: Mr. Rhodes, $7,779,299; Mr. Hutchinson, $2,160,002; Mr. Hall $1,269,059; Ms. Richard $972,008; and Mr. Timmerman, $1,998,013.

(d) In connection with Mr. Rhodes’ appointment as CEO in 2024, the Company granted sign-on equity awards intended to replace certain compensation forfeited or otherwise forgone in connection with his resignation from his prior employer. The stock awards

108 • 2026 Proxy Statement

reported for 2024 reflect make‑whole equity awards with an aggregate grant date fair value of $16,200,061, consisting of (i) $4,200,027 (at target) cash-settled PSUs, which will be earned and vest subject to the same terms and conditions applicable to PSUs granted to the Company’s other named executive officers in 2024, and (ii) $12,000,034 in RSUs, which vest in three equal installments on December 11, 2024, December 11, 2025, and December 11, 2026, subject to Mr. Rhodes’ continued employment on each applicable vesting date and otherwise subject to the terms and conditions applicable to the Company’s 2024 equity awards for named executive officers.

(e) This column includes the incremental cost of certain perquisites and other personal benefits provided to the NEOs. For 2025, these amounts include:

	Michael G. Rhodes ($)	Russell E. Hutchinson ($)	William C. Hall Jr. ($)	Stephanie N. Richard ($)	Douglas R. Timmerman ($)

Financial Counseling(a)	10,000	3,808	—	10,000	10,000
Executive Physical(b)	3,730	2,421	3,425	2,421	3,423
Liability Insurance(c)	1,815	1,815	1,815	1,815	1,815
Relocation	—	—	—	—	—
Other(d)	1,150	—	—	—	—
Total perquisites	16,695	8,044	5,240	14,236	15,238
College Save Up Program(e)	—	—	—	1,300	1,300
Life Insurance(f)	15,444	4,002	19,050	3,450	11,484
401(k) Matching Contribution(g)	35,000	35,000	35,000	35,000	35,000
Total All Other Compensation	67,139	47,046	59,290	53,986	63,022

(a) We generally provide a modest taxable allowance to certain senior executives for financial counseling, tax preparation, and estate-planning services. Costs associated with this benefit are reflected in the table above, based on the actual charge for the services received. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(b) Represents the value of a comprehensive executive physical examination with Company-approved providers.

(c) We provide a taxable allowance for personal-umbrella liability insurance for certain executives. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(d) Represents use of a Company-provided car service for the CEO and other non-cash Ally branded items. In addition, from time to time our named executive officers may be permitted to use corporate aircraft for personal use. In such cases, the named executive officer is required to reimburse the Company for the full aggregate incremental cost.

(e) Represents the employer contribution to a designated 529 Plan.

(f) Represents the tax value of life insurance for 2025 that was provided by the Company.

(g) Represents the employer contribution, Company match contribution, and discretionary contribution made to each NEO’s account under the Ally 401(k) plan.

Ally Financial Inc. • 109

Other Compensation Tables

Grants of Plan-based Awards in 2025

The following table provides information on grants of plan-based awards made to our NEOs during 2025 under the ICP.

Name	Award		Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares or Unit of Stock (#)(b)	Grant Date Fair Value of Stock or Unit Awards ($)(c)

Michael G. Rhodes	RSU		1/28/2025				73,764	2,881,222
	PSU	(a)	1/28/2025	44,258	110,646	199,163	—	4,321,833

Russell E. Hutchinson	RSU		1/28/2025				30,722	1,200,001
	PSU	(a)	1/28/2025	12,289	30,722	55,300	—	1,200,001

William C. Hall Jr. (d)	RSU		1/28/2025				27,074	1,057,510
	PSU	(a)	1/28/2025	7,220	18,050	32,490	—	705,033

Stephanie N. Richard (d)	RSU		1/28/2025				13,825	540,005
	PSU	(a)	1/28/2025	5,530	13,825	24,885	—	540,005

Douglas R. Timmerman (d)	RSU		1/28/2025				28,418	1,110,007
	PSU	(a)	1/28/2025	11,367	28,418	51,152	—	1,110,007

(a) These amounts reflect the cash-settled PSUs granted to the NEOs in 2025, which are scheduled to vest between 0% and 180% of the number of shares shown in the “Target” sub-column based on attainment of both a service condition that will lapse on the third anniversary of the date of grant and the achievement of the applicable Core ROTCE (ex. OCI) during the performance period commencing on January 1, 2025 and ending on December 31, 2027. The amounts in the “Threshold” sub-column reflect 40% of the shares shown in the “Target” sub-column that will vest on attainment of the service condition and the threshold performance level. If either the service condition or the threshold performance level is not attained, the cash-settled PSUs will be forfeited. The amounts in the “Target” sub-column reflect 100% of the shares that will vest on attainment of the service condition and the target performance level. The amounts in the “Maximum” sub-column reflect 180% of the shares that will vest on attainment of the service condition and the maximum performance level. For more information on the terms of these awards, see Compensation Discussion and Analysis—2025 Individual Performance and Compensation Decisions—Summary of Outstanding PSUs earlier in this Proxy Statement.

(b) The amounts in this column represent the number of shares of Ally common stock underlying the award of RSUs granted to the NEOs in 2025. The RSUs granted in conjunction with our routine compensation decisions are scheduled to vest in equal installments on each of the first three anniversaries of the date of grant, based solely on service.

(c) The amounts in this column reflect the aggregate grant date fair values of the awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and, for PSUs, based on the probable outcome of the applicable Core ROTCE (ex. OCI) as of the grant date. The grant date fair value amounts shown do not reflect realized cash compensation by the NEOs. The actual value, if any, realized by each NEO for these awards is a function of the value of the shares if and when these awards vest. For the value of the cash-settled PSUs, assuming attainment of the Core ROTCE (ex. OCI) and TSR performance metrics at the maximum level of performance, see footnote c to the Summary Compensation Table above. For additional information on how we account for long-term incentive compensation, see Note 23 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

(d) RSUs for Mr. Timmerman, Ms. Richard, and Mr. Hall are nonforfeitable since they have attained retirement eligibility pursuant to the terms of the awards.

110 • 2026 Proxy Statement

Outstanding Equity Awards at 2025 Fiscal Year End

The following table provides information regarding the outstanding equity awards held by the NEOs as of December 31, 2025.

Name	Grant date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(c)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(b)

Michael G. Rhodes	1/28/2025			110,646	5,011,157
	1/28/2025	73,764	3,340,772
	4/29/2024			107,253	4,857,488
	4/29/2024	102,146	4,626,192

Russell E. Hutchinson	1/28/2025			30,722	1,391,399
	1/28/2025	30,722	1,391,399
	1/26/2024	100	4,529
	1/26/2024			35,886	1,625,277
	1/26/2024	23,924	1,083,518
	10/20/2023	48,511	2,197,063
	7/21/2023	29,037	1,315,086

William C. Hall Jr. (d)	1/28/2025			18,050	817,485
	1/28/2025	26,127	1,183,292
	1/26/2024	100	4,529
	1/26/2024			17,491	792,167
	1/26/2024	17,492	792,213
	10/20/2023	20,791	941,624
	1/27/2023	100	4,529
	1/27/2023			24,454	1,107,522
	1/27/2023	10,362	469,295

Stephanie N. Richard (d)	1/28/2025			13,825	626,134
	1/28/2025	13,365	605,301
	1/26/2024	100	4,529
	1/26/2024			9,836	445,472
	1/26/2024	9,836	445,472
	10/20/2023	20,791	941,624
	1/27/2023	100	4,529
	1/27/2023			9,491	429,847
	1/27/2023	4,022	182,156

Douglas R. Timmerman (d)	1/28/2025			28,418	1,287,051
	1/28/2025	27,469	1,244,071
	1/26/2024	100	4,529
	1/26/2024			30,702	1,390,494
	1/26/2024	20,468	926,996
	10/20/2023	221,761	10,043,556
	1/27/2023	100	4,529
	1/27/2023			49,273	2,231,574
	1/27/2023	13,919	630,392

(a) The amounts reflected in this column represent the number of shares of Ally common stock underlying (i) the RSUs granted to the NEOs in 2023, 2024, and 2025 that are scheduled to vest over three years from the date of grant, in each case, based solely on service, (ii) the cash-settled PSUs granted to the NEOs in 2023 (reflected based on actual achievement of 118% for the performance

Ally Financial Inc. • 111

period that ended on December 31, 2025), and (iii) the 100 RSUs granted to employees in 2023 and 2024 in recognition of our notable accomplishments and to support a founder’s mentality.

(b) The market values of the awards were calculated by multiplying the number of shares underlying the awards by $45.29, which was the closing price of Ally’s common stock on December 31, 2025.

(c) The amounts reflected in this column represent the number of shares of Ally common stock underlying the cash-settled PSUs granted to the NEOs in 2023, 2024, and 2025 (with a performance period that is scheduled to end on December 31, 2025, December 31, 2026, and December 31, 2027) and a service period that is scheduled to end on the third anniversary of the date of grant, assuming attainment of the performance metrics at the target performance level. The actual number of Ally shares, if any, that will vest will be based on (i) the level of achievement of the Core ROTCE (ex. OCI) and TSV performance goals for 2023, and Core ROTCE (ex. OCI) and TSR performance goals for 2024 as of the end of the performance period and (ii) satisfaction of the applicable service condition. For more information on the terms of these awards, see Compensation Discussion and Analysis—Ally’s Executive Compensation Program earlier in this Proxy Statement.

(d) All RSU and PSU awards reflected for Mr. Timmerman, Ms. Richard, and Mr. Hall, excluding the grants of 100 RSUs in 2023 and 2024, as well as retention awards granted in 2023, are nonforfeitable as these grants have attained retirement eligibility pursuant to the terms of the awards.

Option Exercises and Stock Vested in 2025

The following table provides information on the NEOs’ equity awards that vested in 2025. The NEOs do not hold any options.

Name	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)(b)

Michael G. Rhodes	102,145	4,680,284
Russell E. Hutchinson	65,253	2,577,612
William C. Hall Jr.	36,474	1,438,308
Stephanie N. Richard	22,076	876,609
Douglas R. Timmerman	144,997	5,821,912

(a) All amounts exclude those shares becoming nonforfeitable vesting solely due to retirement eligibility.

(b) The value realized on vesting of the equity was calculated by multiplying the number of shares of Ally common stock underlying awards that vested in 2025 by the closing price on the vesting date. The closing price was $39.06 for shares vesting on January 28, 2025, $38.85 for shares vesting on July 21, 2025, $40.50 for shares vesting on October 20, 2025, $37.65 for shares vesting on November 18, 2025, and $45.82 for shares vesting on December 11, 2025.

Nonqualified Deferred Compensation in 2025

Our benefit program includes the tax-qualified Ally Financial Inc. Retirement Savings Plan (Savings Plan). We provide the Savings Plan to support our employees in saving for retirement in a manner that is favorable from a tax perspective. Eligible compensation under the Savings Plan is composed of salary and certain cash bonuses. Under the Savings Plan, after one year of employment, employee contributions up to 6% of eligible compensation are matched 100% by Ally, and this matched amount vests in full immediately. Effective the first of the month following 15 days of employment, the Savings Plan also provides for a 2% nonmatching contribution on eligible compensation, posted each pay cycle, and an additional annual discretionary nonmatching contribution on eligible base pay of up to 2%, which is subject to the Company’s performance. Nonmatching contributions fully vest after the individual has been employed for three years.

Ally also maintains the Enhanced Retirement Savings Plan, which is a nonqualified benefit equalization plan for highly compensated employees. This plan was designed to allow for the equalization of benefits for highly compensated employees when such employees’ qualified plan benefits were limited by the Employee Retirement Income Security Act of 1974, as amended by the IRC. Ally suspended nonqualified contributions to this plan in 2009 and has not made any contributions since that time, including in 2024. Certain NEOs maintain balances within the plan. This plan is maintained as an unfunded plan, and all expenses for administration of the plan and payment of amounts to participants are borne by Ally.

112 • 2026 Proxy Statement

The table below reflects year-end balances, Company distributions, and all earnings associated primarily with the Ally nonqualified equalization plan.

Name	Plan name (a)	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Michael G. Rhodes	Nonqualified Benefit Equalization Plan	—	—	—	—	—

Russell E. Hutchinson	Nonqualified Benefit Equalization Plan	—	—	—	—	—

William C. Hall Jr.	Nonqualified Benefit Equalization Plan	—	—	92,938	—	608,079

Stephanie N. Richard	Nonqualified Benefit Equalization Plan	—	—	9,939	—	70,782

Douglas R. Timmerman	Nonqualified Benefit Equalization Plan	—	—	37,553	—	252,811

(a) The amounts reflect employee balances in the nonqualified Enhanced Retirement Savings Plan. Each participant is credited with earnings based on a set of investment options selected by the participant that are similar to 401(k) investment options available to all employees, but employer contributions to this plan have not been made since 2009.

Stock Options and Stock Appreciation Rights

We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of awards of such awards in relation to our disclosure of material nonpublic information.

Potential Payments Upon a Termination

Ally Financial Inc. Executive Severance Plan

Following a third-party assessment of market practice in 2025, the CNGC adopted a stand-alone Executive Severance Plan for our senior leadership. Previously, our executives were covered under a broad-based plan for all employees. The Executive Severance Plan is designed to protect the Company's interests in the event of an acquisition and to provide competitive benefits to our senior executives. All NEOs are eligible to participate in this Plan.

The CNGC implemented modest changes to the severance benefits to align to market practice. These changes include expanding qualifying terminations to cover resignation for Good Reason, as defined below and in the Plan. In the event of a termination connected to a Change in Control (as defined in the Executive Severance Plan), the CEO's severance multiplier was increased from two to two-and-a-half and the medical premium payment period was extended from 24 to 30 months of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA). For a termination not in connection with a Change in Control, eligibility for a pro-rated annual incentive for the year of termination was added to align with our compensation philosophy, as well as a cash payment equal to 12 months of COBRA medical premiums. The total benefits are described in detail below.

In the event a participant's employment is involuntarily terminated by the Company without Cause or the Participant terminates their employment from the company for Good Reason, in each case, within the 24-month period immediately following a change in control, the Executive Severance Plan entitles our CEO to receive:

(i)
two-and-a-half times the sum of his annual base salary and designated annual cash incentive compensation opportunity;

Ally Financial Inc. • 113

(ii)
the pro-rated designated annual cash incentive compensation opportunity for the year of termination; and
(iii)
a payment equal to 30 months of medical premiums valued at his COBRA rate.

Under those circumstances, the Plan entitles each NEO (other than the CEO) to receive:

(i)
two times the sum of their annual base salary and designated annual cash-incentive compensation opportunity;
(ii)
the pro-rated designated annual cash incentive compensation opportunity for the year of their termination; and
(iii)
a payment equal to 24 months of medical premiums valued at their COBRA rate.

In the event a participant's employment is involuntarily terminated by the Company without Cause or the Participant terminates their employment from the company for Good Reason not in connection with a change in control, our CEO is entitled to receive two-times his base salary and all other NEOs are entitled to receive one-times their base salary, with both the CEO and other NEOs entitled to the pro-rated designated annual incentive compensation opportunity for the year of termination, and a payment equal to 12 months of medical premiums valued at their COBRA rate.

The plan also provides for outplacement benefits at a level determined by the Company based on the individual’s level within the organization, market conditions, and geographic area.

The Executive Severance Plan generally defines "cause" as:

(i)
conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude;
(ii)
willful and continued failure to perform the Participant’s duties (other than such failure resulting from the Participant’s authorized time off or leave, disability or subsequent to the provision of a Good Reason Notice); or
(iii)
willful misconduct (including, but not limited to, a willful breach of any restrictive covenants or any other agreement between the Participant and the Company) that is or may reasonably be expected to have a material adverse effect on the reputation or interests of the Company.

The Executive Severance Plan generally defines "Good Reason" as:

(i)
a material diminution in the Participant’s position, authority, duties or responsibilities (including the assignment to the Participant of any duties or responsibilities materially and adversely inconsistent with the Participant’s position, authority, duties or responsibilities in effect immediately prior to such change or, within 24 months of a Change in Control, a material adverse change in the Participant’s reporting requirements);
(ii)
a material reduction (other than pursuant to a uniform reduction applicable to other similarly situated executives of the Company) in the Participant’s Base Salary or Annual Target Incentive;
(iii)
the Company’s requirement that the Participant relocate the Participant’s principal business office to any location more than fifty (50) miles from its location immediately prior to such relocation; or
(iv)
the Company’s failure to obtain the assumption of this Plan as following a Change in Control.

Annual RSUs

In the event of a NEO’s termination of employment (a) due to death, “disability” or “retirement,” (b) by Ally without “cause,” or (c) in the case of RSUs granted to the NEOs, due to a “qualifying termination” (as such terms are defined in the ICP and summarized below), the unvested portion of the RSUs will fully vest as of the date of such termination of service and will be paid as follows:

(i)
in the case of a termination due to death or disability, within 75 days of such termination of employment; and
(ii)
in the case of a termination by Ally without cause due to a qualifying termination or due to retirement, on the award’s original settlement dates.

114 • 2026 Proxy Statement

In the case of a NEO who is employed by a business unit of the Company, if the NEO is terminated

(i)
as a result of a “sale of such business unit” (as defined in the ICP and summarized below); or
(ii)
without cause or due to a qualifying termination, in each case, within the 24-month period immediately following the sale of such business unit,

then all unvested RSUs will fully vest as of the date of such termination and will be paid on the award’s original settlement dates.

In the event of a “change in control” (as defined in the ICP and summarized below), if the RSUs are not continued or converted into a restricted stock or RSU over to shares of the survivor or successor (or parent corporation) on a basis substantially equivalent to the consideration received by shareholders of Ally in connection with the change in control, the outstanding RSUs will vest and be immediately due and payable. If the RSUs are continued or converted as described above, then in the event of a termination of the NEO’s employment without cause or due to a qualifying termination within the 24-month period following the change in control, the RSUs will fully vest and become immediately payable.

Annual PSUs

In the event of a NEO’s termination of employment due to death or disability, the PSUs will fully vest as of the date of such termination of employment and will be paid within 75 days of such termination of employment, with the performance conditions applicable to the PSUs deemed achieved

(i)
at the target performance level if the termination of service occurs prior to the end of the performance period; or
(ii)
based on actual performance if the termination of service occurs on or after the last day of the performance period.

In the event of a NEO’s termination of employment (a) due to retirement, (b) by the Company without cause, or (c) due to a qualifying termination (whether as a result of a sale of a business unit or otherwise), in each case, other than in connection with a change in control, the PSUs will fully vest as of the date of such termination of employment, subject to achievement of the applicable performance conditions and will be payable on the award’s original settlement dates. However, in the case of a termination of employment by the Company without cause or due to a qualifying termination (whether as a result of a sale of a business unit or otherwise), if the performance goals are achieved above the target performance level, the number of shares that will be payable in excess of the target number of shares will be prorated based on the number of calendar days during the performance period the NEO was employed by the Company.

In the event of a change in control, if the PSUs are not continued or converted into a restricted stock award over to shares of the survivor or successor (or parent corporation) on a basis substantially equivalent to the consideration received by shareholders of Ally in connection with the change in control, the outstanding PSUs will vest and be immediately due and payable. If the PSUs are continued or converted as described above, then in the event of a termination of the NEO’s employment without cause or due to a qualifying termination within the 24-month period following the change in control, the RSUs will fully vest and the award will be payable on the earlier of

(i)
the original payment date; or
(ii)
(a) the date of termination of employment for any reason other than due to death or disability or (b) within 75 days of the date of termination due to death or disability. At the time of a change in control, PSUs are converted to restricted stock as follows: (1) if more than half of the performance period has elapsed at the time of the change in control and achievement of the performance metrics is determinable, as determined by the CNGC, the performance goals will be deemed achieved based on actual performance as of the date of the change in control; or (2) if less than half of the performance period has elapsed at the time of the change in control or achievement of the performance metrics is not determinable, the performance goals will be deemed achieved at the target performance level.

Under the ICP, “cause,” “change in control,” “disability,” “qualifying termination,” “retirement,” and “sale of such business unit” are generally defined as follows:

•
“Cause” generally means, unless otherwise defined in any employment agreement with the participant (if any) or as otherwise provided in an individual award agreement, the participant’s: (i) conviction for a felony or misdemeanor involving moral turpitude; (ii) failure to perform any material responsibility of the leadership position, unless due to death or disability; (iii) a course of conduct, which would tend to hold the Company or any of its affiliates in disrepute or scandal, as determined by the Board in its sole discretion; (iv) failure to

Ally Financial Inc. • 115

follow lawful directions of the Board; (v) any material breach of fiduciary duty to the Company; (vi) gross negligence in the performance or nonperformance of duties to the company or its affiliates; (vii) willful misconduct in the performance or nonperformance of duties to the Company or its affiliate; (viii) failure to comply with a material Company policy; (ix) any act of fraud, theft, or dishonesty; (x) breach of any restrictive covenants set forth in the ICP; or (xi) failure to promptly repay any award payment that is determined to be owed to the Company pursuant to the recoupment or “clawback” provisions under the ICP.
•
“Change in control” generally means the occurrence of one or more of the following events: (i) any person or entity becomes, directly or indirectly, the beneficial owner of more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors; (ii) a replacement of a majority of the board over a 36-month period with directors whose election or nomination was not approved by at least two-thirds (2/3) of the incumbent board; and (iii) the consummation of (x) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other entity, unless immediately following the transaction (A) the voting securities of the Company outstanding immediately prior to the transaction continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (the Ultimate Entity), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (B) the directors in office immediately prior to the transaction continue to represent at least 50% of the Board of Directors of Ultimate Entity or (y) any sale, lease, exchange or other transfer to any person (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries having a total gross fair market value equal to or more than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (z) the liquidation or dissolution of the Company.
•
“Disability” generally means, unless otherwise provided in an individual award agreement, (i) a long-term disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by the Company under which the participant is covered, as such plan or policy is then in effect; or (ii) if such participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “disability” means disability within the meaning of Treasury Reg. Section 1.409A-3(i)(4).
•
“Qualifying Termination” generally means a termination of employment or service as a result of any of the following: (i) elimination of the participant’s current position or reduction in the total number of employees in the same department performing the same or similar job; (ii) a substantial change in current duties for which the participant no longer qualifies; (iii) a substantial change in current duties, which results in a material reduction in salary; or (iv) declining a geographic transfer of the participant’s current position in connection with the elimination of the participant’s current position to a new position at a location more than 50 miles from the location of participant’s current position, regardless of whether the participant was offered reimbursement of relocation expenses.
•
“Retirement” generally means a termination of employment or service other than for cause following attainment of (i) 10 years of service, and the total of age and years of service equals 60, or (ii) age 65, in each case, so long as the participant has given the Company at least 90 days advance notice of their intent to retire
•
“Sale of such business unit” generally means whether effected directly or indirectly, or in one transaction or a series of transactions: (i) any merger, consolidation, reorganization or other business combination pursuant to which a “business unit” (i.e., a single business or product line or related group of businesses or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division) and an acquirer are combined in a manner that generally results in a change in control (as defined above) of the business unit (using certain specified criteria of such “change in control” definition under the ICP); or (ii) the sale, transfer or other disposition of all or substantially all of the capital stock or assets of the subsidiaries of the Company included in the business unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, or joint venture over which the Company does not exercise voting control or otherwise.

The tables below for each of the active NEOs reflect the payments and benefits to which each of the active NEOs would have been entitled under the Company’s compensation and benefit plans in the event of a change in control, an involuntary termination by the Company without cause, a qualifying termination or a termination due to death or disability, in each case, as of December 31, 2025. The amounts reflected in the tables below do not include any pro-rated annual incentive compensation for the year of termination, which could be paid at the Company's discretion. The amounts reflected in the tables below for “Equity Acceleration” (i) do not include the value of any

116 • 2026 Proxy Statement

stock awards that were vested (or nonforfeitable due to retirement provisions) as of December 31, 2025 and (ii) assume achievement of any applicable performance goals at the target performance level.

Michael G. Rhodes, Chief Executive Officer
Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)

Base Salary(a)	2,000,000	2,500,000	—
Annual Incentive(b)	—	9,375,000	—
Long-Term Incentives(c)	17,835,610	17,835,610	17,835,610
Outplacement(d)	20,000	20,000	—
Total	19,855,610	29,730,610	17,835,610

(a) Represents a cash payment under the Company Severance Plan equal to two-times base salary in the event of a "Qualified Termination of Employment" and two-and-a-half-times base salary in the event of a "Change in Control" (as defined in the plan). Mr. Rhodes' annual base salary rate as of December 31, 2025 was $1,000,000.

(b) Represents a cash payment under the Company Severance Plan equal to two-and-a-half-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Rhodes' annual cash incentive opportunity rate as of December 31, 2025 was $3,750,000.

(c) Represents the value associated with the equity acceleration of the unvested portion of the RSUs and cash-settled PSUs granted in 2024 and 2025 in the event of a termination of employment by Ally without cause or due to a Qualifying Termination, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $45.29, which was the closing price of Ally common stock on December 31, 2025.

(d) Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Russell E. Hutchinson, Chief Financial Officer
Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)

Base Salary(a)	750,000	1,500,000	—
Annual Incentive(b)	—	3,600,000	—
Long-Term Incentives(c)	9,008,272	9,008,272	9,008,272
Outplacement(d)	20,000	20,000	—
Total	9,778,272	14,128,272	9,008,272

(a) Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Mr. Hutchinson’s annual base salary rate as of December 31, 2025 was $750,000.

(b) Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Hutchinson’s annual cash incentive opportunity rate as of December 31, 2025 was $1,800,000.

(c) Represents the value associated with the Equity Acceleration of the unvested portion of the RSUs and cash-settled PSUs granted in 2023, 2024, and 2025 in the event of a termination of employment by Ally without cause or due to a Qualifying Termination, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $45.29, which was the closing price of Ally common stock on December 31, 2025.

(d) Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Ally Financial Inc. • 117

William C. Hall Jr., President, Corporate Finance
Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)

Base Salary(a)	650,000	1,300,000	—
Annual Incentive(b)	—	2,520,000	—
Long-Term Incentives(c)	950,682	950,682	950,682
Outplacement(d)	20,000	20,000	—
Total	1,620,682	4,790,682	950,682

(a) Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Mr. Hall’s annual base salary rate as of December 31, 2025 was $650,000.

(b) Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Hall’s annual cash incentive opportunity rate as of December 31, 2025 was $1,260,000.

(c) Mr. Hall’s outstanding RSUs and cash-settled PSUs granted in 2023, 2024, and 2025 would not require acceleration as he has attained retirement eligibility pursuant to the terms of the awards except for the 100 RSUs granted in 2023 and 2024 to employees in recognition of our notable accomplishments and to support a founder’s mentality, and the retention award granted in 2023. These grants do not have retirement eligibility acceleration provisions. As of December 31, 2025, the value of these outstanding awards was $5,161,973.

(d) Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Stephanie N. Richard, Chief Risk Officer
Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)

Base Salary(a)	650,000	1,300,000	—
Annual Incentive(b)	—	1,720,000	—
Long-Term Incentives(c)	950,682	950,682	950,682
Outplacement(d)	20,000	20,000	—
Total	1,620,682	3,990,682	950,682

(a) Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Ms. Richard's annual base salary rate as of December 31, 2025 was $650,000.

(b) Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Ms. Richard's annual cash incentive opportunity rate as of December 31, 2025 was $860,000.

(c) Ms. Richard’s outstanding RSUs and cash-settled PSUs granted in 2023, 2024, and 2025 would not require acceleration as she has attained retirement eligibility pursuant to the terms of the awards except for the 100 RSUs granted in 2023 and 2024 to employees in recognition of our notable accomplishments and to support a founder’s mentality, and the retention award granted in 2023. These grants do not have retirement eligibility acceleration provisions. As of December 31, 2025, the value of these outstanding awards was $2,734,382.

(d) Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

118 • 2026 Proxy Statement

Douglas R. Timmerman, President, Dealer Financial Services
Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)

Base Salary(a)	750,000	1,500,000	—
Annual Incentive(b)	—	3,640,000	—
Long-Term Incentives(c)	10,052,614	10,052,614	10,052,614
Outplacement(d)	20,000	20,000	—
Total	10,822,614	15,212,614	10,052,614

(a) Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Mr. Timmerman’s annual base salary rate as of December 31, 2025 was $750,000.

(b) Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Timmerman’s annual cash incentive opportunity rate as of December 31, 2025 was $1,820,000.

(c) Mr. Timmerman’s outstanding RSUs and cash-settled PSUs granted in 2023, 2024, and 2025 would not require acceleration as he has attained retirement eligibility pursuant to the terms of the awards except for the 100 RSUs granted in 2023 and 2024 to employees in recognition of our notable accomplishments and to support a founder’s mentality, and the retention award granted in 2023. These grants do not have retirement eligibility acceleration provisions. As of December 31, 2025, the value of these outstanding awards was $7,710,577.

(d) Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Other

Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC Regulation S-K require a public company to disclose the annual total compensation of its Principal Executive Officer (PEO), the median of the annual total compensation of all employees of the company excluding the PEO, and the ratio of those two amounts.

Median-Employee Determination

A list of all 10,293 employees as of December 31, 2025, was prepared. Our 59 international employees in Canada and the PEO were excluded, resulting in 10,233 total employees. To determine our median employee from this adjusted employee population, we used base salary plus 2025 target incentive opportunity. Base salaries and target incentive opportunities were annualized for permanent employees who were not employed by us for all of 2025.

2025 Pay Ratio Calculation

We determined our median employee’s annual total compensation for 2025 utilizing the same methodology that is used in determining the total compensation of our NEOs as set forth in the 2025 Summary Compensation Table earlier in this Proxy Statement. Mr. Rhodes' compensation for 2025 was $12,770,194, which is approximately 106 times our median employee’s 2025 annual total compensation of $120,425. The Company believes that the foregoing ratio is a reasonable estimate determined in accordance with SEC rules.

Please note that SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions, and as result, the pay ratio reported by us may not be comparable to pay ratios reported by other companies.

Ally Financial Inc. • 119

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) (CAP) and certain financial performance measures of the Company. For further information about how we align executive compensation with the Company’s performance, refer to Compensation Discussion and Analysis earlier in this Proxy Statement. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs, including with respect to RSUs and PSUs. Refer to the Other Compensation Tables earlier in this Proxy Statement for more information.

The following table sets forth the compensation for our PEO and the average compensation for our other NEOs, each as reported in the Summary Compensation Table (SCT) and with certain adjustments to reflect CAP. The table also provides information with respect to cumulative TSR, peer group cumulative TSR, net income, and the Company’s selected performance measure, Core ROTCE.

							Average Compensation Summary	Average Compensation	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO 1(a)	Compensation Actually Paid to PEO 1(b)	Summary Compensation Table Total for PEO 2(a)	Compensation Actually Paid to PEO 2(b)	Summary Compensation Table Total for PEO 3(a)	Compensation Actually Paid to PEO 3(b)	Table Total for Non-PEO Named Executive Officers(a)	Actually Paid to Non-PEO Named Executive Officers(b)	Total Shareholder Return ($)(c)	Peer Group Total Shareholder Return ($)(d)	Net Income ($ in bil)(e)	Core ROTCE(f)

2025	12,770,194	17,459,478	—	—	—	—	4,396,479	6,683,625	149	203	0.9	10.4%

2024	20,940,508	20,251,281	4,604,901	21,339,020	8,294,398	22,304,323	4,308,965	7,556,047	138	173	0.7	7.1%

2023	—	—	—	—	13,394,384	18,920,463	6,163,491	8,414,382	130	133	1.0	9.2%
	—	—	—	—

2022	—	—	—	—	14,439,223	4,257,400	4,163,136	1,912,795	87	118	1.7	18.5%

2021	—	—	—	—	15,545,746	21,790,378	4,555,956	6,064,788	164	132	3.1	23.1%

(a) Compensation for our 2025 PEO, Mr. Rhodes, reflects the amounts reported in the SCT for each respective year. Average compensation for our other NEOs in 2025 includes the following individuals: Mr. Hutchinson, Mr. Hall, Ms. Richard, and Mr. Timmerman. Compensation for our 2024 PEOs includes the following individuals: Mr. Rhodes (PEO 1), Mr. Timmerman (PEO 2), and Mr. J. Brown (PEO 3) (our former Chief Executive Officer). Average compensation for our other NEOs in 2024 includes the following individuals: Mr. Hutchinson, Ms. Mehlman, Ms. Richard, Ms. Patterson, Ms. Morais (our former President, Consumer & Commercial Banking), and Mr. Schugel (our former Chief Risk Officer). Mr. J. Brown was the sole PEO during fiscal year 2023, 2022, and 2021. Average compensation for our other NEOs in 2023 includes the following individuals: Ms. Morais, Mr. Timmerman, Mr. Hutchinson, Mr. Schugel, Mr. B. Brown and Mr. Stengel (our former Chief Legal Officer). Average compensation for our other NEOs in 2022 includes the following individuals: Ms. Morais, Mr. Timmerman, Mr. B. Brown, Mr. Stengel, and Ms. LaClair (our former Chief Financial Officer). Average compensation for our other NEOs in 2021 includes the following individuals: Ms. Morais, Mr. Timmerman, Mr. Stengel, and Ms. LaClair.

120 • 2026 Proxy Statement

(b) Reflects CAP for the PEO and average CAP for our other NEOs, respectively, calculated as set forth in the table below in accordance with SEC rules. These amounts do not reflect the actual amount of compensation earned by or paid to the PEO and other NEOs during the applicable year. For information regarding the compensation decisions made by the CNGC for 2025, refer to Compensation Discussion and Analysis earlier in this Proxy Statement.

	PEO 2025	Other NEOs 2025

Total Compensation as Reported in SCT	12,770,194	4,396,479

Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	7,203,055	1,865,642

Plus Fiscal Year-End Fair Value for Awards Granted in the Covered Year and that were Outstanding and Unvested as of the End of the Covered Fiscal Year	8,351,929	2,136,533

Change in Fair Value of Outstanding Unvested Awards from Prior Years that were Outstanding as of the End of the Covered Fiscal Year	1,943,223	1,435,493

Change as of the Vesting Date in Fair Value of Awards from Prior Years that Vested in the Covered Fiscal Year	1,002,042	257,772

Plus Dividends Accumulated on Awards in the Covered Year Prior to the Vesting Date that are not Otherwise Included in Total Compensation for the Covered Year	595,145	300,814

Plus Fair Value as of the Vesting Date for Awards Granted and Vested in the Covered Year	—	22,176

Compensation Actually Paid	17,459,478	6,683,625

(c) TSR is cumulative for the measurement periods beginning on December 31, 2020, and ending on December 31 of each of 2021, 2022, 2023, 2024, and 2025 respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(d) Represents cumulative TSR for the S&P Financials Index.

(e) Reflects GAAP net income as reported in the Company’s Consolidated Statement of Income in its 2021, 2022, 2023, 2024, and 2025 Annual Reports on Form 10-K.

(f) Ally has updated the calculation of Core ROTCE as of Q4 2025. This table reflects the updated methodology for all periods. This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

Financial Performance Measures

The following table sets forth an unranked list of performance measures that we view as the “most important” financial performance measures that we use for linking CAP to our NEOs performance for the most recently completed fiscal year.

Performance Measures
Core ROTCE
Total Shareholder Value
Adjusted Earnings Per Share
Total Adjusted Revenue
Core Pre-Tax Income
Net Interest Margin
Consolidated Net Charge-Offs

Ally Financial Inc. • 121

Description of the Relationship between CAP and Company Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the pay versus performance table provided above. The following graphics show PEO and average non-PEO NEO CAP as compared to the Company’s cumulative TSR, peer group cumulative TSR, net income, and Core ROTCE, in each case for periods beginning on January 1, 2021, and ending on December 31 of each of 2021, 2022, 2023, 2024, and 2025 respectively.

CAP to PEO ($ millions)[(a)]

25
20
15
10
5
0
2021
2022
2023
2024
2025

Avg CAP to Non-PEO NEOs ($ millions)

10
8
6
4
2
0
2021
2022
2023
2024
2025

TSR ($)

200
150
100
50
0
2021
2022
2023
2024
2025

Peer Group TSR ($)

250
200
150
100
50
0
2021
2022
2023
2024
2025

Core ROTCE (%)

25
20
15
10
5
0
2021
2022
2023
2024
2025

Net Income ($ billions)

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2021
2022
2023
2024
2025

(a) Compensation for Mr. Rhodes (PEO 1) reflect the amounts reported in the SCT for 2024 and 2025. Compensation for Mr. J. Brown (our former Chief Executive Officer) (PEO 3) reflect the amounts reported in the SCT for 2023, 2022, and 2021.

For the year ended December 31, 2025, results were favorably impacted by lower provision expense and higher net financing revenue. These improvements were partially offset by higher noninterest expenses and lower noninterest income.

122 • 2026 Proxy Statement

Net Financing Revenue increased year over year due to lower funding costs given lower underlying benchmarks. Yields on floating rate loan portfolios and pay-fixed hedges did decline given the lower rates, but the yield on the fixed rate retail auto portfolio increased given vintage dynamics and strong originated yields. Accretive remixing of the balance sheet also supported higher net financing revenue. Growth throughout the year was concentrated in higher yielding retail auto and corporate finance loans while lower yielding mortgages and legacy investment securities rolled off the balance sheet.

Noninterest income decreased year over year given the loss associated with the repositioning of a portfolio of our available-for-sale (AFS) securities portfolio. The sale reflected the ongoing evolution of our balance sheet to one that is more neutral to interest rate risk. This year-over-year headwind was partially offset by continued growth within the Insurance business as we delivered record earned premiums and strong investment gains. Continued momentum within Auto Finance also provided a year-over-year benefit.

Provision for credit losses decreased year over year due to the reserve release associated with sale of Ally Credit Card, lower Retail Auto net charge-offs, and an increase in the Retail Auto coverage rate in the prior year which did not repeat. Partially offsetting that favorability was elevated CECL build to support growth within Retail Auto and Corporate Finance.

Noninterest expense increased year over year due to the goodwill impairment associated with the sale of Ally Credit Card. Additionally, Insurance expenses increased given the growth in the business and a 1 in 200-year weather event in the first quarter of 2025. Excluding repositioning items, expenses were largely flat for a second consecutive year reflecting continued expense discipline.

Income tax expense increased given higher pre-tax earnings.

For the year ended December 31, 2024, results reflected lower net financing revenue and higher provision expense while noninterest expenses were relatively flat. Continued expansion of noninterest income provided a partial offset.

Net financing revenue decreased year over year as higher funding costs reflected higher average benchmark rates. Earning asset yield increased year over year given continued expansion of the retail auto portfolio yield, but given the fixed-rate nature of that portfolio relative to primarily floating-rate liabilities the net interest margin was down slightly in 2024. Floating rate assets across Commercial Auto and Corporate Finance saw yields increase given their floating-rate nature. While our outstanding hedge notional declined throughout the year, it continued to provide significant earnings as the underlying retail auto portfolio reprices.

Noninterest income increased 14% year over year when excluding changes in unrealized equity gains, or losses, on equity securities. The primary driver of the growth was insurance premiums and service revenue earned due to higher P&C earned premium from higher dealer inventory levels, growth in other dealer-related protection products, and higher other premium and service revenue written from non-automotive assumed reinsurance business. Auto finance also delivered expanded noninterest income through continued momentum within SmartAuction and Passthrough programs.

Provision for credit losses increased given higher net charge-offs across our consumer portfolios as well as reserve build within Retail Auto.

Noninterest expense trends reflected continued discipline across the enterprise as controllable expenses declined YoY for the first time since 2015. Total expenses were up given continued growth within our Insurance business, which includes dealer margin which is fully offset within other revenue.

Income tax expense increased slightly despite lower pretax earnings as the prior year included one-time benefits from tax planning strategies which resulted in the release of valuation allowance on foreign tax credit carryforwards.

For the year ended December 31, 2023, results were favorably impacted by higher total financing revenue and other interest income, a decrease in income tax expense, and an increase in other gain on investments. These items were more than offset by higher interest expense, provision for credit losses, and noninterest expense.

Net financing revenue and other interest income decreased year over year. Consumer automotive revenue increased as higher portfolio yields resulting from pricing actions taken in response to rising benchmark interest rates contributed to the increase in revenue. Commercial automotive revenue increased due to higher yields from higher benchmark interest rates, as our commercial automotive loans are generally variable-rate. A dynamic hedging program also contributed to increased revenue. The increase was more than offset by higher interest expense. As a result of higher benchmark interest rates, our cost of funds associated with our deposit liabilities increased on a year-over-year basis.

Ally Financial Inc. • 123

Insurance premiums and service revenue earned increased primarily due to higher P&C earned premium from higher dealer inventory levels, growth in other dealer-related protection products, and higher other premium and service revenue written from non-automotive assumed reinsurance business.

Provision for credit losses increased given higher net charge-offs across our consumer portfolios.

Noninterest expense trends were driven by increased expenses to support the growth of our consumer product suite and expand our digital capabilities and portfolio of products and we incurred higher collection and repossession costs. Additionally, insurance losses and loss adjustment expenses increased due to increased losses from our vehicle inventory insurance program attributable to higher weather frequency and severity, growing dealer inventory levels, and higher insured values for non-weather losses. The increase was also driven by a goodwill impairment charge related to the sale of Ally Lending.

Income tax expense decreased due to the tax effects of a decrease in pretax earnings, adjustments to the valuation allowance on foreign tax credit carryforwards, and an increase in qualified clean vehicle tax credits for purchased plug-in electric vehicles or fuel cell vehicles.

For the year ended December 31, 2022, results were favorably impacted by higher net financing revenue and other interest income, as well as lower income tax expense. These items were more than offset by higher provision for credit losses and noninterest expense.

Net financing revenue and other interest income increased year over year. Consumer automotive revenue increased as higher average consumer assets contributed to the increase in revenue resulting from growth in the used-vehicle portfolio, primarily through franchised dealers, as well as increases in portfolio yields resulting from pricing actions. The increases were also favorably impacted by the acquisition of Ally Credit Card in December 2021. We experienced higher interest expense for the year given higher benchmark interest rates, which increased our cost of funds.

Provision for credit losses increased primarily due to higher net charge-offs, as well as reserve reductions during the prior year, associated with improvements to the macroeconomic environment following the onset of the COVID-19 pandemic.

Noninterest expense trends were driven by increased expenses to support the growth of our consumer product suite and expand our digital capabilities and portfolio of products.

For the year ended December 31, 2021, results were favorably impacted by higher net financing revenue driven by lower interest expense and lower net depreciation expense on operating lease assets, and lower provision for credit losses associated with improved macroeconomic conditions. These items were partially offset by higher noninterest expense, as well as increased income tax expense.

Net financing revenue and other interest income increased as we experienced lower interest expense driven by market and industry dynamics that drove a decrease in our deposit rates and other funding costs, and our continued shift to more cost-efficient deposit funding. Within our Automotive Finance operations, strong remarketing gains because of continued new vehicle supply constraints and an increase in demand for used vehicles, as well as lower depreciation expense based on revised residual value expectations supported net lease revenue. Consumer automotive revenue increased given higher average consumer assets and higher portfolio yields. These items were partially offset by lower commercial loan net financing revenue due to lower outstanding floorplan assets because of declining new vehicle inventories due to ongoing production constraints.

Provision for credit losses decreased primarily due to reserve increases during the prior year associated with deterioration in the macroeconomic environment resulting from the COVID-19 pandemic. Additionally, the provision decrease was impacted by lower net charge-offs in our consumer automotive portfolio as we continued to experience strong credit performance and elevated used vehicle values, partially offset by a reserve increase from portfolio growth in our consumer portfolios.

Noninterest expense increased given higher compensation and benefits expense including an update to our retirement eligibility benefits, and increased expenses to support the growth of our consumer product suite and expand our digital capabilities and portfolio of products, as well as contributions to the Ally Charitable Foundation. The increase in noninterest expense was partially offset by lower insurance losses and a goodwill impairment charge to Ally Invest recognized during the prior year.

124 • 2026 Proxy Statement

Proposal 2

Advisory Vote
on Executive Compensation

Section 14A of the Exchange Act and SEC Rule 14a-21 require us, at least every third calendar year, to hold a non-binding shareholder advisory vote at our annual meeting on the compensation paid to our NEOs as disclosed in our Proxy Statement in accordance with applicable SEC rules. This is commonly known as a say-on-pay advisory vote. At the 2021 Annual Meeting, shareholders approved our proposal to provide you with this advisory voting opportunity on an annual basis.

Under the Company’s executive compensation program, the NEOs are rewarded for the achievement of specific annual, long-term, strategic, and corporate goals as well as the realization of increased shareholder value. Please read the Compensation Discussion and Analysis along with the information in the compensation tables for additional details about the executive compensation program, including information about the fiscal year 2025 compensation of the NEOs.

Shareholders are asked to indicate their support for the NEO compensation as described in this Proxy Statement. This Say-on-Pay advisory vote is not intended to address any specific item of compensation but rather the overall compensation of the NEOs and the compensation philosophy, policies, and practices described in this Proxy Statement. Accordingly, shareholders are requested to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, and the other related tables and disclosures.”

This Say-on-Pay vote is advisory and, therefore, not binding on the Company, the CNGC, or the Board. The Board and the CNGC, however, greatly value the opinions of shareholders, and to the extent that there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the CNGC will consider shareholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The Board recommends that shareholders vote FOR the advisory resolution approving the compensation paid to our named executive officers as disclosed in this Proxy Statement.

Compensation Risk Assessment

The CNGC, with the assistance of Ally’s Risk and Human Resources functions, conducts an annual assessment of the risks associated with Ally’s compensation policies and practices. Based on the assessment conducted during 2025 and through the 2025–2026 compensation cycle, the CNGC believes that the design, implementation, and governance of Ally’s incentive-compensation program are consistent with high standards of risk management (including the Interagency Guidance on Sound Incentive Compensation Policies issued by U.S. banking agencies) and that Ally’s incentive-compensation policies and practices reflect an appropriate mix of compensation elements, balancing short-term and long-term performance objectives, cash- and equity-based compensation, and risks and rewards.

The CNGC in 2025 also reviewed Ally’s compensation policies and practices as generally applicable to all of our employees and believes that these policies and practices do not encourage excessive or unnecessary risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. This conclusion has been reported by the CNGC to the Board. In addition, in keeping with this conclusion, Ally’s Enterprise Compensation Policy authorizes the cancellation, recovery, or other recoupment of variable pay if the Board, the CNGC, or the CEO, as applicable, determines that the variable pay was based on a materially inaccurate statement of earnings or other performance criteria, a material misrepresentation or a mistake irrespective of the source or cause, or other similar conduct or circumstances.

Ally Financial Inc. • 125

Proposal 3

Ratification of
the Engagement
of the Independent
Registered Public
Accounting Firm

The Audit Committee is solely and directly responsible for the appointment, compensation, retention, oversight, and replacement of the Company’s independent registered public accounting firm. For additional information about these responsibilities, refer to the Audit Committee Report later in this Proxy Statement.

After assessing the performance, qualifications, independence, objectivity, and professional skepticism of Deloitte & Touche LLP (Deloitte)—the Company’s current independent registered public accounting firm—the Audit Committee and the Board believe that the continued retention of Deloitte as our independent auditor is in the best interests of the Company and its shareholders.

The Board recommends that our shareholders ratify the Audit Committee’s engagement of Deloitte as the Company’s independent auditor for fiscal year 2026. The Audit Committee retains its sole authority over the appointment, compensation, retention, oversight, and replacement of the Company’s independent auditor. If the engagement of Deloitte is not ratified by shareholders, the Audit Committee may still decide to retain the auditor, and even if the engagement is ratified, the Audit Committee may decide to engage a new independent auditor.

Representatives of Deloitte are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. We also expect that these representatives will be available to respond to appropriate questions from shareholders.

The Board recommends that shareholders vote FOR the ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

126 • 2026 Proxy Statement

Fees of the Principal Independent Registered Public Accounting Firm

Total fees for professional services provided by our principal independent registered public accounting firm, Deloitte, for the fiscal years ended December 31, 2025 and 2024 are as follows:

($ in millions)	2025	2024

Audit fees(a)	$8	$8
Audit-related fees(b)	3	3
Audit and audit-related fees	11	11
Tax fees(c)	1	1
All other fees(d)	0	0
Total fees	$12	$12

(a) Audit fees include fees for the integrated audit of Ally’s annual Consolidated Financial Statements, reviews of interim financial statements included in Ally’s Quarterly Reports on Form 10-Q, and audit services in connection with statutory and regulatory filings.

(b) Audit-related fees include fees for assurance and related services that are traditionally performed by the principal accountant, including attestation services related to servicing and compliance, comfort letters for securities issuances, agreed-upon procedures relating to securitizations and financial-asset sales.

(c) Tax fees include fees for services performed for tax compliance, tax planning, and tax advice, including preparation of tax returns and claims for refund. Tax planning and advice also include assistance with tax audits and appeals and tax advice related to specific transactions.

(d) All other fees includes fees related to non-audit services related to internal control over financial reporting in 2025; however the amount rounds down for presentation purposes.

Our Enterprise Independent Auditor Services and Preapproval Policy is approved by the Audit Committee and sets forth the processes that must be followed when engaging the independent registered public accounting firm. For both audit services and non-audit services, the Audit Committee will consider whether the firm’s provision of the services is consistent with the SEC’s rules on auditor independence and would not impair the independence of the firm with respect to us. The Audit Committee will also consider any other matters it deems relevant, including, as appropriate, whether the firm is best positioned to provide the most effective and efficient service given its familiarity with our business and operations.

Consistent with the Enterprise Independent Auditor Services and Preapproval Policy, the independent registered public accounting firm annually presents to the Audit Committee (1) an engagement letter that sets forth the annual integrated audit services (including quarterly reviews) and fees and (2) a summary of services that sets forth statutory audits, projected non-audit reports, and other projected services that may be requested during the fiscal year together with corresponding fees. The Audit Committee will review and, in its discretion, preapprove these services and fees by appointing the firm and approving the engagement letter and the summary of services.

Any proposed engagement of the firm for an audit or non-audit service that was not preapproved and that does not exceed a specified amount of fees may be preapproved by the Chair of the Audit Committee, so long as the Chair informs the Audit Committee at its next meeting, or such service must be approved by the full Audit Committee.

All audit and non-audit services performed by Deloitte in 2025 were approved in accordance with the Independent Auditor Services and Preapproval Policy.

Ally Financial Inc. • 127

Audit Committee Report

Management is responsible for the Company’s internal control over financial reporting, preparation of consolidated financial statements, and overall accounting and financial-reporting processes. Deloitte, our independent registered public accounting firm, is responsible for planning and conducting an independent audit of the Company’s consolidated financial statements in accordance with the standards of the U.S. Public Company Accounting Oversight Board (PCAOB) and for expressing an opinion as to the conformity of these financial statements with GAAP and as to the effectiveness of our internal controls over financial reporting. The Company’s Internal Audit function, under the direction of the Chief Audit Executive, is independent of the Company’s business units, functionally reports to the Audit Committee, and is responsible for preparing an annual audit plan and conducting internal audits to test and evaluate the Company’s risk management, governance, and internal controls. The Audit Committee is responsible for monitoring and overseeing these activities on behalf of the Board.

The Audit Committee, in connection with its monitoring and oversight responsibilities, assesses the activities and performance of the Company’s independent auditor, which reports directly to the Audit Committee. Annually, the Audit Committee considers the results of an evaluation of the performance, qualifications, independence, objectivity, and professional skepticism of the independent auditor in determining whether to retain the firm for the next fiscal year. The Audit Committee oversees negotiations associated with the retention of the independent auditor and has the sole authority to approve the engagement letter and the audit fees. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years that an individual partner may provide services. In conjunction with this five-year mandated rotation of the firm’s lead audit partner, the Audit Committee and its Chair are directly involved in the selection of the independent auditor’s new lead audit partner. The Audit Committee has sole authority and direct responsibility to appoint or replace the Company’s independent registered public accounting firm. Additionally, the Audit Committee has oversight responsibility for the Company’s Internal Audit function, including the appointment, retention, performance evaluation, and compensation of the Company’s Chief Audit Executive.

The Audit Committee discussed the interim financial and other information contained in each quarterly earnings announcement and periodic SEC filing with management and Deloitte prior to the public release of the announcement. The Audit Committee has reviewed and discussed with management and Deloitte the Company’s audited financial statements as of and for the fiscal year ended December 31, 2025, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and Deloitte’s evaluation of the Company’s internal control over financial reporting. In addition, the Audit Committee has discussed with Deloitte the matters that independent registered public accounting firms must communicate to audit committees under applicable PCAOB standards. The Audit Committee has received the written disclosures and correspondence from Deloitte required by applicable requirements of the PCAOB regarding Deloitte and Touche’s independence and has discussed with Deloitte its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

The Audit Committee of the Board of Directors of Ally Financial Inc.

William H. Cary (Chair)	Mayree C. Clark	Michelle J. Goldberg	Allan P. Merrill	David Reilly

As provided by SEC Regulation S-K, this Audit Committee Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 as amended or the Exchange Act.

128 • 2026 Proxy Statement

Proposal 4

Approval of the
Ally Financial Inc.
Incentive Compensation Omnibus Plan

•
Shareholders are being asked to approve an amended and restated equity incentive plan to increase the number of shares of our common stock reserved for issuance under the Ally Financial Inc. Incentive Compensation Omnibus Plan.
•
11,300,000 additional shares of our common stock are requested for the proposed amended and restated Incentive Compensation Omnibus Plan.
•
Awards to non-employee directors will be made under the amended and restated Incentive Compensation Omnibus Plan and will no longer be made under the separate Non-Employee Directors Equity Compensation Plan.
•
Our three-year average “burn rate” is 1.27%. We believe that our historical share usage has been prudent and in the best interest of our shareholders.
•
Our estimated “overhang” would be 10.47% following approval of the proposed amended and restated Incentive Compensation Plan, based on our outstanding equity awards and shares of our common stock as of the record date.

The Board recommends that shareholders vote FOR the approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan, amended and restated effective as of May 6, 2026.

Overview

We are asking our shareholders to approve the Ally Financial Inc. Incentive Compensation Omnibus Plan (2026 ICP), which is intended to amend and restate and combine the Ally Financial Inc. Incentive Compensation Plan and the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, which were most recently approved by our shareholders on May 4, 2021 (2021 ICP and Director Plan, respectively, and collectively, the Prior Plans). The amended plan will better align with prevailing market practices, and additional shares will provide sufficient capacity to support the continuation of our broad-based equity programs, including our #Ownit awards which are awarded to all employees who do not currently participate in other equity compensation programs. The Board believes that it is both necessary and appropriate to increase the number of shares of our common stock available under the 2026 ICP in order to enable us to continue to offer meaningful equity-based compensation to our employees and non-employee directors. As a result, upon the recommendation of the CNGC, the Board adopted the 2026 ICP on May 6, 2026, subject to approval by our shareholders.

How We Determined the Number of Shares to Request for the 2026 ICP

In connection with the design and adoption of the 2026 ICP, the Board and the CNGC carefully considered our anticipated future equity needs, our historical equity-compensation practices (including our historical “burn rate”), and the advice of the CNGC’s independent compensation consultant. Subject to shareholder approval, the aggregate number of shares authorized under the 2026 ICP is 27,480,936 shares, which consists of: 15,525,685 shares that remain available for issuance under the 2021 ICP as of December 31, 2025, 655,251 shares that remain available for issuance under the Director Plan as of December 31, 2025, and 11,300,000 additional shares, subject to

Ally Financial Inc. • 129

shareholder approval of the 2026 ICP at the Annual Meeting. We expect that the proposed share reserve will allow us to continue to grant equity awards for nine to ten more years.

If approved by our shareholders, the 2026 ICP will amend and restate and combine the Prior Plans.

If the 2026 ICP is not approved by our shareholders, the Prior Plans will remain in effect in their current forms, and we will continue to be able to grant equity-based incentive awards under the Prior Plans until their expiration or termination in accordance with their terms. The 2021 ICP will expire on May 4, 2031, unless prior to that date (i) the maximum number of shares available for issuance under the 2021 ICP has been issued or (ii) the Board terminates the 2021 ICP. The Director Plan will expire on the earlier to occur on the date that (i) the maximum number of shares available for issuance under the Director Plan has been issued or (ii) the Board terminates the Director Plan. Following the expiration of the Prior Plans, we will be unable to maintain our current practices involving equity-based awards and therefore will be at a significant competitive disadvantage in attracting, retaining, and motivating talented individuals who contribute to our success.

Burn Rate

Burn rate, a measure of the pace at which companies use shares available for grant under their equity compensation plans, is an important factor for investors concerned about shareholder dilution. The burn rate for a given year is defined as the number of shares of common stock subject to equity awards granted, divided by the weighted average number of shares of common stock outstanding. In setting and recommending to shareholders the number of shares to be authorized under the 2026 ICP, the CNGC and the Board considered our burn rates for the past three years, illustrated below. We believe that our historical share usage has been prudent and in the best interest of our shareholders.

Year	Burn Rate
2025	.99%
2024	1.08%
2023	1.75%
Three-Year Average	1.27%

Overhang

The table below shows our potential overhang levels based on our shares of common stock outstanding as of December 31, 2025, the shares available for grant under all existing equity compensation plans as of December 31, 2025, the new shares requested for issuance under the 2026 ICP and our total equity awards outstanding as of December 31, 2025. The Board believes that the number of shares requested under the 2026 ICP represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

130 • 2026 Proxy Statement

Potential Overhang with 27,480,936 Requested Shares
Stock Options Outstanding	-	(1)
Outstanding Full Value Awards	8,589,105	(2)
Total Equity Awards Outstanding as of December 31, 2025	8,589,105	(3)
Shares Available for Grant under the 2021 ICP as of December 31, 2025	15,525,685	(4)
Shares Available for Grant under the Director Plan as of December 31, 2025	655,251	(4)
Shares requested for the 2026 ICP	11,300,000
Total Potential Overhang under the 2026 ICP	36,070,041	(5)
Shares of Common Stock Outstanding as of December 31, 2025	308,492,929
Fully Diluted Shares	344,562,970	(6)
Potential Dilution as a Percentage of Fully Diluted Shares as of December 31, 2025	7.19%
Incremental Potential Dilution of Requested 11,300,000 Shares as a Percentage of Fully Diluted Shares	3.28%
Total Potential Dilution of Requested 36,070,041 Shares as a Percentage of Fully Diluted Shares	10.47%

(1) No stock appreciation rights or stock options were outstanding as of December 31, 2025.

(2) “Full value awards” includes RSUs and PSUs granted under the Prior Plans. The number of outstanding PSUs assumes performance at maximum performance level.

(3) “Total Equity Awards” represents the sum of outstanding stock options and outstanding Full Value Awards, in each case as of December 31, 2025.

(4) No additional awards will be granted under the Prior Plans upon approval of the 2026 ICP. Any shares that remain available for awards under the Prior Plans as of the date on which shareholders approve the 2026 ICP will be available for grants under the 2026 ICP. The number of shares remaining available for future grant under the Prior Plans as of December 31, 2025 reflects PSUs payout at maximum performance level.

(5) “Total Potential Overhang” includes the sum of (i) the total number of equity awards outstanding as of December 31, 2025, (ii) the number of shares available for grant under the Prior Plans as of December 31, 2025, and (iii) the number of shares requested for the 2026 ICP.

(6) “Fully Diluted Shares" reflects the sum of (i) the total number of shares outstanding as of December 31, 2025, (ii) the total number of equity awards outstanding as of December 31, 2025, (iii) the number of shares available for grant under the Prior Plans as of December 31, 2025, and (iv) the number of shares requested for grant under the 2026 ICP.

Reasons to Approve the 2026 ICP

The 2026 ICP has been designed to build upon the effectiveness of the Prior Plans and incorporates the best governance practices to further align our equity-compensation program with the interests of our shareholders. The following is a list of some of the primary factors to be considered by shareholders in connection with approving the 2026 ICP:

•
Governance Best Practices. The 2026 ICP incorporates the following corporate governance best practices that protect the interests of our shareholders:
•
No tax gross-ups. No participant is entitled under the 2026 ICP to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the 2026 ICP.
•
No “liberal” change in control definition. The change in control definition under the 2026 Plan is only triggered in those instances where an actual change in control occurs. For additional information, refer to Change in Control below.
•
Double-trigger vesting upon a change in control. The 2026 ICP provides that upon a change in control, any acceleration of the vesting of outstanding awards under the plan would occur on a “double-trigger” basis (other than with respect to non-employee directors).

Ally Financial Inc. • 131

•
Limitations on share recycling of options and stock appreciation rights. Shares that are withheld as payment for the exercise price or for tax withholding upon the exercise of options or stock appreciation rights (SARs) will not be available again for future issuance under the 2026 ICP.
•
No repricing or cash buyout of “underwater” awards. Neither a repricing of options of SARs nor a cash buyout of underwater options or SARs is permitted without shareholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.
•
No evergreen provision. The 2026 ICP does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without shareholder approval.
•
No repricing of options or stock appreciation rights. Repricing of options and stock appreciation rights is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.
•
Clawback of awards. The CNGC has the authority to implement any clawback policy or procedures necessary to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and has the authority to subject awards under the 2026 ICP to any clawback or recoupment policies that the Company has in place from time to time.
•
Restricted dividends and dividend equivalents on all full-value awards. The 2026 ICP permits payment of dividends and dividend equivalents on all full-value awards (both time-based and performance-based) only if and to the extent the underlying award vests (and any underlying performance goal is achieved). The 2026 ICP also prohibits the payment of dividend equivalents on shares subject to outstanding options or SARs.
•
Stock-ownership guidelines. Our Purview Executives (including our NEOs) and non-employee directors are subject to stock-ownership guidelines as described in Compensation Discussion and Analysis—Compensation Program Governance—Stock Ownership Guidelines earlier in this proxy statement.
•
Individual Director Compensation Limits. The 2026 ICP places a limit on awards to outside directors who are not the non-executive chairman of $750,000 per year (with exceptions for extraordinary circumstances).
•
Modest Share Usage and Shareholder Dilution. When determining the number of shares authorized for issuance under the 2026 ICP, the Board and CNGC carefully considered the potential dilution to our current shareholders and projected future share usage needs for the Company to be able to make competitive grants to participants as described above.
•
Attract and Retain Talent. Approving the 2026 ICP will enable us to continue to recruit, retain and motivate top talent at many levels within the Company necessary to our success. We grant equity-based awards to a broad spectrum of our employees, not only executives and named executive officers.

Summary of the 2026 ICP

The following is a summary of the principal features of the 2026 ICP. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the 2026 ICP, a copy of which has been filed with the SEC with this proxy statement as Appendix B.

Purpose

The purpose of the 2026 ICP is to motivate and reward those employees and non-employee directors who are expected to contribute significantly to the success of the Company and to further the best interests of the Company and our shareholders.

Eligibility

Any employee of the Company and its affiliates and each member of our Board is eligible to receive awards under the 2026 ICP. As of December 31, 2025, there were approximately 10,293 employees and 10 non-employee directors who are eligible to receive awards under the 2026 ICP. The basis for an eligible employee or a non-employee director to receive an award under the 2026 ICP is determined in the CNGC’s sole discretion that an award to such eligible employee or non-employee director will further the 2026 ICP’s stated purpose (as described above). In

132 • 2026 Proxy Statement

exercising its discretion, the CNGC will consider the recommendations of management and the purpose of the 2026 ICP.

Authorized Shares

Subject to equitable adjustment (as described below), other than with respect to replacement awards (i.e., awards granted in assumption of, or in substitution for, outstanding awards granted by a company or other business that we acquire or with which we combine), the maximum number of shares that may be issued under the 2026 ICP shall not exceed, in the aggregate, 27,480,936 shares. The shares available for issuance under the plan may consist, in whole or in part, of authorized and unissued shares or shares acquired by the Company. The maximum number of shares available for issuance under incentive stock options is 27,480,936.

If an award under the 2026 ICP is forfeited, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of shares, the shares covered by such award will again be available for issuance under the plan. In the event that withholding tax liabilities arising from an award under the plan (other than options or SARs) are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, such tendered or withheld shares will be added to the shares available for issuance pursuant to awards under the plan. However, the following will not again become available for issuance under the 2026 ICP: (i) shares tendered or withheld in respect of taxes or to pay the exercise price of options or SARs, (ii) any shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof and (iii) any shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Individual Limits

Subject to adjustment upon the occurrence of various corporate events as described below, no participant in the 2026 ICP may be granted in any fiscal year:

•
options and SARs that relate to more than 2,000,000 shares;
•
performance awards (other than those granted in the form of options or SARs) denominated in shares, which could result in the delivery to the participant of greater than 1,000,000 shares under the operation of the applicable performance goal or formula; or
•
performance awards settled in cash, which could result in a payout to the participant in an amount greater than the fair market value of 1,000,000 shares under the operation of the applicable performance goal or formula.

Each of the foregoing limits will be multiplied by two for awards granted to a participant in the year his or her employment or service with the Company commences. If the CNGC determines to settle in cash performance awards that are denominated in shares, the maximum aggregate amount of cash that may be paid pursuant to such awards in a fiscal year will be equal to the fair market value of the shares multiplied by the number of shares eligible for settlement under such awards. The foregoing limitations will not apply to replacement awards.

No non-employee director of the Company may receive, in any fiscal year, equity-based awards and cash fees with a total value, in the aggregate, in excess of $750,000 for his or her Board service (with the value of equity-based awards determined based on the grant date value of awards for financial reporting purposes). Exceptions to this limitation may be made only for compensatory arrangements for a non-executive chairman or, in extraordinary circumstances, for other individual directors, provided that the director receiving the additional compensation shall not participate in the decision to award such compensation.

Administration

The 2026 ICP is administered by the CNGC. To the extent the Board determines it is appropriate (i) for grants of awards to comply with the director independence requirements of the principal stock market or exchange on which the shares are quoted or traded, any action by the CNGC will require the approval of CNGC members who are independent, within the meaning of and to the extent required by applicable rulings and interpretations of such stock market or exchange, and (ii) for awards to qualify for the exemption available under Rule 16b-3(d)(1) or 16b-3(e) under the Exchange Act, any action by the CNGC will require the approval of the CNGC members who are each a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

The CNGC (or its delegate) has authority under the 2026 ICP to:

•
designate participants;

Ally Financial Inc. • 133

•
determine (i) the types of awards (including replacement awards) to be granted, (ii) the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) awards, (iii) the extent to which awards may be settled or exercised in cash, shares, other awards, other property or net settlement (or any combination thereof), or cancelled, forfeited or suspended, and the methods thereof, (iv) the extent to which cash, shares, other awards or other property may be deferred automatically or at the election of the holder or the CNGC, and (v) other terms and conditions of awards;
•
in certain circumstances, waive any conditions or rights under any awards, or amend the terms or conditions of any outstanding awards;
•
correct any defect, supply any omission or reconcile any inconsistency in the plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the plan or award into effect;
•
construe, interpret and administer the plan and any instrument or agreement relating to, or award made under, the 2026 ICP and determine disputed facts related thereto (subject to the appeal procedures set forth in the 2026 ICP);
•
establish, amend, suspend or waive rules and procedures as it shall deem appropriate or desirable for the administration of the 2026 ICP;
•
appoint such agents and advisors and determine such terms of their engagement as the CNGC shall deem appropriate for the proper administration of the plan and due compliance with applicable law, stock market or exchange rules or accounting or tax rules; and
•
make any other determination and take any other action that it deems necessary or desirable to administer the plan.

To the extent permitted by applicable law, stock market or exchange rules or accounting or tax rules, the CNGC may delegate some or all of its authority under the 2026 ICP, including the authority to grant awards under the plan (including off-cycle, new hire, promotion or retention awards) to one or more members of the CNGC or officers of the Company, provided that no awards may be made pursuant to such delegation to any person then covered by Section 16 of the Exchange Act.

Types of Awards

The 2026 ICP provides for grants of stock options, SARs, DSUs, RSUs, restricted stock, performance awards and other stock-based awards:

•
Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a replacement option award) will be determined by the CNGC and may not be less than the “fair market value” of a share of our common stock. Fair market value is defined in the 2026 ICP as the market value determined by such methods or procedures as established from time to time by the CNGC. In the case of a person who owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company and of any subsidiary or parent corporation of the Company (a "Ten Percent Shareholder"), the per share exercise price may not be less than 110% of the fair market value of a share of our common stock. The CNGC will determine the date after which each stock option may be exercised, the expiration date of each option (provided that no option will be exercisable more than ten years after the grant date (or, in the case of an incentive stock option granted to a Ten Percent Shareholder, five years after the grant date)), and the form in which payment will be made upon exercise. If an option would expire when trading in shares of our common stock is prohibited by law or the Company’s insider trading policy, the term of the option will extend to 30 days subsequent to the termination of the prohibition. Subject to equitable adjustment (as described below), no grant of options may be accompanied by a tandem grant providing dividends, dividend equivalents or other distributions to be paid on such options. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the IRC.
•
SARs. SARs represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our common stock from the grant date. The per share exercise price of a SAR (other than a replacement SAR award) will be determined by the CNGC but may not be less than the “fair market value” of a share of our common stock (as defined in the 2026 ICP and summarized above). The CNGC will determine the date on which each SAR may be exercised or settled, in whole or in part, and the expiration date of each SAR. However, no SAR will be exercisable more than ten years from the grant date. If a SAR would expire when trading in shares of our common stock is prohibited by law or the Company’s insider trading policy, the term of the SAR will extend to 30 days subsequent to the termination of the prohibition. Subject to equitable

134 • 2026 Proxy Statement

adjustment (as described below), no grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SAR.
•
Deferred Stock Units (DSUs). DSUs represent a contractual right to receive the value of a share at a future date, subject to such restrictions as the CNGC may impose. Unless otherwise provided, DSUs will not be settled nor shares delivered prior to the non-employee director’s cessation of service as a non-employee director.
•
Restricted Stock Units (RSUs). RSUs represent a contractual right to receive a share (or cash in an amount equal to the value of a share) at a future date, subject to specified vesting and other restrictions. The CNGC will determine the terms and conditions of RSUs, subject to the terms of the 2026 ICP.
•
Restricted Stock. Restricted stock is an award of shares that is subject to restrictions on transfer and a substantial risk of forfeiture. The CNGC will determine the terms and conditions of restricted stock awards, subject to the terms of the 2026 ICP.
•
Performance Awards. Performance awards, which may be denominated in cash, shares or a combination thereof, will be earned upon achievement of performance conditions specified by the CNGC. The CNGC has authority to specify that any other award granted under the 2026 ICP will constitute a performance award by conditioning the exercisability or settlement of the award on the satisfaction of performance goals. The CNGC may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.
•
Other Stock-Based Awards. The CNGC is authorized to grant other stock-based awards, which may be denominated, payable or valued in or based on, in whole or in part, shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or that of our business units or any other factors designated by the CNGC.
•
Dividends and Dividend Equivalents. Dividends and dividend equivalent payments that relate to restricted stock awards, DSUs, RSUs or Performance Awards may not be paid until the award vests. The 2026 ICP prohibits the payment of dividend equivalents on shares subject to outstanding options or SAR awards.

Equitable Adjustments

In the event that the CNGC determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase our shares or other securities of the Company, issuance of shares of the Company pursuant to the anti-dilution provisions of the Company’s securities, or other similar corporate transaction or event affecting the Company’s shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2026 ICP, then the CNGC will, subject to applicable law, adjust equitably, so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

•
the number and type of shares or other securities of the Company or the amount of cash or other property, which thereafter may be made the subject of awards, including the limits under the 2026 ICP;
•
the number and type of shares or other securities of the Company or the amount of cash or other property subject to outstanding awards under the 2026 ICP (including, as necessary or appropriate, any applicable performance targets or criteria with respect thereto); and
•
the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.

Termination of Service

For participants who are employees of the Company or an affiliate, unless otherwise provided in an individual award agreement or severance plan applicable to any participant, in the event of a participant’s termination of employment or service:

•
due to death or “disability” (as defined in the 2026 ICP and summarized below), then: (i) all unvested awards will become vested as of the date such termination of employment or service; (ii) any performance awards for which the applicable performance period has not elapsed will vest at the target performance level; (iii)

Ally Financial Inc. • 135

awards (other than options and SARs) will be settled within 75 days of becoming vested; and (iv) options and SARs will become immediately exercisable as of the date of such termination of employment or service and will remain outstanding until the first anniversary of the date of termination;
•
(a) by reason of a participant’s “retirement” (as defined in the 2026 ICP and summarized below), (b) in the case of a participant employed by a “business unit” (as defined in the 2026 ICP and summarized below) of the Company, (x) by reason of a “sale of such business unit” (as defined in the 2026 ICP and summarized below) or (y) by the Company without “cause” (as defined in the 2026 ICP and summarized below) or as a result of a “qualifying termination” (as defined in the 2026 ICP and summarized below) during the 24-month period immediately following the sale of such business unit, then: (i) all unvested awards will become vested on the date of such termination of employment or service; (ii) awards (other than options and SARs) will be settled in accordance with their terms (including all applicable restrictive covenants); and (iii) options and SARs will become exercisable as of the date of such termination of employment or service and will remain outstanding until the earlier of (x) the expiration of such option or SAR and (y) the first anniversary of such termination of employment or service;
•
by the Company without cause or otherwise as a result of a qualifying termination in circumstances not described above, then: (i) all unvested awards (other than those portions of any award scheduled to become vested within the 12 months following the date of such termination of employment or service) will be forfeited; (ii) any award (or portion thereof) not forfeited pursuant to the immediately preceding clause (iii) will become vested on the date of such termination of employment or service; (iv) awards (other than options and SARs) will be settled in accordance with their terms (including all applicable restrictive covenants); and (v) options and SARs will become exercisable as of the date of such termination of employment or service and will remain outstanding until the earlier of (x) the expiration of such option or SAR and (y) the first anniversary of such termination of employment or service; and
•
by the Company for cause, then all awards (whether vested or unvested) will be immediately cancelled.

In the event of an employee participant’s termination of employment or service for any reason other than those described above, all unvested awards will be forfeited, unless otherwise provided by the CNGC.

For participants who are non-employee directors of the Company or an affiliate, if the participant’s service terminates due to death or disability, any unvested awards will fully vest on the date of such termination of service. If, other than in the context of a change in control, a non-employee director’s service terminates other than due to death or disability, any unvested awards will be forfeited on the date of such termination of service, unless otherwise provided by the CNGC.

Subject to any permitted deferral election that may apply under any other plan or arrangement of the Company, upon a non-employee director’s termination of service, (a) vested options will remain exercisable until the earlier of (i) the expiration of such options and (ii) the first anniversary of the date of such termination of service and (b) any vested awards (other than options) will be settled within 75 days from the date of such termination (if such 75-day period spans more than one calendar year, the award will be settled in the second calendar year).

Under the 2026 ICP, “cause,” “disability,” “qualifying termination,” “retirement,” and “sale of such business unit” are generally defined as follows:

•
“Cause” generally means, unless otherwise defined in any individual award agreement with the participant (if any) or severance plan applicable to such participant, the participant’s: (i) conviction of, or a plea of guilty or non contendre to a felony or misdemeanor involving moral turpitude; (ii) willful and continued failure to perform the participant's duties, unless due to authorized time off or leave, death, or disability; or (iii) willful misconduct (including, but not limited to, a willful breach of any restrictive covenants to which a participant is subject under the 2026 ICP, as set forth under Restrictive Covenants below) that is or may reasonably be expected to have a material adverse effect on the reputation or interests of the Company.
•
“Disability” generally means, unless otherwise provided in an individual award agreement, (i) with respect to an employee participant: (x) a long-term disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by the Company under which the participant is covered, as such plan or policy is then in effect; or (y) if such participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “disability” means disability within the meaning of Treasury Reg. Section 1.409A-3(i)(4) and (ii) with respect to a non-employee director participant, a physical or mental illness or condition rendering an individual unable to effectively serve as a non-employee, as determined by the CNGC.
•
“Retirement” generally means, except as may otherwise be provided in a participant’s award agreement, a termination of employment or service other than for “cause” (as defined in the 2026 ICP and summarized

136 • 2026 Proxy Statement

above) following attainment of (i) ten years of service, and the total of age and years of service equals 60, or (ii) age 65; provided that, under either circumstance, the participant has given the Company at least 90 days advance notice of their intent to retire, it being understood that the Company may waive or shorten, but not lengthen, this notice requirement in its sole discretion.
•
“Sale of such business unit” generally means whether effected directly or indirectly, or in one transaction or a series of transactions: (i) any merger, consolidation, reorganization or other business combination pursuant to which a “business unit” (i.e., a single business or product line or related group of business or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division) and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that generally results in a “change in control” (as defined in the 2026 ICP and summarized below) of the business unit (using certain specified criteria of such “change in control” definition under the 2026 ICP); or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the business unit or the capital stock of the subsidiaries of the Company comprising the business unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.

Change in Control

For participants who are employees of the Company or an affiliate, in the event of a “change in control” (as defined in the 2026 ICP and summarized below), unless otherwise specified in an individual award agreement or severance plan applicable to such participant:

•
Any outstanding stock option, SAR, RSU, restricted stock or other stock-based award not continued in effect or converted into an substantially equivalent award with respect to stock of the Company or the survivor or successor (or its parent) will fully vest and become exercisable (in a manner consistent with the terms of such award), as applicable; however, in the case of options and SARs, (i) if such awards are “in-the-money” as of the change in control date, such options and/or SARs may be cancelled in exchange for payment of the applicable intrinsic value and (ii) if such awards are “out-of-the-money” as of the change in control date, such options and/or SARs may be cancelled without payment.
•
If any outstanding stock option, SAR, RSU, restricted stock or other stock-based award is continued or converted into a substantially equivalent award with respect to the stock of the Company or the survivor or successor (or its parent), then, in the event of the participant’s termination of employment or service (x) by the Company or the survivor or successor (or its parent) without cause or (y) due to a qualifying termination, in each case, within the 24-month period immediately following such change in control, such award will fully vest, and in the case of options and SARs, become exercisable until the earlier of (a) the expiration of such option or SAR and (b) the first anniversary of such termination of employment or service.
•
Any outstanding performance awards will be converted into time-based restricted stock, RSU or cash-based awards, which will vest in connection with the change in control in the same manner as described above for other awards under the 2026 ICP. The (i) number of shares underlying any such time-based restricted Stock or RSU awards and (ii) value of any such cash awards, as applicable, will be determined based on the greater of target and actual performance, unless otherwise determined by the CNGC.

If, in connection with a change in control, an employee participant would be entitled to amounts under the 2026 ICP, which together with any other payments to such participant, would constitute “parachute payments” within the meaning of Section 280G of the Code, then the payments to such participant under the 2026 ICP (along with any other payment(s) to the participant) will be reduced if and to the extent that such reduction would result in a greater “net after-tax amount” (i.e., the net amount of all amounts to which the participant is entitled that would or could constitute a “parachute payment” after given effect to all applicable taxes, including any tax under Section 4999 of the IRC) than such participant would be entitled to in the absence of such reduction.

For participants who are non-employee directors of the Company or an affiliate, unless otherwise provided in an award agreement, in the event of (i) a “change in control” (as defined in the 2026 ICP and summarized below) and (ii) the non-employee director’s cessation of service as a director (or the non-employee director’s removal from the Board or resignation from service at the request of the board) following the change in control, all outstanding unvested awards held by such non-employee director will fully vest and become exercisable and will be settled.

Under the 2026 ICP, a “change in control” generally means the occurrence of one or more of the following events:

•
any person or entity becomes, directly or indirectly, the beneficial owner of more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;

Ally Financial Inc. • 137

•
the replacement of a majority of the Company’s directors during any 36-month period whose appointment or election is not endorsed by at least two-thirds of the Company's incumbent directors;
•
the consummation of (i) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other entity, unless immediately following the merger, consolidation or reorganization (x) the voting securities of the Company outstanding immediately prior to such merger, consolidation or reorganization continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (the “Ultimate Entity”), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (y) the directors in office immediately prior to such merger, consolidation or reorganization continue to represent at least 50% of the board of directors of Ultimate Entity, (ii) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (iii) the liquidation or dissolution of the Company.

Restrictive Covenants

Unless otherwise provided in an individual award agreement, by accepting an award under the 2026 ICP, each participant is subject to the following restrictive covenants:

•
for employee participants only, at all times that an award is outstanding and for a period of 24-months after the participant’s termination of employment, such the participant may not: (i) solicit any client or customer of the Company or any of its affiliates with respect to a “competitive activity” (i.e., any activity that is in direct competition with the Company or any of its affiliates in any U.S. state or other country in which the Company or any of its affiliates conducts a business that was engaged in or preparing to be engaged in during employment and on the termination date), except that direct competition with the Company or any affiliate by a subsidiary or division of a subsequent employer will not constitute competitive activity so long as the participant has no direct or indirect responsibility or involvement in such subsidiary or division; or (ii) solicit or employ any employee of the Company or any affiliate during the 60-day period immediately prior to the date of termination, for the purpose or with the effect of causing such employee to terminate his or her employment with the Company or such affiliate;
•
the participant is prohibited from using or disclosing any proprietary or confidential information or trade secrets of the Company acquired during his or her employment or service with the Company in perpetuity (except (i) as may be required or permitted pursuant to applicable law (including whistleblower protection laws), (ii) as to information that has become publicly known without the participant’s breach of this confidentiality provision or (iii) for disclosures to the participant’s spouse, attorney or personal tax advisors);
•
the participant is prohibited from making any statements that disparage the business reputation or goodwill of the Company or any of its affiliates, investors, shareholders, officers or employees in perpetuity.

In the event an employee participant violates or threatens to violate any of the above described restrictive covenants, the Company is entitled to obtain injunctive relief without the posting of bond, as well seek any other remedies available at law or in equity. In addition, a breach by an employee participant of any of the above restrictive covenants will entitle the Company to cancel any outstanding award held by such participant without the payment of any consideration, recoup the award or recover any amount previously paid or benefit realized upon the exercise or settlement of any award.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2026 ICP at any time, subject to approval of our shareholders if required by applicable law or the rules of the stock exchange on which our shares are principally quoted or traded. The CNGC may also, prospectively or retroactively, amend, alter, suspend, discontinue or terminate, or waive any conditions or rights under, any outstanding award. However, subject to the equitable adjustment provision and change in control provision (each summarized above), any such action by the Board or CNGC that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the 2026 ICP to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations, (ii) to impose any “clawback” or recoupment provisions on any awards (including any amounts or benefits arising from such awards) in accordance with the 2026 ICP or (iii) to enable the 2026 ICP to achieve its purposes in a tax-efficient manner and in compliance with local rules and regulations.

138 • 2026 Proxy Statement

Cancellation or “Clawback” of Awards

The CNGC may, to the extent permitted by applicable law and stock exchange rules or by any the Company’s policies, and will, to the extent required, cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the 2026 ICP or the sale of shares or other property underlying such awards. For a description of the Company’s compensation clawback policy applicable to the NEOs, refer to Compensation Discussion and Analysis—Compensation Program Governance—Clawback Policies, Provisions and Related Reviews earlier in this proxy statement.

Prohibition on Repricing

Subject to the equitable adjustment provision and change in control provision (each summarized above), the CNGC will not, without approval of our shareholders, (i) reduce the exercise price per share of an option or SAR after it is granted or take any other action that would be treated as a repricing of such award under the rules of the principal U.S. stock market on which the Company’s shares are traded or (ii) cancel an option or SAR when the exercise price per share exceeds the fair market value in exchange for cash or another award.

Effective Date; Term

The 2026 ICP is effective as of May 6, 2026, subject to shareholder approval. Awards granted prior to May 6, 2026 will remain subject to the terms of the Prior Plans except that the definition of “Retirement” under the 2026 ICP will apply if more favorable for a participant.

The 2026 ICP is scheduled to expire on May 6, 2036, unless, prior to that date, the maximum number of shares available for issuance under the 2026 ICP has been issued or the Board terminates the plan.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the 2026 ICP. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the 2026 ICP under federal, state, local and other applicable laws.

Non-Qualified Stock Options

A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the IRC. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.

Incentive Stock Options

An incentive stock option is an option that meets the requirements of Section 422 of the IRC. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction.

If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two- year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non- qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated

Ally Financial Inc. • 139

as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of his or her disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death.

Restricted Shares

Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant generally will not recognize income, and the Company generally will not be allowed a tax deduction, at the time restricted shares are granted. When the restrictions lapse, the participant generally will recognize ordinary income equal to the fair market value of the shares as of that date, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time subject to any limits imposed under Section 162(m). If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted shares, the participant generally will recognize ordinary income as of the date of grant equal to the fair market value of the common shares as of that date, less any amount the participant paid for the shares, and we generally will be allowed a corresponding tax deduction at that time. Any future appreciation in the shares generally will be taxable to the participant at capital gains rates. However, if the restricted shares are later forfeited, the participant generally will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

Stock Units

A participant generally does not recognize income, and the Company generally will not be allowed a tax deduction, at the time a stock unit, such as an RSU or DSU, is granted. When the stock units vest and are settled for cash or shares, the participant generally will be required to recognize as income an amount equal to the fair market value of the shares or the amount of cash on the date of settlement, and the Company generally will be allowed a corresponding tax deduction at that time subject to any limits imposed under Section 162(m). Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as capital gain or loss for which we are not entitled to a deduction.

Market Value

As of March 13, 2026, the closing price of Ally common stock was $36.14.

Registration with the SEC

If our shareholders approve the 2026 ICP, we will file with the SEC a Registration Statement on Form S-8, as soon as reasonably practical after the approval, to register the new shares available for issuance under the 2026 ICP.

New Plan Benefits

As described above, the CNGC, in its discretion, will select the participants who receive awards and the size and types of those awards under the 2026 ICP, if the plan is approved by our shareholders. Therefore, the awards that will be made to particular individuals or groups of individuals in the future under the 2026 ICP are not currently determinable.

140 • 2026 Proxy Statement

The awards granted in 2025 under the Prior Plans, which would not have changed if the 2026 ICP had been in place instead of the Prior Plans, are set forth in the following table.

	2021 ICP		Director Plan
Name and Position	Dollar Value ($)(a)	Number of Units	Dollar Value ($)	Number of Units
Michael G. Rhodes	7,203,055	184,410	—	—
Russell E. Hutchinson	2,400,002	61,444	—	—
William C. Hall Jr.	1,762,543	45,124	—	—
Stephanie N. Richard	1,080,010	27,650	—	—
Douglas R. Timmerman	2,220,014	56,836	—	—
All current executive officers, as a group	15,944,487	408,205	—	—
All non-employee directors, as a group	—	—	1,939,840	53,043
All non-executive officer employees, as a group	111,680,342	2,814,901	—	—
(a) The dollar value of the awards were calculated by multiplying the number of shares underlying awards granted in 2025 by the applicable grant date fair value.

Vote Required and Recommendation

For this Proposal 4, a FOR vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on this Proposal 4 will have the same effect as voting AGAINST.

The Board recommends that shareholders vote FOR the approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan, amended and restated effective as of May 6, 2026.

Ally Financial Inc. • 141

Proposal 5

Approval of the
Ally Financial Inc.
Employee Stock
Purchase Plan

•
Shareholders are being asked to approve an amended and restated Ally Financial Inc. Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the plan by 10,000,000 additional shares of our common stock.
•
Due to the participation of our employees in the plan, the current authorized share pool under the plan is nearly exhausted.

The Board recommends that shareholders vote FOR the approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 6, 2026.

Overview

We are asking our shareholders to approve the Ally Financial Inc. Employee Stock Purchase Plan (ESPP), which is intended to amend and restate the Ally Financial Inc. Employee Stock Purchase Plan that was approved by our shareholders on May 4, 2021 (2021 ESPP). The shares available for issuance under the 2021 ESPP are nearing exhaustion. The Board believes it is in the best interest of the Company to continue to provide our employees with an opportunity to purchase shares of our common stock at a discount, contributing to an owner’s mentality among our employees. As a result, upon the recommendation of the CNGC, the Board adopted the ESPP on May 6, 2026, subject to approval by our shareholders. The ESPP is intended to qualify as an “employee stock purchase plan” for purposes of Section 423 of the IRC.

How We Determined the Number of Shares to Request for the ESPP

In connection with the design and adoption of the ESPP, the Board and the CNGC carefully considered our anticipated future equity needs, employee participation rates under the 2021 ESPP, and the advice of the CNGC’s independent compensation consultant. Subject to shareholder approval, the aggregate number of shares authorized under the ESPP is 12,333,889 shares, which consists of: 2,333,889 shares that remain available for issuance under the 2021 ESPP as of December 31, 2025, and 10,000,000 additional shares, subject to shareholder approval of the ESPP at the Annual Meeting.

If approved by our shareholders, the ESPP will amend and restate the 2021 ESPP.

If the ESPP is not approved by our shareholders, the 2021 ESPP will remain in effect in its current form, and we will continue to be able to provide our employees with an opportunity to purchase shares of our common stock at a discount under the 2021 ESPP until its termination (see Amendment and Termination below).

Considerations for the Approval of the ESPP

The ESPP is a broad-based plan intended to give employees the ability to invest in the Company on favorable terms with the benefits provided under the U.S. tax code, as described below. As such, the ESPP is intended as a tool to help attract, retain, incentivize, and reward our employees. By providing a way for our employees to invest in the Company, the ESPP serves to align our employees’ interests with those of our shareholders. We believe that the number of shares being requested for authorization under the ESPP will last between ten and eleven years.

142 • 2026 Proxy Statement

Summary of the ESPP

The following is a summary of the principal features of the ESPP. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the ESPP, a copy of which has been filed with the SEC with this proxy statement as Appendix C.

Purpose

The purpose of the ESPP is to provide employees with an opportunity to purchase shares thereby further aligning the interests of our employees with those of our shareholders.

Eligibility

Any of our active employees (including active employees of our designated subsidiaries on a given offering date (i.e., the first trading day of an offering period) selected by the CNGC) is eligible to participate in the ESPP; however, employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the ESPP or an offering if participation is prohibited under applicable local law or if complying with applicable local laws would cause the ESPP or an offering to violate Section 423 of the IRC. Additionally, no employee may be granted a purchase right under the ESPP if immediately after the grant such employee would own our capital stock and/or hold outstanding purchase rights to purchase capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or if his or her rights to purchase capital stock under all of our employee stock purchase plans accrues at a rate that exceeds $25,000 worth of such stock (determined at the fair market value of the shares of such stock at the time such purchase right is granted) for each calendar year in which such purchase right is both outstanding and exercisable.

As of December 31, 2025, there were approximately 10,293 employees eligible to participate in the ESPP.

Authorized Shares

The maximum number of shares authorized for sale under the ESPP may not exceed, in the aggregate, 12,333,889 shares, which consists of: 2,333,889 shares that remain available for issuance under the 2021 ESPP as of December 31, 2025 and 10,000,000 additional shares, subject to shareholder approval of the 2026 ESPP at the Annual Meeting.

Administration

The CNGC administers the ESPP and has authority to (i) interpret, construe, apply and make final determinations regarding the plan, (ii) resolve disputes and questions that may arise under the plan, (iii) adopt rules of procedure, administrative guidelines, and take such other actions as may be necessary to implement and consistent with the terms of the plan, (iv) construe, interpret, reconcile any inconsistency in, correct any default in, and supply any omission in the plan, (v) apply the terms of the plan and any participation election or other instrument or agreement, (vi) determine eligibility, (vii) determine the terms and conditions of any purchase right under the plan, (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the plan, (ix) in certain circumstances, amend an outstanding purchase right or grant a replacement purchase right for a purchase right previously granted, and (xi) make any other determination and take any other action deemed necessary or desirable for the administration of the plan. Notwithstanding the foregoing, the Board retains all of the authority and responsibility granted to the CNGC under the ESPP.

Offering Period

The ESPP will have consecutive offering periods with a new offering period commencing approximately every six months, as determined by the CNGC.

Enrollment and Contribution

An eligible employee may become a participant in the ESPP by completing, within the prescribed enrollment period prior to the applicable offering date, a participation election, at which time the participant may elect to have payroll deductions made on each pay day during the applicable offering period in an amount not exceeding 10% of the compensation received by the participant on each pay day during the offering period. The Company may permit eligible employees participating in a specified offering to contribute amounts to the ESPP through payment by cash, check or other means to comply with non-U.S. requirements, provided that such contributions may not exceed 10% of the compensation received each pay day during the offering period.

Ally Financial Inc. • 143

Purchase Right

On the offering date of each offering period, each eligible employee participating in the offering period will be granted a right to purchase on the purchase date (i.e., the last trading day of the offering period) a number of shares determined by dividing such employee’s payroll deductions accumulated prior to the purchase date by the applicable purchase price, which will be no less than the lower of 85% of the closing price of a share of our common stock on the offering date or 85% of the closing price of a share of our common stock on the purchase date. The CNGC may increase or decrease the maximum number of shares that an eligible employee may purchase during each offering period.

Purchase of Shares

On the purchase date, the maximum number of shares that may be purchased with the accumulated payroll deductions in the participant’s account will be purchased for the participant at the applicable purchase price (as described above). Fractional shares may not be purchased, and any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will, at our discretion, be returned to the participant or be retained in the participant’s account for the subsequent offering period.

Delivery of Shares

As soon as reasonably practicable after each purchase date on which a purchase occurs, we will arrange for the delivery to each participant of the shares purchased to the participant’s brokerage or plan account in a form determined by us.

Withdrawal

A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to purchase shares under the ESPP by giving notice in a form or manner and time prescribed by us on or prior to each purchase date.

Termination of Employment

Unless otherwise determined by us, upon a participant’s employment termination for any reason, the participant will be deemed to have elected to withdraw from the ESPP and the payroll deductions credited to the participant’s account during the offering period but not yet used to purchase shares under the ESPP will be returned to the participant.

Change in Control

In the event of a change in control of the Company (which is defined consistently with the 2026 ICP), the offering period then in progress will be shortened and end on a new purchase date, which will be before the date of the proposed merger or change in control. We will notify each participant in writing, at least ten business days prior to the new purchase date, that the purchase date for the applicable period has been changed to the new purchase date and that shares will be purchased automatically for the participant on the new purchase date. The CNGC may provide for an alternative process that provides participants with the economic equivalent of the benefits described above, which may include terminating any open offering period that is in effect prior to a change in control and returning any participant contributions.

Adjustments

The CNGC may proportionately adjust the maximum number of shares available under the ESPP, the maximum number of shares each participant may purchase during the offering period or over a calendar year under the $25,000 limitation and the per share price used to determine the purchase price for any increase or decrease in the number of issued shares resulting from any nonreciprocal transaction between us and our shareholders (e.g., a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend) that affects our common stock or the price of our common stock and cause a change in the per share value of the shares underlying outstanding purchase rights.

144 • 2026 Proxy Statement

Amendment and Termination

Subject to any applicable law or government regulation and to the rules of the stock exchange on which our shares may be listed or quoted, the Board may amend, modify, suspend or terminate the ESPP without the approval of our shareholders; however, no amendment may make any change in any purchase right previously granted that adversely affects the rights of any participant without the consent of the affected participant. To comply with Section 423 of the Code, we will obtain shareholder approval of any amendment in such a manner and to such a degree as required. Without shareholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the CNGC may change the offering periods, limit the frequency or number of changes in the amount withheld during an offering period, establish holding periods applicable to shares acquired under the ESPP, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant to adjust for delays or mistakes in our processing of any properly completed participation election, establish reasonable waiting and adjustment periods, accounting, or crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation and establish such other limitations or procedures as the CNGC determines.

Effective Date and Term

The ESPP is effective as of May 6, 2026, subject to shareholder approval. The ESPP is scheduled to expire on May 6, 2036, unless, prior to that date, the Board terminates the ESPP or all purchase rights are exercised in connection with a dissolution or liquidation or change in control.

U.S. Federal Income Tax Consequences

The ESPP and the right to purchase shares granted to participants under the ESPP are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of by the participant. Upon a sale or other disposition of the shares, the participant’s tax consequences will generally depend upon his or her holding period with respect to the shares. If the shares are sold or disposed of more than two years after the first day of the relevant offering period and one year after the date of acquisition of the shares, the participant will recognize ordinary income equal to the lesser of (1) the applicable percentage discount of the fair market value of the shares purchased and (2) the excess of the fair market value of the shares at the time of such sale or disposition over the applicable purchase price. Any additional gain on such sale or disposition will be treated as long-term capital gain. We are generally not allowed a tax deduction for such ordinary income or capital gain.

If shares are disposed of before the expiration of these holding periods, the difference between the fair market value of such shares at the time of purchase and the purchase price will be treated as income taxable to the participant at ordinary income rates in the year in which the sale or disposition occurs. In such case, we will generally be entitled to a deduction in an amount equal to the ordinary income required to be realized by the participant.

Market Value

As of March 13, 2026, the closing price of Ally common stock was $36.14.

Registration with the SEC

If our shareholders approve the ESPP, we will file with the SEC a Registration Statement on Form S-8, as soon as reasonably practical after the approval, to register the new shares available for issuance under the ESPP.

Ally Financial Inc. • 145

New Plan Benefits

The future benefits or amounts that would be received under the ESPP are not determinable at this time as both participation in the ESPP and the amounts that participants elect to contribute are voluntary.

The awards granted in 2025 under the 2021 ESPP, which would not have changed if the ESPP had been in place instead of the 2021 ESPP, are set forth in the following table.

Name and Position	Dollar Value ($)(a)	Number of Units
Russell E. Hutchinson	22,330	638
William C. Hall Jr.	22,330	638
Douglas R. Timmerman	22,380	638
All current executive officers, as a group	90,970	2,568
All non-employee directors, as a group	—	—
All non-executive officer employees, as a group	38,756,038	1,018,073

(a) The dollar value of the awards were calculated by multiplying the number of shares underlying awards granted in 2025 by the applicable grant date fair value; participation varied by executive across offering periods.

Vote Required and Recommendation

For this Proposal 5, a FOR vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on this Proposal 5 will have the same effect as voting AGAINST.

The Board recommends that shareholders vote FOR the approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 6, 2026.

146 • 2026 Proxy Statement

Proposal 6

Shareholder
Proposal

John Chevedden has advised us that he intends to submit the following proposal for consideration at the Annual Meeting.

Proposal 6 - Give Shareholders a More Reasonable Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.

There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.

To guard against the Ally Financial Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.

Shareholders may especially seek a less burdensome right to call for a special shareholder meeting at a company that scores so poorly in executive pay as Ally Financial. Ally Financial scored 10 for executive pay with 10 being the worse possible score. Plus 37% of Ally Financial shares rejected executive pay in 2025. A 5% rejection is often the norm at well-performing companies. Plus Ally Financial shareholders have no related right to act by written consent.

This proposal topic received between 51% and 72% support each in 2024 at Jabil, Warner Brothers Discovery, ANSYS, Vertex Pharmaceuticals and DexCom.

There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.

In the vast majority of cases or in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.

With the widespread use of online shareholder meetings it is much easier for a company to conduct a special shareholder meeting online, in the unlikely event that a special shareholder meeting ultimately takes place, and the Ally Financial governing documents thus need to be updated accordingly.

Please vote yes:

Give Shareholders a More Reasonable Ability to Call for a Special Shareholder Meeting - Proposal 6

Statement of Ally's Board Recommending a Vote Against this Proposal

Our Board recommends a vote AGAINST the shareholder proposal because:

•
Our bylaws already provide a right for shareholders owning 25% or more of our shares to call a special meeting.
•
Our 25% ownership threshold was based, in part, on shareholder feedback and provides shareholders with a meaningful right that appropriately balances the rights of all shareholders.

Ally Financial Inc. • 147

•
Our current special meeting right aligns with broader market practice, and we have instituted a number of other governance best practices to protect shareholders' rights and ensure we are considering their perspectives.

Our Board has evaluated the proposal and, for the reasons described below, recommends AGAINST the shareholder proposal.

Currently, shareholders holding 25% of the outstanding Common Stock of the Company have the right to call a special meeting. In selecting this 25% ownership threshold—which was based, in part, on shareholder feedback—and in opposing this shareholder proposal, the Board concluded that a 25% threshold remains in the best interest of the Company and its shareholders. This provision demonstrates our commitment to instituting leading governance practices.

The Board believes this 25% threshold provides shareholders with a meaningful right to call a special meeting while ensuring that a reasonable number of shareholders consider a matter important enough to merit such a meeting, in light of the burdens of special meetings on the Company. While the right to call special meetings is an important shareholder right in that it provides an avenue to resolve extraordinary matters that cannot wait until the next annual meeting to be addressed, special meetings are costly and time-consuming for management and the Board. Frequent special meetings would impose financial and administrative burdens and divert the Board and management's attention from matters important to Ally's business. Furthermore, permitting shareholders with only 10% of our Common Stock with this right could lead to a small group of shareholders using this mechanism to serve narrow interests that are not shared by our broader shareholder base, without providing any corresponding benefit to the Company and our shareholders as a whole.

As of February 2026, a 25% special meeting ownership threshold is the most commonly adopted threshold by S&P 500 companies that provide shareholders with the right to call special meetings. Additionally, the rules governing companies listed on the NYSE and incorporated under Delaware law already require us to submit certain matters to a vote of shareholders for approval at shareholder meetings, such as director elections, say-on-pay votes, shareholder proposals, mergers, large share issuances, and the adoption of equity-based compensation plans.

Beyond our special meeting right, we strive to provide regular opportunities for shareholders to voice their perspectives. The Board recognizes the importance of active shareholder engagement and is responsive to shareholder feedback obtained from multiple forums. The Board maintains open lines of communication with our shareholders throughout the year and provides ample opportunity for our shareholders to raise appropriate matters at our annual meetings. See Shareholder Engagement and Responsiveness in this Proxy Statement for more information on our robust shareholder engagement program.

Complementing our ongoing engagement efforts, Ally has adopted governance best practices that further support shareholder rights, including:

•
We have an independent Board (except for our CEO), independent Chairman of the Board, and independent Board committees;
•
Our director nominees are elected annually;
•
Majority voting standard applies to uncontested director elections;
•
We do not require supermajority voting standards to amend our governing documents;
•
Our bylaws provide shareholders with a proxy access right;
•
Service on other public-company boards is limited;
•
Self-assessment of the Board and Board committees is conducted annually; and
•
We have a single-class voting structure.

Given the Company’s existing right for shareholders to call a special meeting with a 25% ownership threshold, coupled with the Company’s strong corporate governance framework, the Board believes that this proposal is unnecessary and not in the best interests of the Company and its shareholders.

The Board recommends that shareholders vote AGAINST this shareholder proposal.

148 • 2026 Proxy Statement

General

Information
About the Annual Meeting

Date and Time: Wednesday, May 6, 2026, at 9:00 a.m. Eastern Time	Location: www.virtualshareholdermeeting.com/ALLY2026 with the provided 16-digit control number	Record Date: March 13, 2026	Proxy Mail Date: On or about March 18, 2026

Meeting Admission

Shareholders of record or their proxies and beneficial owners of our Common Stock may attend the Annual Meeting by logging in at www.virtualshareholdermeeting.com/ALLY2026 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions included with the proxy materials. If you are not a shareholder or do not have a control number, you may still access the virtual meeting webcast as a guest, but you will not be able to ask questions or vote at the meeting. We recommend that shareholders afford themselves ample time to complete the log-in process in advance of the commencement of the Annual Meeting at 9:00 a.m. Eastern Time. You may log in at www.virtualshareholdermeeting.com/ALLY2026 up to 15 minutes in advance of the scheduled time for the Annual Meeting to commence. If any log-in difficulties are encountered, please call the technical support number on the log-in page.

It is important to Ally that our shareholders have robust participation rights in our Annual Meeting, and providing shareholders with the ability to attend the Annual Meeting from any location is designed to facilitate broad participation. Shareholders of record or their proxies and beneficial owners of our Common Stock who attend and participate in the Annual Meeting will have an opportunity to submit questions during the meeting. Questions may also be submitted by shareholders in advance of the Annual Meeting by visiting www.proxyvote.com and following the instructions provided there. To submit questions either in advance of or during the Annual Meeting, a shareholder will need to provide the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions included with the proxy materials. Questions that comply with the rules of conduct will be addressed during the Annual Meeting to the extent that time permits. The rules of conduct will be posted at www.virtualshareholdermeeting.com/ALLY2026 before the Annual Meeting commences. Answers to any questions that are not addressed during the Annual Meeting due to time constraints may be posted on our website at www.ally.com/about/investor/events-presentations.

Distribution of Proxy Materials

We use the internet as our primary means of furnishing proxy materials to our shareholders, including the notice and proxy statement, a proxy card, and our 2025 Annual Report. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send to shareholders a notice with instructions for accessing the proxy materials and voting via the internet. The notice will also explain how shareholders may obtain paper copies of our proxy materials if they so choose. Some shareholders have elected to receive all proxy materials electronically and will, therefore, only receive an email notifying them of the availability of the proxy materials. Internet transmission and voting are designed to be efficient, minimize cost, and conserve natural resources.

Ally Financial Inc. • 149

We encourage shareholders to enroll in electronic delivery of proxy materials. Electronic delivery offers immediate and convenient access to the proxy materials, and it helps us reduce paper usage and our printing and shipping costs.

Registered shareholders can update their preferred delivery method at www.proxyvote.com. Beneficial shareholders should contact their Broker to obtain instructions on how to enroll in electronic delivery.

Additionally, an Americans with Disability Act (ADA)-accessible version of this year's proxy statement and annual report will be posted on our website at https://www.ally.com/about/investor/.

Householding

SEC rules allow the delivery of one proxy statement, annual report, or Notice of Internet Availability of Proxy Materials, as applicable, to all shareholders who share an address if specified conditions are met. This is called householding and can minimize the costs involved in printing and delivering proxy materials as well as the associated impact on the environment. For eligible shareholders who share an address, we are sending only one proxy statement, annual report, or Notice of Internet Availability of Proxy Materials, as applicable, to that address unless we received instructions to the contrary from any shareholder at that address.

If you are a beneficial owner but not the record holder of our Common Stock, your Broker may household our proxy statements, annual reports, or notices of internet availability, as applicable, for all shareholders at your address unless that Broker has received contrary instructions from one or more of the affected shareholders. If you want this householding to cease or if you want householding to commence, please notify your Broker.

If you are registered holder through Computershare and want this householding to cease or if you want householding to commence, please contact our transfer agent, Computershare, toll free at 1-800–522-6645. You may also write to Computershare at P.O. Box 43006, Providence, RI, 02940-3006.

If you did not receive a separate copy of our Proxy Statement, Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, and you would like one, we will promptly provide you with a separate copy if you request one by contacting us as follows:

Ally Financial Inc.

c/o Corporate Secretary

601 S. Tryon Street

Ste. 100

Charlotte, NC 28202

(866) 710-4623

Solicitation

The solicitation of your proxy is made on behalf of the Board of Directors of Ally Financial Inc. for use at our 2026 Annual Meeting to be held virtually on May 6, 2026, and any adjournment or postponement of the meeting. References in this Proxy Statement to we, us, our, the Company, and Ally refer to Ally Financial Inc. and its consolidated subsidiaries, unless the context requires otherwise.

This Proxy Statement and the related form of proxy will first be sent or given on or about March 18, 2026, to the shareholders of record of our Common Stock at the close of business on March 13, 2026 (Record Date). This Proxy Statement and our Annual Report for the year ended December 31, 2025, also will first be made available on our website at www.ally.com/about/investor/sec-filings/, free of charge, at or about the same time.

We will pay the costs of preparing the proxy materials and soliciting proxies, including the reasonable charges and expenses of Brokers for forwarding proxy materials to beneficial owners and updating proxy cards and directions. In addition to our solicitation of proxies, your proxy may be solicited by telephone, facsimile, internet, email, or in person by directors, officers, or regular employees of Ally or its affiliates who will receive no additional compensation for doing so. Ally has retained Innisfree M&A Incorporated to assist with the solicitation of proxies from certain shareholders for a fee of approximately $25,000 plus reimbursement for certain expenses.

150 • 2026 Proxy Statement

Voting Rights and Procedures

Shareholders of record at the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, 307,918,244 shares of our Common Stock were issued and outstanding and, therefore, eligible to be voted at the Annual Meeting. Only one class of our Common Stock exists, and each share is entitled to one vote.

Shareholders of record or record holders have shares of our Common Stock registered in their names with our transfer agent, Computershare Inc. Beneficial owners, in contrast, own shares of our Common Stock that are held in “street name” through a Broker. Beneficial owners generally cannot vote their shares directly and must instead instruct their Brokers how to vote the shares. If you are a beneficial owner of our Common Stock, your proxy is being solicited through your Broker.

You may vote FOR, AGAINST, or ABSTAIN on each of the proposals. The Board recommends that you vote as follows:

Proposal	Board Voting Recommendations	Effect of Abstentions and Broker Non-Votes	Vote Required for Approval

1	FOR the election of each of the 12 nominees to our Board	Abstentions and Broker non-votes have no effect	The number of votes cast "for" a director nominee must exceed the number of votes cast "against" that director nominee*

2	FOR the advisory resolution approving the compensation paid to our named executive officers	Abstentions have the effect of a vote against and Broker non-votes have no effect	A majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal

3	FOR the ratification of the Audit Committee’s engagement of Deloitte as the Company’s independent registered public accounting firm for 2026	Abstentions have the effect of a vote against; Broker non-votes have no effect and are not expected for this matter as it is a routine proposal	A majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal
4	FOR the approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan	Abstentions have the effect of a vote against and Broker non-votes have no effect	A majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal
5	FOR the approval of the Ally Financial Inc. Employee Stock Purchase Plan	Abstentions have the effect of a vote against and Broker non-votes have no effect	A majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal
6	AGAINST the shareholder proposal	Abstentions have the effect of a vote against and Broker non-votes have no effect	A majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal

* If the election of directors in Proposal 1 unexpectedly becomes contested—that is, an election where the number of properly nominated director candidates exceeds the number of directors to be elected—plurality voting will apply. This means that the seats on the Board will be filled by the director nominees who receive the highest number of FOR votes. Voting AGAINST or ABSTAIN in a contested election will have no effect on the outcome.

Under Delaware law, if a director is not elected at the Annual Meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Company’s Governance Guidelines, our director resignation policy will apply as described further in Proposal 1 - Election of Directors with respect to incumbent nominees. Any non-incumbent nominees who are not elected would not join the Board. We do not anticipate that any nominee will become unavailable for election. If that were to happen for any reason, however, the shares represented by proxies and voting for a director nominee who unexpectedly becomes unavailable will be voted instead for a substitute candidate nominated by the Board, unless the Board elects to reduce its size.

Ally Financial Inc. • 151

When this Proxy Statement was printed, we did not know of any matter to be presented at the Annual Meeting other than the above proposals. If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting your shares on the matter. We currently do not anticipate that any other matter will be presented at the Annual Meeting.

We strongly encourage all shareholders to submit their votes in advance of the Annual Meeting, even if you are planning to attend the virtual meeting webcast.

Internet	QR Code	Telephone	Mail	Live Webcast
www.proxyvote.com/ ALLY	Scan the QR Code on your proxy card or Notice of Internet Availability of Proxy Materials	See the phone number provided on your proxy card	See the address provided on your proxy card	www.virtualshareholdermeeting.com/ALLY2026

If you are a record holder, you may vote your shares (1) through the internet; (2) by telephone; (3) by completing, signing, dating, and returning your proxy card in the provided envelope; or (4) by ballot during the meeting. Other proxy materials that you receive together with this Proxy Statement contain the website address and the telephone number for internet or telephone voting. Internet or telephone votes or completed, signed, and dated proxy cards must be received prior to the Annual Meeting in order to be counted. If you as a record holder submit a valid proxy prior to the Annual Meeting but do not provide voting instructions, your shares will be voted according to the recommendations of the Board described earlier in this section.

If you are a beneficial owner, you may not vote your shares directly but instead may instruct your Broker how to vote your shares. You should receive materials from your Broker with directions on how to provide voting instructions. Those materials also will identify the time by which your Broker must receive your voting instructions. The availability of internet or telephone voting will depend on the processes adopted by your Broker. For Proposals 1-2 and 4-6, if you are a beneficial owner of shares, your Broker is not permitted to vote your shares if no instruction is received from you. For Proposal 3, your Broker can exercise discretion in voting your shares if no instruction is received from you.

You may revoke or change your proxy at any time before the vote is taken at the Annual Meeting. If you are a record holder, you may revoke or change your proxy by (1) executing and delivering a later-dated proxy for the same shares in compliance with the requirements described in this Proxy Statement; (2) voting the same shares again over the internet or telephone prior to the Annual Meeting; (3) voting a ballot during the meeting; or (4) notifying the Secretary of your revocation of the proxy prior to the Annual Meeting. If you are a beneficial owner, you must follow the directions provided to you by your Broker.

Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions, and confirm that shareholders’ instructions have been recorded properly. While we and Broadridge Financial Solutions, Inc. do not charge shareholders any fees for voting by internet or telephone, there may still be costs—such as usage charges from internet service providers and telephone companies—for which shareholders are responsible when voting by internet or telephone.

Recommendations for Directorship

Shareholders and other parties may recommend candidates for directorship to be considered by the CNGC at any time outside of our Bylaws. To do so, written notice should be sent to Ally Financial Inc., c/o Corporate Secretary, 601 S. Tryon Street, Ste. 100, Charlotte, NC 28202. The notice should indicate the name, age, and address of the person being recommended; the person's principal occupation or employment for the last five years; other public company boards on which the person serves; whether the person would qualify as independent as the term is

152 • 2026 Proxy Statement

defined under NYSE listing standards; and the class and number of shares of Ally securities owned by the person. The CNGC may require additional information to determine the qualifications of the person being recommended. The notice should also state the name and address of, and the class and number of shares of Ally securities owned by, the person or persons making the recommendation. Any such shareholder recommendation would be considered no differently than recommendations from any other source.

Shareholder Proposals and Director Nominations for the 2027 Annual Meeting

Shareholders intending to submit a proposal, including nominations for directorship or items of business as part of the 2027 Annual Meeting, should review the following table, which summarizes the processes. The following table is qualified in its entirety by reference to SEC Rules 14a-8 and 14a-19 and our Bylaws.

	Proposals Submitted for Inclusion in our 2027 Proxy Statement (i.e., SEC Rule 14a-8)	Nominees Submitted for Inclusion in our 2027 Proxy Statement (i.e., proxy access)	Nominees and Other Proposals Outside SEC Rule 14a-8 to be Presented at our 2027 Annual Meeting (i.e., advance notice)
Description of the Type of Proposal	SEC rules permit shareholders to submit proposals to us for inclusion in our proxy statement by satisfying the requirements set forth in SEC Rule 14a-8.

Shareholders meeting the requirements set forth in the Company’s Bylaws may submit nominees to be included in the Company’s proxy statement. Primary among these requirements is that the shareholder (or group of up to 20 shareholders) must have held 3% of our outstanding Common Stock for at least three years. Such shareholder(s) may nominate up to the greater of (i) two Board seats or (ii) 20% of the Board.

The Company’s Bylaws permit shareholders to present nominees or proposals directly at the Company’s annual meeting (and not for inclusion in the Company’s proxy statement) by satisfying the requirements set forth in our Bylaws.

When the Proposal Must be Received*

Under SEC Rule 14a-8, the proposal typically must be received not less than 120 calendar days before the first anniversary of the date of the proxy statement released to shareholders for the prior year’s annual meeting. This means, for the 2027 Annual Meeting, no later than November 18, 2026.

Pursuant to the Company’s Bylaws, a proxy access nomination must be received not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date that the Company first mailed its proxy statement for the annual meeting of the previous year. This means, for the 2027 Annual Meeting, such notice must be received between October 19, 2026 and November 18, 2026.

Pursuant to the Company’s Bylaws, nominations and other proposals outside SEC Rule 14a-8 must be received not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. This means, for the 2027 Annual Meeting, such notice must be received between January 6, 2027 and February 5, 2027.

What to Include in the Proposal	The information necessary to be in compliance with SEC Rule 14a-8; however, submission of a proposal does not guarantee inclusion within our proxy statement.	The information set forth in the Company’s Bylaws.	The information set forth in the Company’s Bylaws.
Where to Send the Proposal	Ally Financial Inc. c/o Corporate Secretary 601 S. Tryon Street Ste. 100 Charlotte, NC 28202

Ally Financial Inc. • 153

* Should the 2027 Annual Meeting be advanced or delayed more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, then alternate deadlines apply.

Cautionary Notice About Forward-looking Statements and Other Terms

This Proxy Statement and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future.

Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. While no list of assumptions, risks, or uncertainties could be complete, some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2025, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our SEC filings). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This Proxy Statement and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in this Proxy Statement or the related communication.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

Information Not Incorporated by Reference

The Compensation Committee Report and the Audit Committee Report, each contained in this Proxy Statement, are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Exchange Act, except to the extent we specifically incorporate such information by reference.

References in this Proxy Statement to our website or other publicly available publications and information, including but not limited to our various ESG reporting and our People, Purpose, and Impact Report, are provided for the convenience of our shareholders. None of the information or data included on our websites or accessible at such links is incorporated into this Proxy Statement and shall not be deemed to be part of this Proxy Statement or any other filings with the SEC.

154 • 2026 Proxy Statement

Service Mark, Trademark, and Copyright Information

We own or have rights to use the trademarks, trade names, and service marks that we use in conjunction with the operation of our business, including, but not limited to: Ally® and Do It Right®. All other trademarks, trade names, and service marks included in this Proxy Statement are the property of their respective owners.

© 2026 Ally Financial Inc.

IF YOU RECEIVED A PRINTED PROXY, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD.

Ally Financial Inc. • 155

Appendix A

The following are reconciliations of identified non-GAAP
financial measures to comparable GAAP financial measures.

Note: The totals in the tables may not foot due to rounding.	2025	2024	2023	2022
Adjusted Earnings Per Share (EPS) Calculation
Numerator ($ in millions)
GAAP Net Income Available to Common Shareholders	$742	$558	$847	$1,604
Discontinued Operations, Net of Tax	0	1	2	1
Core Original Issue Discount	66	56	48	42
Repositioning and Other	562	150	201	77
Change in Fair Value of Equity Securities	(51)	6	(107)	215
Tax on: Core OID, Repo. Items & Change in Fair Value of Equity Securities (21% starting 1Q18)	(109)	(40)	(30)	(70)
Significant Discrete Tax Items	(18)	—	(94)	61
Core Net Income Available to Common Shareholders [a]	$1,192	$731	$867	$1,929
Denominator
Weighted-Average Shares Outstanding—(Diluted, thousands) [b]	313,043	310,160	305,135	318,629
Adjusted EPS [a] ÷ [b] * 1,000	$3.81	$2.35	$2.84	$6.06
Adjusted Efficiency Ratio ($ in millions)
Numerator
GAAP Noninterest Expense	$5,386	$5,179	$5,163	$4,687
Rep and Warrant Expense	—	—	—	—
Insurance Expense	(1,525)	(1,453)	(1,316)	(1,133)
Repositioning and Other	(345)	(150)	(217)	(77)
Adjusted Noninterest Expense for Adjusted Efficiency Ratio [a]	$3,516	$3,576	$3,630	$3,477
Denominator
Total Net Revenue	$7,914	$8,181	$8,234	$8,428
Core Original Issue Discount	66	56	48	42
Insurance Revenue	(1,725)	(1,621)	(1,532)	(1,107)
Repositioning Items	522	—	—	—
Adjusted Net Revenue for Adjusted Efficiency Ratio [b]	$6,777	$6,616	$6,750	$7,363
Adjusted Efficiency Ratio [a] ÷ [b]	51.9%	54.1%	53.8%	47.2%
Core Return on Tangible Common Equity (ROTCE)
Numerator ($ millions)
GAAP Net Income Available to Common Shareholders	$742	$558	$847	$1,604
Discontinued Operations, Net of Tax	—	1	2	1
Core Original Issue Discount	66	56	48	42
Repositioning and Other	562	150	201	77
Change in Fair Value of Equity Securities	(51)	6	(107)	215
Tax on: Core OID, Repo. Items & Change in Fair Value of Equity Securities (21% starting 1Q18)	(109)	(40)	(30)	(70)
Significant Discrete Tax Items	(18)		(94)	61
Core Net Income Available to Common Shareholders [a]	$1,192	$731	$867	$1,929
Denominator (5-period average, $ billions)
GAAP Shareholder’s Equity	$14.7	$13.9	$13.2	$14.3
Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)
Goodwill & Identifiable Intangibles, net of Deferred Tax Liabilities	(0.3)	(0.7)	(0.9)	(0.9)
Tangible Common Equity	12.0	10.8	10.1	11.1

Ally Financial Inc. • A-1

Note: The totals in the tables may not foot due to rounding.	2025	2024	2023	2022
Tax-Effected Core Original Issue Discount Balance	(0.6)	(0.6)	(0.6)	(0.7)
Adjusted Tangible Common Equity [b]	$11.5	$10.2	$9.4	$10.4
Core Return on Tangible Common Equity [a] ÷ [b] ÷ 1,000	10.4%	7.1%	9.2%	18.5%
Core Original Issue Discount Amortization Expense (excl. accelerated OID)	$66	$56	$48	$42
Other OID	8	12	13	11
GAAP Original Issue Discount Amortization Expense	$74	$68	$61	$53
Outstanding Issue Discount Amortization Balance ($ millions)
Core Outstanding Original Issue Discount Amortization Balance (Core OID Balance)	$(671)	$(736)	$(793)	$(841)
Other Outstanding OID Balance	(18)	(27)	(39)	(40)
GAAP Outstanding Original Issue Discount Balance	$(689)	$(763)	$(831)	$(882)
Net Financing Revenue (ex. Core OID) ($ millions)
GAAP Net Financing Revenue	$6,176	$6,014	$6,221	$6,850
Core OID	66	56	48	42
Net Financing Revenue (ex. Core OID) [a]	$6,242	$6,070	$6,269	$6,892
Adjusted Other Revenue ($ millions)
GAAP Other Revenue	$1,738	$2,167	$2,013	$1,578
Accelerated OID & Repositioning Items	522		—	—
Change in Fair Value of Equity Securities	(51)	6	(107)	215
Adjusted Other Revenue [b]	$2,209	$2,173	$1,906	$1,793
Adjusted Total Net Revenue [a] + [b]	$8,451	$8,243	$8,175	$8,685
Adjusted Tangible Book Value per Share
Numerator ($ billions)
GAAP Common Shareholder’s Equity	$13.2	$11.6	$11.4	$10.5
Goodwill and Identifiable Intangible Assets, Net of Deferred Tax Liabilities	(0.2)	(0.6)	(0.7)	(0.9)
Tangible Common Equity	13.0	11.0	10.7	9.6
Tax-effected Core Original Issue Discount (21% starting 4Q17)	(0.5)	(0.6)	(0.6)	(0.7)
Adjusted Tangible Book Value [a]	$12.5	$10.4	$10.0	$9.0
Denominator
Issued Shares Outstanding (period-end, thousands) [b]	308,493	305,388	302,459	299,324
Metric
GAAP shareholder’s equity per share	$50.2	$45.5	$45.3	$43.0
Preferred Equity	(7.5)	(7.6)	(7.7)	(7.8)
GAAP Common Shareholder’s Equity per Share	$42.7	$37.9	$37.6	$35.2
Goodwill and Identifiable Intangible Assets, Net of Deferred Tax Liabilities per Share	(0.6)	(2.0)	(2.4)	(3.0)
Tangible Common Equity per Share	$42.1	$35.9	$35.2	$32.2
Tax-effected Core Original Issue Discount Balance (21% starting 4Q17) per Share	(1.7)	(1.9)	(2.1)	(2.2)
Adjusted Tangible Book Value per Share [a] ÷ [b]	$40.4	$34.0	$33.1	$30.0

Ally believes that the non-GAAP financial measures here may be useful to readers, but these are supplemental to and not a substitute for GAAP financial measures.

Adjusted Earnings per Share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP earnings per share for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core Original Issue Discount, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant

A-2 • 2026 Proxy Statement

other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable, for respective periods.

Adjusted Efficiency Ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted Efficiency Ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable, for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core Original Issue Discount.

Adjusted Tangible Book Value Per Share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core Original Issue Discount balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of deferred tax liabilities (DTLs), and (2) tax-effected Core Original Issue Discount balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered. In December 2017, tax-effected Core Original Issue Discount balance was adjusted from a statutory U.S. federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core Original Issue Discount balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in the future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

Adjusted Total Net Revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue.

Core Net Income Available to Common Shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common shareholders adjusts GAAP net income available to common shareholders for discontinued operations net of tax, tax-effected Core Original Issue Discount expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable, for respective periods.

Core Original Issue Discount (Core OID) amortization expense is a non-GAAP financial measure for Original Issue Discount, and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances.

Core Outstanding Original Issue Discount Balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

Core Pre-tax Income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. Management believes Core Pre-Tax Income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

Ally Financial Inc. • A-3

Core Return on Tangible Common Equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that support core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

•
In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to January 1, 2018 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.
•
In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

Core ROTCE excluding Other Comprehensive Income (Core ROTCE excl. OCI) is used for measuring performance under the PSUs granted in 2023, 2024, and 2025. In addition to the adjustments described earlier for Core ROTCE, GAAP shareholder’s equity in the denominator of Core ROTCE excl. OCI is further adjusted for OCI balances.

Tangible Common Equity is a non-GAAP financial measure that is defined as common shareholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core ROTCE, tangible common equity is further adjusted for Core OID balance and net deferred tax asset.

Net Financing Revenue (excluding OID) excludes Core OID.

Total Shareholder Value (TSV) is a non-GAAP financial measure that is defined as growth in adjusted TBVPS share plus dividends per share.

Measurement of Performance for PSUs

Consistent with the ICP, for purposes of measuring performance under the PSUs granted by the Company, the CNGC has excluded from Core ROTCE, Core ROTCE excl. OCI, and TSV the impact of designated items so that these performance goals reflect factors that management can directly control and that payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operation of the business.

For the PSUs granted in 2021, 2022, 2023, 2024, and 2025 the designated items were—in each case, to the extent material and not taken into account in establishing the target levels—(1) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters, (2) the effect of changes in law applicable to Ally which shall be measured based on the effect of the changes on revenue, income, assets and liabilities demonstrably caused by such changes in law, (3) the effect of changes in accounting principles, including any related accounting restatements, (4) income, expenses, gains or losses from discontinued operations, (5) the charges and other costs and balance sheet impacts associated with any acquisition, divestiture, restructuring or pre-payment or other early retirement of outstanding debt, and, in the case of an acquisition, any income or loss associated with the acquired business or assets during the performance window, (6) any items that are categorized as unusual in nature or infrequently occurring within the meaning of GAAP, and (7) the charges and other costs associated with wars, terrorism, geopolitical incidents, natural disasters, pandemics, or similar conditions or events.

A-4 • 2026 Proxy Statement

Appendix B

Ally Financial Inc.
Incentive Compensation
Omnibus Plan

(amended and restated effective as of May 6, 2026)

Section 1. Purpose. The purpose of the Ally Financial Inc. Incentive Compensation Omnibus Plan (the “Plan”) is to motivate and reward certain employees who are expected to contribute significantly to the success of Ally Financial Inc. (the “Company”) and to attract and retain the services of non-employee Directors of the Company by providing equity-based compensation, thereby furthering the best interests of the Company and its shareholders. As of the Effective Date (as defined in Section 20), no further awards will be made under the Non-Employee Directors Equity Compensation Plan (the “Director Plan”) and the Director Plan will remain in effect only so long as awards made thereunder remain outstanding. Moreover, as of the Effective Date, the Plan replaces the Director Plan and equity awards granted to non-employee Directors of the Company will be administered in accordance with the terms and conditions of the Plan.

Section 2. Definitions. As used in the Plan, the following terms will have the meanings set forth below:

(a) “Affiliate” means (i) any entity that owns or controls, is owned or controlled by, or is under common control with, the Company and (ii) any entity in which the Company, directly or indirectly, has a significant equity interest; in each case as determined by the Committee.

(b) “Annual Director Award” means an Award granted annually to Directors, pursuant to the Director Compensation Practices.

(c) “Annual Meeting” means a regular annual meeting of the shareholders of the Company scheduled by the Company.

(d) “Award” means any Option, SAR, Restricted Stock, RSU, Performance Award, DSU or Other Stock-Based Award granted under the Plan (including any Replacement Award).

(e) “Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(f) “Beneficiary” means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, such Participant’s Beneficiary will be such Participant’s estate.

(g) “Board” means the board of directors of the Company.

(h) “Business Unit” means a single business or product line or related group of businesses or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division.

(i) “Cause” means, with respect to any Participant, except as otherwise provided in such Participant’s Award Agreement or severance plan applicable to such Participant, such Participant’s:

(i) conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude;

(ii) willful and continued failure to perform the Participant’s duties (other than such failure resulting from the Participant’s authorized time off or leave, death, or Disability); or

(iii) willful misconduct (including, but not limited to, a willful breach of the restrictive covenants set forth in Section 9 or any other agreement between the Participant and the Company) that is or may reasonably be expected to have a material adverse effect on the reputation or interests of the Company.

Ally Financial Inc. • B-1

(j) “Change in Control” means the occurrence of any one or more of the following events:

(i) any “person” (as defined in Section 13(d) of the Exchange Act), other than an employee benefit plan or trust maintained by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;

(ii) at any time during a period of 36 consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved (the “Incumbent Directors”) cease for any reason to constitute a majority of members of the Board; provided that, notwithstanding the foregoing, no such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board will in any event be considered to be an Incumbent Director; or

(iii) the consummation of (A) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other corporation or entity, unless immediately following the merger, consolidation or reorganization (x) the voting securities of the Company outstanding immediately prior to such merger, consolidation or reorganization continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (as applicable, the “Ultimate Entity”), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (y) the Incumbent Directors in office immediately prior to such merger, consolidation or reorganization continue to represent at least 50% of the board of directors of the Ultimate Entity, (B) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (C) the liquidation or dissolution of the Company.

(k) “CIC Period” means the period of time beginning on a Change in Control and through the twenty-four (24) month anniversary of the Change in Control.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.

(m) “Committee” means the Compensation, Nominating, and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.

(n) “Competitive Activity” means an activity that is in direct competition with the Company or any of its Affiliates in any of the states within the United States, or countries within the world, in which the Company or any of its Affiliates conducts business with respect to a business in which the Company or any of its Affiliates engaged or was preparing to engage during employment and on the date of the Termination of Service.

(o) “Director” means a member of the Board who is not an employee of the Company or any subsidiary thereof.

(p) “Director Compensation Practices” means the director compensation practices determined by the Committee and approved by the Board, as in effect from time to time.

(q) “Disability” means, except as may otherwise be provided in such Participant’s Award Agreement: (i) in the case of an employee Participant, (A) a long-term disability that entitles the Participant to disability income payments under any long-term disability plan or policy provided by the Company under which the Participant is covered, as such plan or policy is then in effect, or (B) if such Participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “Disability” means disability within the meaning of Treasury Reg. Sec. 1.409A-3(i)(4); and (ii) in the case of a Participant who is a Director of the Company, a physical or mental illness or condition rendering an individual unable to effectively serve as Director, as determined by the Committee.

(r) “DSU” means a contractual right granted under the Plan that is denominated in Shares. Each DSU represents a right to receive the value of one Share on the terms and conditions set forth in the Plan and the applicable Award Agreement. Awards of DSUs may include the right to receive dividend equivalents.

B-2 • 2026 Proxy Statement

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act will include any successor provision thereto.

(t) “Fair Market Value” means, with respect to a Share or any other property on any day, the fair market value determined by such methods or procedures as will be established from time to time by the Committee. Unless the Committee determines otherwise or as otherwise set forth in the Plan, Fair Market Value will be equal to the reported closing price of a Share on the trading day prior to the applicable date on the principal stock exchange on which the Shares are then traded or, if no Shares have traded on such exchange on such date, then on the most recent date on which Shares have traded on such exchange.

(u) “Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted in accordance with the provisions of Section 6, which meets the requirements of Section 422 of the Code.

(v) “Non-Qualified Stock Option” means an option representing the right to purchase Shares from the Company, granted in accordance with the provisions of Section 6, that is not an Incentive Stock Option.

(w) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(x) “Other Stock-Based Award” means an Award granted in accordance with the provisions of Section 11.

(y) “Participant” means the recipient of an Award granted under the Plan.

(z) “Performance Award” means an Award granted in accordance with the provisions of Section 9.

(aa) “Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

(bb) “Qualifying Termination” means, with respect to any employee Participant, as defined in such Participant’s Award Agreement or severance plan applicable to such Participant (including a term of similar import).

(cc) “Replacement Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or an Affiliate with which the Company or an Affiliate, directly or indirectly, combines.

(dd) “Retirement” means, as it pertains to employees, except as may otherwise be provided in such Participant’s Award Agreement, Termination of Service other than for Cause following attainment of (i) 10 years of service to the Company and its Affiliates and the total of age and years of service to the Company and its Affiliates equals 60 or (ii) age 65; provided that, under either circumstance, Participant has given the Company at least 90 days’ advance notice of their intent to retire, it being understood that the Company may waive or shorten, but not lengthen, this notice requirement in its sole discretion.

(ee) “Restricted Stock” means any Share granted in accordance with the provisions of Section 8.

(ff) “RSU” means a contractual right, granted in accordance with the provisions of Section 8, that is denominated in Shares. Each RSU represents a right to receive the value of one Share. Awards of RSUs may include the right to receive dividend equivalents.

(gg) “Sale of a (or such) Business Unit” means, whether effected directly or indirectly, or in one transaction or a series of transactions:

(i) any merger, consolidation, reorganization or other business combination pursuant to which a Business Unit and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that results in a “change in control” of the Business Unit (utilizing the criteria described in Section 2(j)(i) or (iii) but substituting Business Unit for Company); or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Business Unit or the capital stock of the subsidiaries of the Company comprising the Business Unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.

(hh) “SAR” means any right, granted in accordance with the provisions of Section 7, to receive upon exercise by a Participant or settlement the excess of (i) the Fair Market Value of one Share on the date of exercise or

Ally Financial Inc. • B-3

settlement over (ii) the exercise or hurdle price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

(ii) “Shares” means shares of the Company’s common stock.

(jj) “Ten Percent Shareholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and of any subsidiary or parent corporation of the Company.

(kk) “Termination of Service” means, (i) in the case of an employee Participant, cessation of the employment relationship such that the Participant is no longer an employee of the Company or Affiliate, (ii) in the case of a Participant who is an independent contractor or other service provider, the date the performance of services for the Company or an Affiliate has ended, or (iii) in the case of a Participant who is a Director, the Participant’s cessation of service as a Director; provided, however, that in the case of an employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as a Director or an independent contractor will not be deemed a cessation of service that would constitute a Termination of Service. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code).

Section 3. Eligibility.

(a) Any (i) employee of the Company or any Affiliate and (ii) Director of the Company is eligible to be selected to receive an Award under the Plan.

(b) Holders of options and other types of awards granted by a company or other business that is acquired by the Company or with which the Company combines are eligible for grants of Replacement Awards under the Plan.

Section 4. Administration.

(a) The Plan will be administered by the Committee. To the extent the Board determines it is appropriate (i) for grants of Awards to comply with the director independence requirements of the principal stock market or exchange on which the Shares are quoted or traded, any action by the Committee will require the approval of Committee members who are independent, within the meaning of and to the extent required by applicable rulings and interpretations of such stock market or exchange; and (ii) for Awards to qualify for the exemption available under Rule 16b-3(d)(1) or 16b-3(e) under the Exchange Act, any action by the Committee will require the approval of Committee members who are each a non-employee Director within the meaning of Rule 16b-3 under the Exchange Act. The Board may designate one or more Directors as a subcommittee who may act for the Committee if necessary to satisfy the requirements of this Section 4. To the extent permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, the Committee may delegate to one or more members of the Committee or officers of the Company (including any subcommittee of the Committee or committee of officers) the authority to grant Awards, including off-cycle, new hire, promotion or retention Awards, except that such delegation will not be applicable to any Award for a person then covered by Section 16 of the Exchange Act. The Committee may establish rules for the administration of the Plan.

(b) Subject to the terms of the Plan and applicable law, the Committee (or its delegate), in its sole discretion, will have complete authority on behalf of the Company to: (i) designate Participants; (ii) determine the type or types of Awards (including Replacement Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to Awards under the Plan will be deferred either automatically or at the election of the holder thereof or the Committee in a manner consistent with Section 409A of the Code; (vi) determine the other terms and conditions of any Award; (vii) construe, interpret, administer the Plan and any Award Agreement , and any instrument or agreement relating to the Plan and determine disputed facts related thereto; provided that, with respect to all claims or disputes arising out of any determination of the Committee that materially adversely affects a Participant’s rights, (A) the affected Participant shall file a written claim with the Committee for review, explaining the reasons for such claim and (B) the Committee’s decision must be written and must explain the decision; (viii) establish, amend, suspend or waive such rules and procedures as it will deem appropriate or desirable for the administration of the Plan; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent

B-4 • 2026 Proxy Statement

that the Committee will deem desirable to carry it into effect; (x) appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it will deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

(c) All decisions of the Committee will be entitled to the maximum deference permitted by law and will be final, conclusive, non-reviewable, non-appealable and binding upon all parties or entities, including the Company, its shareholders, any Affiliate, and Participants, Beneficiaries and any person claiming any benefit or right under an Award or under the Plan.

Section 5. Shares Available for Awards and Annual Director Award Limit.

(a) Subject to adjustment as provided in Section 5(d), the maximum number of Shares available for issuance for Awards granted on or after the Effective Date (as defined in Section 20) will not exceed 27,480,936 Shares in the aggregate. Such maximum number will not take into account any Shares relating to Replacement Awards.

(b) Subject to adjustment as provided in Section 5(d), no Participant may be granted in any single fiscal year:

(i) Options and SARs that relate to more than 2,000,000 Shares;

(ii) (A) Performance Awards denominated in Shares (other than Performance Awards granted in the form of Options or SARs) which could result in delivery to the Participant of greater than 1,000,000 Shares under the operation of the applicable performance goal or formula and (B) Performance Awards settled in cash which could result in a payout to the Participant in an amount greater than the Fair Market Value of 1,000,000 Shares under the operation of the applicable performance goal or formula.

Notwithstanding the foregoing, (1) the limitations set forth above in this Section 5(b) will not apply to such Awards to the extent such Awards are granted as Replacement Awards, (2) if the Committee determines to settle an Award specified in Section 5(b)(ii)(A) in cash, the maximum aggregate amount of cash that may be paid pursuant to such Awards in a fiscal year will be equal to the per share Fair Market Value multiplied by the number of Shares eligible for settlement under such Award; and (3) each of the limits set forth in Sections 5(b)(i)-(ii) will be multiplied by two for Awards granted to a Participant in the year employment or service with the Company or any of its Affiliates commences. The maximum number of Shares available for issuance under Incentive Stock Options will be 27,480,936.

(c) Subject to adjustment as provided in Section 5(d), the maximum number of Shares subject to Awards granted during a single fiscal year to any Director, taken together with any cash fees paid during the fiscal year to the Director in respect of the Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board) will not exceed $750,000 in total value (with the value of any such Awards determined based on the grant date value of the Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Directors, as the Committee may determine in its discretion, provided that the Director receiving such additional compensation may not participate in the decision to award such compensation.

(d) If any Award is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated, lapsed or cash-settled Award will again be available for grant under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or SAR are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld will be added to the Shares available for Awards under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes upon settlement of an Option or SAR, (ii) any Shares tendered or withheld to pay the exercise price of Options, (iii) any Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof, and (iv) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(e) In the event that the Committee determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares

Ally Financial Inc. • B-5

pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee will, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash) any or all of:

(i) the number and type of Shares (or other securities) or the amount of cash or other property which thereafter may be made the subject of Awards, including the limits specified in Sections 5(a) and 5(b);

(ii) the number and type of Shares (or other securities) or the amount of cash or other property subject to outstanding Awards (including, as necessary or appropriate, any applicable performance targets or criteria with respect thereto); and

(iii) the grant, purchase, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

provided, however, that the number of Shares subject to any Award denominated in Shares will always be a whole number.

(f) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

Section 6. Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee will determine:

(a) The exercise price per Share under an Option will be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise price will not be less than the Fair Market Value of a Share on the date of grant of such Option (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value).

(b) The term of each Option will be fixed by the Committee but will not exceed 10 years from the date of grant of such Option (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five years). Other than for Incentive Stock Options, if the Option would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term will extend to 30 days subsequent to the termination of the prohibition.

(c) The Committee will determine the time or times at which an Option may be exercised in whole or in part.

(d) The Committee will determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or satisfied.

(e) The terms of any Incentive Stock Option granted under the Plan will comply in all respects with the provisions of Section 422 of the Code. An Incentive Stock Option may only be granted to an employee Participant.

(f) No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.

Section 7. Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee will determine:

(a) SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.

(b) The exercise or hurdle price per Share under a SAR will be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise or hurdle price will not be less than the Fair Market Value of a Share on the date of grant of such SAR (or if granted in connection with an Option, on the date of grant of such Option).

B-6 • 2026 Proxy Statement

(c) The term of each SAR will be fixed by the Committee but will not exceed 10 years from the date of grant of such SAR. If the SAR would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term will extend to 30 days subsequent to the termination of the prohibition.

(d) The Committee will determine the time or times at which a SAR may be exercised or settled in whole or in part.

(e) The Committee will determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the amount owing upon exercise or settlement of a SAR may be made or satisfied.

(f) No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs.

Section 8. Restricted Stock and RSUs. The Committee is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee will determine.

(a) Shares of Restricted Stock and RSUs will be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award will not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes vested.

(b) Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate will be registered in the name of the Participant and will bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(c) At the discretion of the Committee, any Restricted Stock or RSU may be designed as a Performance Award subject to Section 9.

(d) The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

(e) The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU may be made.

Section 9. Performance Awards. The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee will determine:

(a) Performance Awards may be denominated as a cash amount, number of Shares or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award will constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award will be determined by the Committee. If the Performance Award relates to Shares on which dividends are declared prior to vesting or satisfaction of the relevant performance condition, the Performance Award will not provide for the payment of such dividend (or dividend equivalent) to the Participant prior to the time at which such Performance Award, or applicable portion thereof, is vested and the relevant performance condition satisfied.

(b) Settlement of Performance Awards will be in cash, Shares, other Awards, other property, net settlement or any combination thereof, in the discretion of the Committee. Performance Awards will be settled only after the end of the relevant Performance Period. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.

Ally Financial Inc. • B-7

Section 10. DSUs. The Committee is authorized to grant DSUs to non-employee Director Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee will determine:

(a) DSUs will be subject to no restrictions or such restrictions as the Committee may impose (including any limitation on the right to receive any dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, if a DSU Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award will not provide for the payment of a dividend equivalent to the Participant prior to the time at which such Award, or applicable portion thereof, becomes vested.

(b) Unless otherwise specifically provided in an Award Agreement and except as provided in Section 15(f), no DSU Award will be settled and no Shares will be delivered in respect thereof prior to the Participant’s Termination of Service.

(c) The Committee will determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, in which payment of the amount owing upon settlement of any DSU Award may be made or satisfied.

Section 11. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or Business Units or any other factors designated by the Committee, and Awards (including unrestricted Shares) in settlement of awards granted under any other plan of the Company. The Committee will determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 will be purchased for such consideration and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement or any combination thereof, as the Committee will determine, provided that the purchase price therefor will not be less than the Fair Market Value of such Shares on the date of grant of such right. Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award will not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, is vested.

Section 12. Initial Director Award. Each new Director who is elected or appointed to the Board for the first time following the first Board meeting on or after the Effective Date (as defined in Section 20) may be granted a one-time Award of DSUs, Options and/or Other Stock-Based Awards covering a number of Shares and bearing such terms as determined by the Committee and approved by the Board from time to time pursuant to the Company’s Director Compensation Practices.

Section 13. Director Retainer Awards.

(a) Each Director who continues to serve as a Director as of the date of each Annual Meeting may be granted an Annual Director Award of DSUs, Non-Qualified Stock Options and/or Other Stock-Based Awards covering a number of Shares and bearing such terms as determined pursuant to the Director Compensation Practices.

(b) In the event that a Director joins the Board following the grant date of an Annual Director Award but prior to the grant date of the subsequent Annual Director Award, such Director may be granted a prorated Annual Director Award as determined pursuant to the Director Compensation Practices.

Section 14. Effect of Termination of Service. Except as may otherwise specifically be provided in an Award Agreement, Awards granted hereunder will be subject to the following provisions in the event a Participant incurs a Termination of Service while such Awards are outstanding and prior to the settlement thereof.

(a) If an employee Participant incurs a Termination of Service as a result of his death or Disability:

(i) all unvested Awards will become vested as of the date of such Termination of Service;

(ii) any such Awards that are Performance Awards for which the applicable Performance Period has not elapsed, will vest at the target level of performance;

(iii) Awards other than SARs and Options will be settled within 75 days of becoming vested; and

(iv) Options and SARs will become immediately exercisable as of the date of the Termination of Service and remain outstanding until the first anniversary of the date of such Termination of Service.

B-8 • 2026 Proxy Statement

(b) Notwithstanding any other provision of the Plan or any Award Agreement, if an employee Participant incurs a Termination of Service by the Company for Cause, all Awards will be immediately cancelled.

(c) If (i) an employee Participant’s Termination of Service is by reason of Retirement, (ii) in the case of an employee Participant employed by a Business Unit, an employee Participant’s Termination of Service is by reason of a Sale of such Business Unit, or (iii) an employee Participant who is employed primarily in connection with a Business Unit incurs a Termination of Service without Cause by the Company or a Qualifying Termination solely as a result of a Sale of such Business Unit (as determined by the Committee) during the 24-month period immediately following the Sale of such Business Unit:

(i) all unvested Awards will become vested as of the date of such Termination of Service;

(ii) Awards other than Options and SARs will be settled in accordance with their terms (including all applicable restrictive covenants); and

(iii) any vested Options and SARs will become immediately exercisable as of the date of the Termination of Service and will remain outstanding until the earlier of (A) the expiration of such Options or SARs and (B) the first anniversary of the date of such Termination of Service.

(d) If an employee Participant incurs a Termination of Service by the Company without Cause or otherwise as a result of a Qualifying Termination in circumstances that are not covered by Section 14(c):

(i) all unvested Awards, other than those portions of any Award scheduled to become vested within the 12 months following the date of Termination of Service, will be forfeited;

(ii) Awards and portions thereof not forfeited in accordance with Section 14(d)(i) above will become vested as of the date of the Termination of Service;

(iii) Awards other than Options and SARs will be settled in accordance with their terms (including all applicable restrictive covenants); and

(iv) Options and SARs will become immediately exercisable as of the date of the Termination of Service and will remain outstanding until the earlier of (A) the expiration of such Options or SARs and (B) the first anniversary of the date of such Termination of Service.

(e) If an employee Participant’s Termination of Service is not described in Sections 14(a)-(d), all unvested Awards will be forfeited upon Termination of Service.

(f) If a non-employee Director Participant incurs a Termination of Service while an Award is outstanding and prior to the settlement thereof:

(i) If a non-employee Director Participant’s service terminates due to death or Disability, any unvested Awards will vest on the date of such Termination of Service.

(ii) If a non-employee Director Participant’s service terminates for reasons other than death or Disability, any unvested Awards will be forfeited on the date of such Termination of Service.

(iii) Subject to any permitted deferral election that may apply under any other plan or arrangement of the Company, (A) any vested Options will remain exercisable until the earlier of (x) the expiration of such Options or (y) the first anniversary of the date of Termination of Service and (B) any vested Awards (other than Options) will be settled within 75 days of the date of Termination of Service; provided that if such 75-day period spans more than one calendar year, such Award will be settled in the second of such calendar years.

Section 15. Effect of Change in Control on Awards.

Notwithstanding the treatment of Awards provided in Section 14, in the event of a Change in Control, unless otherwise specifically provided in an Award Agreement or severance plan applicable to such Participant and except as provided in Section 15(f) with respect to non-employee Director Participants, outstanding Options and SARs will be treated as described in subsection (a) below; outstanding Restricted Stock and RSUs and Other Stock-Based Awards which are not Performance Awards will be treated as described in subsection (b) below; and outstanding Performance Awards will be treated as described in subsection (c) below.

(a) (i) If in connection with the Change in Control, any outstanding Option or SAR is not continued in effect or converted into an option to purchase or right with respect to stock of the Company or the survivor or successor (or its parent) in a manner that complies with Sections 424 and 409A of the Code, such outstanding Option(s) or SAR(s) will fully vest and become exercisable (in a manner consistent with the terms of the Award) upon such Change in Control; provided that (A) Options and SARs that are “in-the-money” as of the date of such

Ally Financial Inc. • B-9

Change in Control may be cancelled in exchange for payment of the applicable intrinsic value of such Options and SARs in the form of cash, Shares or other property (or a combination thereof) and (B) Options and SARs that are “out-of-the-money” as of the date of such Change in Control may be cancelled without the payment of any consideration to the Participant.

(ii) If outstanding Options or SARs are continued or converted in connection with the Change in Control, then, in the event of the Participant’s Termination of Service (A) by the Company or the survivor or successor (or its parent) without Cause or (B) due to a Qualifying Termination, in each case, within the CIC Period, such Options and SARs will fully vest and become exercisable upon such Termination of Service and will remain outstanding until the earlier of the expiration of such Options or SARs or the last day of the one-year period immediately following the date of such Termination of Service.

(b) (i) If in connection with the Change in Control, any outstanding Restricted Stock, RSU, or Other Stock-Based Award is not continued in effect or converted into restricted stock or restricted stock units with respect to the stock of the Company or the survivor or successor (or its parent), such outstanding Restricted Stock, RSU and Other Stock-Based Award will fully vest upon such Change in Control and be settled promptly thereafter.

(ii) If any outstanding Restricted Stock, RSU or Other Stock-Based Award is continued or converted in connection with the Change in Control, then, in the event of the Participant’s Termination of Service (A) by the Company or the survivor or successor (or its parent) without Cause or (B) due to a Qualifying Termination, in each case, within the CIC Period, such Restricted Stock, RSUs or Other Stock-Based Award will fully vest upon such Termination of Service. Any Restricted Stock, RSU or Other Stock-Based Award that becomes vested pursuant to this Section 15(b), including any time-based restricted stock, restricted stock units or cash award issued in substitution for Performance Awards pursuant to Section 15(c), will be settled within fifteen (15) days following such Termination of Service is paid or, if applicable, the first date thereafter that would not result in a violation of the requirements of Section 409A.

(c) Upon a Change in Control, outstanding Performance Awards will be converted into time-based restricted stock, restricted stock units or a cash award having a value. The (i) number of Shares underlying any such time-based restricted stock or restricted stock unit awards and (ii) value of any such cash awards, as applicable, will be determined based on the greater of target and actual performance with respect to the applicable performance goals as of the date of such Change in Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change in Control. The restricted stock, restricted stock units or cash award (as applicable) will vest and be settled in accordance with Section 15(b).

(d) For an Award to be validly continued or converted by the Company, survivor, or successor (or its parent) for purposes of this Section 15, the continued or converted award must: (i) provide the Participant with rights and entitlements substantially equivalent to or better than the rights and entitlements, applicable under the corresponding Award, including identical or better exercise or vesting schedules; (ii) have substantially equivalent value to the corresponding Award (determined in the discretion of the Committee at the time of the Change in Control); and (iii) if the corresponding Award is denominated in Shares, the continued or converted award must be denominated in equity securities that are traded on an established U.S. securities market, or an established securities market outside the United States upon which the Participants could readily trade such equity securities without administrative burdens or complexities (as determined by the Committee in its discretion).

(e) This Section 15(e) will apply if a Participant would be entitled to amounts under the Plan which, together with any other payments or benefits to such Participant, would constitute a “parachute payment” as defined in Section 280G of the Code. Notwithstanding any provision of this Plan or any Award, payments in respect of any Award will be reduced (after first reducing any cash payment, excluding any cash payment with respect to the acceleration of any Award, that is otherwise payable to the Participant and exempt from Section 409A of the Code and then reducing any other payments or benefits otherwise payable to the Participant on a pro rata basis or in such other manner that complies with Section 409A of the Code) if and to the extent that such reduction would result in a greater “Net After-Tax Amount,” as hereinafter defined, than such Participant would be entitled to in the absence of such reduction. For purposes hereof, “Net After-Tax Amount” will mean the net amount of all amounts to which such Participant is entitled that would or could constitute a “parachute payment,” after giving effect to all taxes applicable to such payments, including any tax under Section 4999 of the Code. The determination of whether and how any such payment reduction will be affected will be made by a nationally recognized accounting or consulting firm acceptable to the Participant and the Committee.

(f) Notwithstanding any other provision of the Plan, in the event of a non-employee Director Participant’s Termination of Service in connection with the Change in Control or the non-employee Director Participant’s removal from the Board or resignation from service as a Director at the request of the Board following the Change in Control, unless otherwise specifically provided in an Award Agreement, all outstanding unvested Awards will become fully exercisable, will vest and will be settled, as applicable, and any restrictions applicable to any Award will automatically lapse.

B-10 • 2026 Proxy Statement

Section 16. Restrictive Covenants.

Except to the extent the provisions of any Award Agreement specifically provide to the contrary, by accepting an Award hereunder, the Participant agrees to abide by the following covenants. Each Participant further agrees, by acceptance of an Award, that the breach of any such covenant will entitle the Company to cancel the Award without consideration, recoup the Award, or recover any amount previously paid or benefit realized upon exercise or settlement thereof.

(a) At all times that any Award is outstanding, and for a period of 24 months after the Termination of Service, Participant will not at any time, directly or indirectly, whether on behalf of himself or herself or any other person or entity (i) solicit any client or customer of the Company or any Affiliate with respect to a Competitive Activity; provided, however, that a subsidiary, division, segment, unit, etc., of the Participant’s subsequent employer(s) being in direct competition with the Company or any Affiliate will not constitute a Competitive Activity so long as the Participant has no direct or indirect responsibility or involvement in such subsidiary, division, segment, unit, etc., or (ii) solicit or employ any employee of the Company or any Affiliate, or any person who was an employee of the Company or any Affiliate during the 60-day period immediately prior to the Participant’s Termination of Service, for the purpose or with the effect of causing such employee to terminate his or her employment with the Company or such Affiliate. Notwithstanding the foregoing, this Section 16(a) will not apply to non-employee Director Participants.

(b) Participant will not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company or any of its Affiliates, including such trade secret or proprietary or confidential information of any customer or client or other entity to which the Company owes an obligation not to disclose such information, which he or she acquires during his or her employment with the Company and its Affiliates, including records kept in the ordinary course of business, except:

(i) as such disclosure or use may be required or appropriate in connection with his or her work as an employee of the Company; or

(ii) when required to do so by a court or other governmental authority with apparent jurisdiction to order him or her to divulge, disclose or make accessible such information; or

(iii) as to such confidential information that become generally known to the public or trade without his or her violation of this covenant;

(iv) to Participant’s spouse, attorney, or his or her personal tax and financial advisors as reasonably necessary or appropriate to advance the Participant’s tax, financial and other personal planning (each an “Exempt Person”), provided, however, that any disclosure or use of any trade secret or proprietary or confidential information of the Company by an Exempt Person will be deemed to be a breach of this Section 16(b) by the Participant.

Notwithstanding the foregoing, nothing in this Section 16(a) is intended to, and shall not, restrict or limit Participant from exercising Participant’s protected rights under Section 16(d).

(c) Participant is hereby notified that the U.S. Defend Trade Secrets Act of 2016, 18 U.S.C. 1833 (the “DTSA”) provides that an individual cannot be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (i) in confidence to federal, state or local government officials, either directly or indirectly, or to an attorney, and is solely for the purpose of reporting or investigating a suspected violation of the law; (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; or (iii) to the individual’s attorney in connection with a lawsuit for retaliation for reporting a suspected violation of law (and the trade secret may be used in the court proceedings for such lawsuit) as long as (x) any document containing the trade secret is filed under seal and (y) the trade secret is not disclosed except pursuant to court order. Participant will not make any statements or express any views that disparage the business reputation or goodwill of the Company or any of its Affiliates, investors, shareholders, officers, or employees. Notwithstanding the foregoing, nothing in this Section 16(a) is intended to, and shall not, restrict or limit Participant from exercising Participant’s protected rights under Section 16(d).

(d) Protected Activity. Notwithstanding anything contained herein, nothing in this Plan, and the provisions of this Section 16, is intended to and will not limit any Participant’s rights under applicable law to initiate communications directly with, provide information to, respond to any inquiries from, or report possible violations of law or regulation to any governmental entity or self-regulatory authority, or to file a charge with or participate in an investigation conducted by any governmental entity or self-regulatory authority, and Participant does not need the Company’s permission to do so. In addition, nothing in this Plan requires any Participant to notify the Company of a request for information from any governmental entity or self-regulatory authority or of the Participant’s decision to file a charge with or participate in an investigation conducted by any governmental entity or self-regulatory authority. Notwithstanding the foregoing, Participant recognizes that, in connection with the provision of information

Ally Financial Inc. • B-11

to any governmental entity or self-regulatory authority, Participant must inform such governmental entity or self-regulatory authority that the information the Participant is providing is confidential. In addition, the Participant is not permitted to reveal to any third party, including any governmental entity or self-regulatory authority, information that the Participant came to learn during the Participant’s service to the Company that is protected from disclosure by any applicable privilege, including the attorney-client privilege or attorney work product doctrine. The Company does not waive any applicable privileges or the right to continue to protect its privileged attorney-client information, attorney work product, and other privileged information. Nothing in this Plan will prevent or limit any Participant from recovering any bounty or monetary award from any governmental entity or regulatory or law enforcement authority in connection with information provided to any governmental entity or other protected “whistleblower” activity. Notwithstanding anything contained herein, nothing in this Plan, and the provisions of this Section 16, is intended to and will not preclude Participant from disclosing or discussing information lawfully acquired about wages, hours or other terms and conditions of employment if used for purposes protected by Section 7 of the National Labor Relations Act such as joining or forming a union, engaging in collective bargaining or engaging in other concerted activity for the mutual aid or protection of employees.

(e) If a Participant violates or threatens to violate any provisions of this Section 16, the Company will not have an adequate remedy at law. Accordingly, the Company will be entitled to such equitable and injunctive relief, without the posting of a bond, as may be available to restrain the Participant and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of this Section 16. Nothing in the Plan will be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of this Section 16, including the recovery of damages. If the Company is successful in enforcing its rights under this provision, the affected Participant will reimburse the Company for its legal fees and costs associated with such enforcement action.

Section 17. General Provisions Applicable to Awards.

(a) Awards will be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b) Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c) Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments. Any such payment will comply with Section 409A of the Code and any similar tax rules.

(d) Except as may specifically be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award will be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 17(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, will be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative, provided, however, that the Committee will not permit, and an Award Agreement will not provide for, any outstanding Award to be transferred or transferable to a third party for value or consideration without the approval of shareholders. The provisions of this Section 17(d) will not apply to any Award to the extent exercised or settled, as the case may be, and will not preclude forfeiture, recoupment of recovery of an Award in accordance with the terms thereof.

(e) A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.

(f) All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof will be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities and other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

B-12 • 2026 Proxy Statement

(g) Notwithstanding anything to the contrary, except as provided in Section 5(d) or in connection with a Change in Control, the Committee will not without the approval of the Company’s shareholders (i) reduce the exercise price per Share of an Option or SAR after it is granted or take any other action that would be treated as a repricing of such Award under the rules of the principal U.S. stock market on which the Company’s Shares are traded, or (ii) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value in exchange for cash or another Award.

(h) Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) will be subject to any clawback, recovery or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law, stock market or exchange rules and regulations, accounting or tax rules and regulations, or any applicable Company policy or arrangement, and will, to the extent required, cancel, recoup, recover or require reimbursement of any Awards granted to the Participant or any Shares issued or cash or other property received upon vesting, exercise or settlement of any such Awards or sale of Shares or other property underlying such Awards. As used in the Plan, the term “vest” or “vested” means, with respect to an Award, the portion of the Award that is not subject to forfeiture after a Participant’s Termination of Service and does not mean or otherwise indicate that the Participant has an unconditional or nonforfeitable right to the Award (which will be subject to the terms and conditions of this Plan, including this Section 17(h), and of the Award).

Section 18. Amendments and Termination.

(a) Except to the extent prohibited by applicable law or otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time as the Board will deem advisable; provided, however, that no such amendment, alteration, suspension, discontinuation or termination will be made without (i) shareholder approval, if such approval is required by applicable law, or any other requirement or restriction imposed by applicable law, or the rules or regulations of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(d) and Section 15, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (A) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (B) to impose any “clawback” recovery or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 17(h). Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax efficient manner and in compliance with local rules and regulations.

(b) The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(d) and Section 15, no such action will materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (i) to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (ii) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 17(h).

(c) The Committee will be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(d)) affecting the Company, or the financial statements of the Company, or of changes in applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Section 19. Miscellaneous.

(a) No employee, Director, Participant or other person will have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Directors, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan will be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

(b) Nothing in the Plan nor the grant of an Award will be construed as conferring upon any Participant the right to be retained in the employ of, or to continue to provide services to, the Board or the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant (or demote a

Ally Financial Inc. • B-13

Participant or exclude a Participant from future Awards under the Plan), free from liability, or any claim under the Plan, unless otherwise expressly provided in the Plan, in the Award Agreement or by the Committee.

(c) Nothing contained in the Plan will prevent the Board or the Company from adopting or continuing in effect other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) The Company or an Affiliate will be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Share withholding from an Award will be at the minimum statutory rate or, if determined by the Committee in its discretion, at such other rate, to the extent withholding at such other rate would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.

(e) If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in whole or in part in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision will be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement will remain in full force and effect.

(f) The Plan is intended to constitute an “unfunded” plan and neither the Plan nor any Award will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right will be no greater than the right of any unsecured general creditor of the Company.

(g) No fractional Shares will be issued or delivered pursuant to the Plan or any Award, and the Committee will determine whether cash or other property will be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto will be canceled, terminated or otherwise eliminated.

(h) Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law or accounting or tax rule, regulation or policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.

(i) As used in the Plan, (i) the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation” and (ii) reference to the “Code” or any other law includes any successor provisions or amendments thereto.

Section 20. Effective Date of the Plan. The Plan originally became effective as of March 3, 2014, and was first amended effective May 2, 2017 and second amended effective May 4, 2021. The Plan, as amended herein, is effective as of May 6, 2026 (“Effective Date”), subject to approval by the Company’s shareholders. Awards granted prior to the Effective Date will remain subject to the terms of the Plan in effect prior to the Effective Date except that the definition of “Retirement” in the Plan as amended herein will apply if more favorable for a Participant.

Section 21. Term of the Plan. No Award will be granted under the Plan after the earliest to occur of (i) May 6, 2036, (ii) the date of exhaustion of Shares available for issuance under the Plan have been issued or (iii) the date of the termination of the Plan in accordance with Section 18(a) or otherwise. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and all other authority of the Committee or the Board in connection with the Plan, will extend beyond such date.

Section 22. Regulatory Matters.

(a) With respect to Awards subject to Section 409A of the Code, the Plan and the applicable Award Agreements are intended to comply with the requirements of Section 409A of the Code, and the provisions of the

B-14 • 2026 Proxy Statement

Plan and any Award Agreement will be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan will be operated accordingly. With respect to Awards that are exempt from Section 409A of the Code, the Plan and the applicable Award Agreements are intended to preserve such exemption from the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement will be interpreted in a manner that satisfies such requirements of Section 409A of the Code, and the Plan will be operated accordingly.

(b) If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” will not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to such series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A- 3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents will be treated separately from the right to other amounts under the Award. To the extent required to comply with Section 409A of the Code, any payment due upon a Change in Control will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A of the Code, and in the event that such Change in Control does not constitute a “change in ownership” or “change in effective control” within the meaning of Section 409A of the Code, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A of the Code. To the extent required to comply with Section 409A of the Code, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A of the Code). To the extent required to comply with Section 409A of the Code, with respect to any required consent described in the Plan or the applicable Award Agreement, if such consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A of the Code, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any Participant on account of non-compliance with Section 409A of the Code.

(c) Awards hereunder may be subject to the requirements of any federal, State or other statute, regulation or other law that may govern executive compensation and apply to the Company. Notwithstanding any provision of Section 18 to the contrary, the Company will have the right to change this Plan or any Award, or interpret their respective provisions, so as to comply with such requirements.

Section 23. Data Privacy. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by or for the Participant, any holder or any Beneficiary to the Company or any Affiliate, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(a) administering and maintaining Participant, holder or Beneficiary records;

(b) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(c) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and

(d) transferring information about the Participant, holder or Beneficiary to any country or territory that may not provide the same protection for the information as the Participant’s, holder’s or Beneficiary’s home country.

Section 24. Governing Law. The Plan, each Award Agreement and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, will be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

Ally Financial Inc. • B-15

Appendix C

Ally Financial Inc.

Employee Stock
Purchase Plan

(amended and restated effective as of May 6, 2026)

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Shares. The Plan’s terms are defined in Section 2 below. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the Plan will be construed so as to extend and limit participation on a uniform and non-discriminatory basis consistent with the requirements of Section 423 of the Code. The Plan was originally effective as of April 10, 2014 and was first amended effective May 4, 2021, and is hereby amended and restated, effective as of the Effective Date (as defined below). Any Offering Period hereunder that commenced prior to the Effective Date shall be governed by the terms and conditions of the Plan as in effect prior to the Effective Date.

2. Definitions.

(a) “Affiliate” means (i) any entity that owns or controls, is owned or controlled by, or is under common control with, the Company and (ii) any entity in which the Company, directly or indirectly, has a significant equity interest; in each case as determined by the Committee.

(b) “Board” means the Board of Directors of the Company.

(c) “Change in Control” means the occurrence of any one or more of the following events:

(i)
any “person” (as defined in Section 13(d) of the Exchange Act), other than an employee benefit plan or trust maintained by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;
(ii)
at any time during a period of 36 consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved (the “Incumbent Directors”), cease for any reason to constitute a majority of members of the Board; provided that, notwithstanding the foregoing, no such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board shall in any event be considered to be an Incumbent Director; or
(iii)
the consummation of (A) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other corporation or entity, unless immediately following the merger, consolidation, or reorganization (x) the voting securities of the Company outstanding immediately prior to such merger, consolidation, or reorganization continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (as applicable, the “Ultimate Entity”), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (y) the Incumbent Directors in office immediately prior to such merger, consolidation, or reorganization continue to represent at least 50% of the board of directors of Ultimate Entity, (B) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company)

Ally Financial Inc. • C-1

of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (C) the liquidation or dissolution of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations, and guidance thereunder.

(e) “Committee” means the Compensation, Nominating, and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.

(f) “Company” means Ally Financial Inc., a Delaware corporation.

(g) “Compensation” means base pay, whether paid in cash, salary stock, or deferred cash, including regular base salary, overtime pay, regularly paid wage premiums (such as evening or shift premiums), and commissions, but excluding income from stock options or equity compensation awards, bonuses, and other compensation that is not part of base pay, unless otherwise determined by the Committee. For Participants outside the U.S., Compensation also includes 13th/14th month payments or similar concepts under applicable local law and such other wage components as determined by the Committee. The Committee may not delegate its responsibility regarding the meaning of “Compensation”.

(h) “Designated Subsidiary” means any Subsidiary selected by the Committee as eligible to participate in the Plan. The Committee may not delegate this responsibility.

(i) “Director” means a member of the Board.

(j) “Effective Date” means the date the Plan becomes effective in accordance with Section 24.

(k) “Eligible Employee” means any individual who is treated as an active employee in the records of the Company or any Designated Subsidiary, as applicable, in each case regardless of any subsequent reclassification by the Company, any Designated Subsidiary, any governmental agency, or any court; provided, however, in all cases, only after the first month following the completion of at least 30 days of service as an active employee of the Company, or Designated Subsidiary.

(i)
The Company may, prior to a particular Offering Date for a particular Offering and for all purchase rights to be granted on such Offering Date under such Offering, determine that the definition of Eligible Employee will or will not include an individual if such individual customarily works not more than twenty (20) hours per week or not more than five (5) months in any calendar year (or, in each case, such lesser period of time as the Company may determine); provided, however, that any such exclusion is applied with respect to each Offering in a uniform manner to all similarly-situated employees who otherwise would be Eligible Employees for that Offering.
(ii)
For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or the Designated Subsidiary so long as the leave does not exceed three (3) months or if longer than three (3) months, the individual’s right to reemployment is provided by statute or has been agreed to by contract or in a written policy of the Company or the Designated Subsidiary which provides for a right of reemployment following the leave of absence.
(iii)
The employment relationship will be treated as continuing intact where an Eligible Employee transfers employment between the Company and Designated Subsidiaries.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.

(m) “Fair Market Value” means, with respect to the Shares, as of any date, determined as follows:

(i)
the closing per-share sales price of the Shares (A) as reported by the NYSE composite tape for such date or (B) if the Shares are no longer listed on the NYSE

C-2 • 2026 Proxy Statement

but are listed on any other national stock exchange or national market system, as reported on the stock exchange composite tape for securities traded on such exchange for such date, or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares; or
(ii)
in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Company upon the reasonable application of a reasonable valuation method.

(n) “NYSE” means the New York Stock Exchange or any successor thereto.

(o) “Offering” means an offer under the Plan of a purchase right that may be exercised during an Offering Period as further described in Section 2(q). For purposes of this Plan, the Company may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees, or subsets thereof, will participate, even if the dates of the applicable Offering Periods of each such Offering are identical.

(p) “Offering Date” means the first Trading Day of each Offering Period.

(q) “Offering Period” means a period of six months during which a purchase right granted pursuant to the Plan may be offered, or such different period for the offer of the purchase right as may be established by the Committee. The first Offering Period under this Plan, as hereby amended and restated, shall commence on June 1st of the year in which the Effective Date occurs. In no event may an Offering Period exceed 27 months. The duration and timing of Offering Periods may be changed pursuant to Section 4.

(r) “Participant” means any Eligible Employee who participates in the Plan as described in Section 5.

(s) “Participation Election” means any written agreement(s), form(s), contract(s), or other instrument(s) or document(s) (in each case in paper or electronic form) established by and satisfactory to the Company evidencing that an Eligible Employee has elected to become a Participant in the Plan, which may, but need not necessarily, require execution by a Participant.

(t) “Plan” means the Ally Financial Inc. Employee Stock Purchase Plan (as amended and restated, effective as of the Effective Date).

(u) “Purchase Date” means the last Trading Day of each Offering Period.

(v) “Purchase Price” means a per-Share amount to be paid by a Participant to purchase a Share on any Purchase Date. Such Purchase Price will be no less than the lower of (i) eighty-five percent (85%) of the Fair Market Value of a Share on the Offering Date for the relevant Offering Period or (ii) eighty-five percent (85%) of the Fair Market Value of a Share on the Purchase Date for the relevant Offering Period. Such Purchase Price may be established by the Committee by any manner or method the Committee determines and subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule).

(w) “Share” means a share of common stock of the Company or such other security of the Company (i) into which such share will be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Company.

(x) “Subsidiary” means a “subsidiary corporation” of the Company whether now or in the future existing, as defined in Section 424(f) of the Code.

(y) “Trading Day” means a day on which the NYSE or, if the Shares are no longer listed on the NYSE, but are listed on any other national stock exchange or national market system, a day on which such other national stock exchange or national market system on which the Shares are listed is open for trading.

3. Eligibility.

(a) Any Eligible Employee on a given enrollment date for an applicable Offering Period (the “Enrollment Date”) will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b) Subject to the foregoing, any Eligible Employee on a given Offering Date is eligible to participate in the Plan; provided, however, that employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering if participation is prohibited under applicable local law or if complying with applicable local laws would cause the Plan or an Offering to violate Section 423 of the Code. Further, notwithstanding any provisions of the Plan to the contrary, no Eligible Employee may be granted a purchase

Ally Financial Inc. • C-3

right under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding purchase rights to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the Fair Market Value of the shares of such stock at the time such purchase right is granted) for each calendar year in which such purchase right is both outstanding and exercisable.

4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing approximately every six months, as determined by the Committee. Within the limitations set forth in Section 2(q), the Committee will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter. The Committee may not delegate this responsibility.

5. Participation. An Eligible Employee may participate in the Plan in Offering Periods pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the designated plan administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the designated plan administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the designated plan administrator.

6. Payroll Deductions or Contributions.

(a) At the time a Participant completes any Participation Election, he or she may elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation that he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on a Purchase Date, a Participant will have the payroll deductions made on such day applied to his or her account under the new Offering Period, unless otherwise provided by the Company and subject to withdrawal by the Participant as provided in Section 10. The Company may permit Eligible Employees participating in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means to comply with non-U.S. requirements; provided, however, that such contributions do not exceed 10% of the Compensation received each pay day, during the Offering Period. If elected by the Participant, enrollment in the Plan remains in effect for successive Offering Periods unless terminated as provided in Section 10.

(b) Payroll deductions or contributions, as applicable, for a Participant will commence on the first day of the full pay period on or following the Offering Date and end on the last pay day as determined by the Company in the Offering Period to which such authorization is applicable (subject to subsection 6(a)), unless sooner terminated by the Participant as provided in Section 10.

(c) Any payroll deductions or contributions made by a Participant will be in whole percentages only.

(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10 by completing any forms and following any procedures for withdrawal from the Plan as may be established by the Company. However, except to the extent necessary to comply with Section 423(b)(8) of the Code as described in Section 3, a participant’s payroll deductions or contributions may not be increased or decreased during an Offering Period.

(e) At the time that Shares are purchased under the Plan, if applicable, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s, its Subsidiary’s, or its Affiliate’s federal, state, or any other tax liability payable to any authority, national insurance, social security, payment-on-account or other tax obligations, if any, which arise as a result of participation in the Plan, including any liability of the Participant to pay an employer tax or social insurance contribution obligation which liability has been shifted to the Participant as a matter of law or contract. At any time, the Company, Subsidiary, or Affiliate, as applicable, may, but is not obligated to, withhold from the Participant’s Compensation the amount necessary for the Company, Subsidiary, or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company, its Subsidiary, or Affiliate, as applicable, any tax deductions or benefits attributable to sale or early disposition of Shares by the Eligible Employee. In addition, the Company, its Subsidiary, or Affiliate, as applicable, may withhold from the proceeds of the sale of Shares (i) a sufficient whole number of Shares otherwise issuable following purchase having an aggregate fair market value to pay applicable withholding obligations or (ii) by any other means set forth in the

C-4 • 2026 Proxy Statement

applicable Participation Election. Where necessary to avoid negative accounting treatment, the Company, its Subsidiary, or Affiliate will withhold taxes at the applicable statutory minimum withholding rates.

7. Grant of Purchase Right. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted a right to purchase on the Purchase Date for such Offering Period (at the applicable Purchase Price) up to a number of Shares determined by dividing such Eligible Employee’s payroll deductions or contributions accumulated prior to such Purchase Date by the applicable Purchase Price. The Committee may, for any Offering Period, increase or decrease the maximum number of Shares that an Eligible Employee may purchase during each Offering Period. The Committee may not delegate this responsibility. The purchase of Shares pursuant to the purchase right will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. Each purchase right expires on the last day of the Offering Period.

8. Purchase of Shares.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, on or before the Purchase Date, the maximum number of Shares as may be purchased with the accumulated payroll deductions or contributions in the Participant’s account will be purchased for such Participant at the applicable Purchase Price, subject to the limitations in Section 8(b). Fractional shares may not be purchased and in such event, any payroll deductions or contributions accumulated in a Participant’s account which are not sufficient to purchase a full Share will, at the discretion of the Company, be returned to the Participant or be retained in the Participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. During a Participant’s lifetime, Shares may be purchased pursuant to the Participant’s purchase right only by the Participant.

(b) Notwithstanding Section 7, a Participant in the Plan is permitted to purchase shares under all employee stock purchase plans of the Company and its subsidiaries at a rate that does not exceed $25,000 in Fair Market Value (determined at time the purchase right is granted) for each calendar year in which any stock purchase right is both outstanding and exercisable.

(c) If the Company determines that, on a given Purchase Date, the number of Shares with respect to which purchase rights are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Company may make a pro-rata allocation of the Shares available for purchase on such Purchase Date in as uniform a manner as practicable to be equitable among all Participants exercising purchase rights on such Purchase Date. The Company may make a pro-rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9. Delivery. By enrolling in the Plan, each Participant is deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Company. As soon as reasonably practicable after each Purchase Date on which a purchase of Shares occurs, the Company will arrange for the delivery to each Participant of the Shares purchased upon exercise of his or her purchase right to the Participant’s brokerage or Plan share account in a form determined by the Company. Notwithstanding any other provision of the Plan, unless otherwise determined by the Company or required by any applicable law, rule or regulation, the Company will not deliver to any Participant certificates evidencing Shares issued in connection with any purchase under the Plan, and instead such Shares will be recorded in the books of the brokerage firm selected by the Company, its transfer agent, or such other outside entity which is not a brokerage firm.

10. Withdrawal.

(a) A Participant may decide not to purchase Shares on or before a given Purchase Date and opt to withdraw all, but not less than all, the payroll deductions or contributions credited to his or her account and not yet used to purchase Shares under the Plan by giving notice in a form or manner and time prescribed by the Company prior to each Purchase Date. All of the Participant’s payroll deductions or contributions credited to his or her account will (i) be retained in such Participant’s account and used to purchase Shares at the next Purchase Date or (ii) be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s purchase right for the Offering Period will be terminated automatically, and no further payroll deductions or contributions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions or contributions will not resume at the beginning of the succeeding Offering Period unless he or she completes the process to re-enroll in the Plan.

(b) A Participant’s withdrawal from an Offering Period will have no effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offerings which commence after the termination of the Offering Period from which he or she has withdrawn.

Ally Financial Inc. • C-5

11. No Right to Employment. Participation in the Plan may not be construed as giving a Participant the right to be retained as an employee of the Company, Subsidiary, or Affiliate, as applicable.

12. Termination of Employment. Unless otherwise determined by the Company, upon a Participant’s employment termination for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions or contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares under the Plan will be returned to such Participant or, in the case of his or her death, to the person(s) entitled under Section 17, and such Participant’s purchase right will be terminated automatically.

13. Interest. No interest will accrue on the contributions of a Participant in the Plan, except as may be required by applicable law or as determined by the Company. If interest is required to accrue by the laws of a particular jurisdiction, such interest will apply to all Participants in the relevant Offering except to the extent exclusion is permitted by U.S. Treasury Regulation Section 1.423-2(f).

14. Shares Available for Purchase under the Plan.

(a) Basic Limitation. Subject to adjustment pursuant to Section 15, the Shares that may be sold under the Plan following the Effective Date will not exceed 12,333,889 Shares. For the avoidance of doubt, the limitation set forth in this section may be used to satisfy purchases of Shares under the Plan.

(b) Rights as an Unsecured Creditor. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of or broker selected by the Company), a Participant will only have the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares.

(c) Sources of Shares Deliverable at Purchase. Any Shares issued after purchase may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

15. Adjustments for Changes in Capitalization and Similar Events.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of Shares that may be made available for sale under the Plan, over a calendar year under the $25,000 limitation (pursuant to Section 8(b)), and the per-Share price used to determine the Purchase Price, will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any non-reciprocal transaction between the Company and its stockholders (such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, non-recurring cash dividend) that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per-share value of the Shares underlying outstanding purchase rights. Such adjustment will be made by the Committee, whose determination in that respect is final, binding and conclusive. The Committee may not delegate its authority to make adjustments pursuant to this paragraph. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof may be made with respect to, the number or price of Shares subject to a purchase right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will be shortened by setting a new Purchase Date (the “New Purchase Date”), and terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Company. The New Purchase Date will occur before the date of the Company’s proposed dissolution or liquidation. The Company will notify each Participant in writing, at least ten (10) U.S. business days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares will be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

(c) Change in Control. In the event of a Change in Control, the Offering Period then in progress will be shortened by setting a New Purchase Date and will end on the New Purchase Date. The New Purchase Date will be before the date of the Company’s proposed merger or Change in Control. The Company will notify each Participant in writing, at least ten (10) U.S. business days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares will be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10. The Committee may provide for an alternative process in regard to any Offering Period in progress at the time of the Change in Control that provides Participants with the economic equivalent (as determined by the Committee in its sole discretion) of the benefits contemplated in this Section 15(c), which alternative process may include terminating any open Offering Period that is in effect prior to a Change in Control and refunding any Participant contributions for such Offering Period (without interest).

C-6 • 2026 Proxy Statement

16. Administration.

(a) Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee, in its sole discretion, has complete authority on behalf of the Company to:

(i)
interpret, construe, apply, and make final determinations (including fact finding) regarding the Plan;
(ii)
resolve any and all disputes and questions that may arise under the Plan and determine disputed facts related thereto;
(iii)
adopt rules of procedure, administrative guidelines, and take such other actions as may be necessary or desirable to implement and consistent with the terms of the Plan;
(iv)
construe, interpret, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan;
(v)
apply the terms of the Plan and any Participation Election or other instrument or agreement relating to the Plan;
(vi)
determine eligibility under the Plan;
(vii)
determine the terms and conditions of any purchase right to purchase Shares under the Plan;
(viii)
establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan;
(ix)
amend an outstanding purchase right or grant a replacement purchase right for a purchase right previously granted under the Plan if, in the Committee’s discretion, it determines that:

(A) the tax consequences of such purchase right to the Company or the Participant differ from those consequences that were expected to occur on the date the purchase right was granted; or

(B) clarifications or interpretations of, or changes to, tax law or regulations permit purchase rights to be granted that have more favorable tax consequences other than initially anticipated; and

(x)
make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Delegation. Except as otherwise provided in the Plan, the Committee may delegate any of its administrative responsibilities as it deems appropriate provided such delegation is in writing.

(i)
As of the Effective Date, by this Plan document, the Committee delegates to the Company’s Chief Human Resources Officer, the Company’s Executive Director – Total Rewards, and such of their direct reports as either deems appropriate, the authority to administer the Plan consistent with its terms, subject to any limitations set forth in the Plan, and subject to further review as the Committee deems appropriate.
(ii)
Persons to whom the Committee delegates its authority have, subject to the Committee’s reviewing authority, the same authority as the Committee with regard to Plan administration.
(iii)
Written sub-delegations are permitted.

(c) Retained Authority of the Board. The Board will have all of the authority and responsibility granted to the Committee herein.

(d) Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any purchase right to purchase Shares granted under the Plan made by the Committee or its delegate will be entitled to maximum deference permitted by law and will be final, conclusive, non-reviewable, non-appealable and binding upon all persons, including the Company, Designated Subsidiary, Participant, Eligible Employee, or any beneficiary of such person, as applicable.

Ally Financial Inc. • C-7

(e) Indemnification. To the extent allowable pursuant to applicable law, the Board, each Director, the Committee, the Company’s Chief Human Resources Officer & Group Vice President and the Company’s Executive Director – Compensation, and such of their direct reports to whom authority has been delegated under this Plan (each such person, a “Covered Person”) will be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such Covered Person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she has acted in accordance with his or her duties and responsibilities to the Company under applicable law, and provided that he or she gives the Company an opportunity, at its own expense, to handle and defend any claim, action, suit, or proceeding to which he or she is a party before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such Covered Persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

17. Death. Unless otherwise provided in an enrollment form or procedures established by the Company from time to time, in the event of the Participant’s death, any accumulated payroll deductions and other contributions not used to purchase Shares will be paid to and any Shares credited to his or her brokerage or Plan share account will be transferred to Participant’s heirs or estate as soon as reasonably practicable following the Participant’s death.

18. Transferability. Payroll deductions, contributions credited to a Participant’s account, and any other rights with regard to the purchase of Shares pursuant to a purchase right or to receive Shares under the Plan may not be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 17). Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

19. Use of Funds. All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions or contributions except as may be required by applicable local law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Until Shares are issued, Participants will only have the rights of an unsecured creditor, although Participants in specified Offerings may have additional rights where required under local law, as determined by the Company.

20. Amendment and Termination.

(a) Subject to any applicable law or government regulation and to the rules of the NYSE or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified, suspended or terminated by the Board without the approval of the shareholders of the Company. This termination authority may not be further delegated. Except as provided in Section 15, no amendment may make any change in any purchase right previously granted which adversely affects the rights of any Participant or any beneficiary, as applicable, without the consent of the affected Participant or beneficiary. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain shareholder approval of any amendment in such a manner and to such a degree as required.

(b) Without shareholder approval and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Committee may change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant to adjust for delays or mistakes in the Company’s processing of any properly completed Participation Election(s), establish reasonable waiting and adjustment periods, accounting, or crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines. The powers referred to in this Section 20(b) may not be delegated.

C-8 • 2026 Proxy Statement

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares.

(a) Shares may not be issued with respect to a purchase right unless the purchase of Shares pursuant to such purchase right and the issuance and delivery of such Shares comply with applicable law. This may include, without limitation, U.S. and non-U.S. laws, state and local laws, the rules and regulations promulgated under U.S. securities laws, and the requirements of any stock exchange upon which the Shares may then be listed. Share issuance is subject to the approval of legal counsel for the Company with respect to such compliance. Any payroll deductions or contributions will be promptly refunded to the relevant Participant or beneficiary, as applicable.

(b) As a condition to the purchase of Shares pursuant to a purchase right, the Company may require the person on whose behalf Shares are purchased to represent and warrant at the time of any such purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of legal counsel for the Company, such a representation is required by any of the applicable provisions of law described in subsection (a) above.

23. Share Issuance. All Shares delivered under the Plan pursuant to the exercise of a purchase right to purchase Shares are subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, the NYSE or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Company may take whatever steps are necessary to effect such restrictions.

24. Term of Plan. The Plan, as hereby amended and restated, is effective upon the later of its adoption by the Board or its approval by the stockholders of the Company (the “Effective Date”). Unless sooner terminated by the Board in accordance with Section 20, the Plan will terminate on the date on which all purchase rights are exercised in connection with a dissolution or liquidation pursuant to Section 15(b) or Change in Control pursuant to Section 15(c). No further purchase rights will be granted or Shares purchased, and no further payroll deductions or contributions will be collected under the Plan following such termination.

25. Stockholder Approval. The Plan, as hereby amended and restated, will be subject to the approval by stockholders of the Company within twelve (12) months prior to or after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under applicable law.

26. Code Section 409A; Tax Qualification.

(a) Purchase rights granted under the Plan are intended to be exempt from the application of Section 409A of the Code. Subject to Section 26(b), in the case of a Participant who would otherwise be subject to Section 409A, to the extent the Company determines that a purchase right or the exercise, payment, settlement or deferral thereof is subject to Section 409A, the purchase right will be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A, including Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Anything in the foregoing to the contrary notwithstanding, the Company shall have no liability to a Participant or any other party if the purchase right that is intended to be exempt from, or compliant with Section 409A is not so exempt or compliant or for any action taken by the Company with respect thereto.

(b) Although the Company may endeavor to (i) qualify a purchase right for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 26(a). The Company is not constrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

27. Severability. If any particular provision of this Plan is found to be invalid or otherwise unenforceable, such determination will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision is omitted.

Ally Financial Inc. • C-9

28. Governing Law. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of federal law, this Plan will be construed in accordance with the laws of the State of Michigan, without giving effect to Michigan’s conflict of laws principles.

29. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings may not be deemed in any way material or relevant to the construction or interpretation of the Plan.

30. Data Protection. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any Subsidiary, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(a) administering and maintaining Participant records;

(b) providing information to the Company, Subsidiaries, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(c) providing information to future purchasers or merger partners of the Company or any Subsidiary, or the business in which the Participant works; and

(d) transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

C-10 • 2026 Proxy Statement

Glossary of
Commonly
Used Terms

The following are definitions for many of the acronyms and terms used throughout this Proxy Statement.

AIP	Annual Incentive Plan
Ally	Ally Financial Inc.
Ally Financial Inc.	Ally Financial Inc. and its consolidated subsidiaries, unless the context requires otherwise
BHC	Bank Holding Company
Board	Board of Directors of Ally Financial Inc.
Broker	Brokerage firms, banks, trustees, other nominees, or similar entities
CD&A	Compensation Discussion and Analysis
CEO	Chief Executive Officer
CET1	Common Equity Tier 1
CF	Corporate Finance
CFO	Chief Financial Officer
CISO	Chief Information Security Officer
CNGC	Compensation, Nominating, and Governance Committee
Company	Ally Financial Inc.
Computershare	Computershare Limited
COO	Chief Operating Officer
CRO	Chief Risk Officer
Deloitte	Deloitte & Touche LLP
Director DSU	Director Deferred Stock Unit
EPS	Earnings Per Share
ESG	Environmental, Social, and Governance
Exchange Act	Securities Exchange Act of 1934, as amended
FASB	Financial Accounting Standards Board
FDIC	Federal Deposit Insurance Corporation
Federal Reserve	The Board of Governors of the Federal Reserve System
FHC	Financial Holding Company
FW Cook	Frederic W. Cook & Co., Inc.
GAAP	Generally Accepted Accounting Principles in the United States
ICP	Incentive Compensation Plan

LTI	Long-Term Incentive
M&A	Mergers and Acquisitions
MRT	Material Risk Taker
NCO	Net Charge Off
NEO	Named Executive Officer
NYSE	New York Stock Exchange
OCI	Other Comprehensive Income
O/S	Outstanding Shares
PCAOB	Public Company Accounting Oversight Board
PEO	Principal Executive Officer
PSU	Performance Stock Unit
Record Date	March 13, 2026
ROTCE	Return on Tangible Common Equity
RSU	Restricted Stock Unit
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
TSR	Total Shareholder Return
TSV	Total Shareholder Value
U.S.	United States of America
We, us, or our	Ally Financial Inc.
YoY	Year over Year

https://www.instragram.com/ally/

https://www.linkedin.com/company/ally/

https://www.youtube.com/c/ally

https://www.facebook.com/ally

https://www.tiktok.com/@allydoitright

©2009 - 2026 Ally Financial Inc. All Rights reserved.

w SCAN TO VIEW MATERIALS & VOTE ALLY FINANCIAL INC. ALLY DETROIT CENTER, 500 WOODWARD AVE DETROIT, MI 48226 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/ALLY or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 5, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ALLY2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 5, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V85607-P45128 ALLY FINANCIAL INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors. For Against Abstain Nominees: ! ! 1a. Gunther T. Bright 1b. William H. Cary 1c. Mayree C. Clark 1d. Kim S. Fennebresque 1e. Thomas P. Gibbons 1f. Michelle J. Goldberg 1g. Franklin W. Hobbs 1h. Allan P. Merrill 1i. David Reilly 1j. Michael G. Rhodes 1k. Brian H. Sharples 1l. Tracey D. Weber The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! 2. Advisory vote on executive compensation. 3. Ratification of the Audit Committee s engagement of Deloitte & Touche LLP as the Company s independent registered public accounting firm for 2026. ! ! ! ! ! ! 4. Approval of the Ally Financial Inc. Incentive Compensation Omnibus Plan. ! 5. Approval of the Ally Financial Inc. Employee Stock Purchase Plan. The Board of Directors recommends you vote AGAINST the following proposal: ! ! 6. Shareholder Proposal to Reduce Threshold for Shareholders to Call Special Meetings. NOTE: If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting these shares on the matter. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/ALLY. V85608-P45128 ALLY FINANCIAL INC. Annual Meeting of Shareholders May 6, 2026 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Hope D. Mehlman, Jeffrey A. Belisle, and Kevin M. Coleman or any of them, as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, all of the shares of common stock of ALLY FINANCIAL INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM ET on May 6, 2026, virtually at www.virtualshareholdermeeting.com/ALLY2026. This proxy revokes all prior proxies given by the shareholder(s). This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations. Continued and to be signed on reverse side